                                                        THE
                                                        BENCHMARK
                                                        FUNDS


                                                        Fixed
The Benchmark Funds                                     Income and
                                                        Equity
                                                        Portfolios


Investment Adviser, Transfer Agent and Custodian:
The Northern Trust Company
50 S. LaSalle Street
Chicago, IL 60675

Administrator and Distributor:
Goldman, Sachs & Co.
4900 Sears Tower
Chicago, IL 60606




                                                        PROSPECTUS
                                                        APRIL 1, 1997

                              THE BENCHMARK FUNDS
                    (Advised by The Northern Trust Company)

This Prospectus describes five fixed income, one balanced and six equity portfolios (the "Portfolios") offered by The Benchmark Funds (the "Trust") to institutional investors.

 The U.S. GOVERNMENT SECURITIES PORTFOLIO seeks to maximize total return with reasonable risk by investing in a broad range of U.S. Government securities and maintaining a dollar-weighted average maturity of between 1 and 5 years. The SHORT-INTERMEDIATE BOND PORTFOLIO seeks to maximize total return consistent with reasonable risk by investing in a broad range of bonds and other fixed income securities and maintaining a dollar-weighted average maturity of between 2 and 5 years.
 The U.S. TREASURY INDEX PORTFOLIO seeks to provide investment results approximating the performance of the Lehman Brothers Treasury Bond Index (the "Lehman Index") by investing primarily in securities represented in the Lehman Index.
 The BOND PORTFOLIO seeks to maximize total return consistent with reasonable risk by investing in a broad range of bonds and other fixed income securities and maintaining a dollar-weighted average maturity of between 5 and 15 years. The INTERNATIONAL BOND PORTFOLIO seeks to maximize total return consistent with reasonable risk by investing primarily in a broad range of bonds and other fixed income securities of foreign issuers while maintaining a dollar-weighted average maturity of between 3 and 11 years.
 The BALANCED PORTFOLIO seeks to provide long-term capital appreciation and current income by investing in stocks, bonds and cash equivalents.
 The EQUITY INDEX PORTFOLIO seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index") by investing substantially all of its assets in securities comprising the S&P Index.
 The DIVERSIFIED GROWTH PORTFOLIO seeks to provide long-term capital appreciation with income a secondary consideration by investing principally in common and preferred stocks and securities convertible into common stock of growth companies.
 The FOCUSED GROWTH PORTFOLIO seeks to provide long-term capital appreciation by investing primarily in common stocks of growth companies. Any income received is incidental to the objective of capital appreciation.
 The SMALL COMPANY INDEX PORTFOLIO seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000 Small Stock Index (the "Russell Index") by investing substantially all of its assets in securities represented in the Russell Index.
 The INTERNATIONAL EQUITY INDEX PORTFOLIO seeks to provide investment results approximating the aggregate price and dividend performance of the securities in the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East Index (the "EAFE Index").
 The INTERNATIONAL GROWTH PORTFOLIO seeks to provide long-term capital appreciation by investing principally in common and preferred stocks and securities convertible into common stock of foreign issuers. Any income received is incidental to the objective of capital appreciation.

 This Prospectus provides information about the Portfolios that you should know before investing. It should be read and retained for future reference. If you would like more detailed information, a Statement of Additional Information (the "Additional Statement") dated April 1, 1997 is available upon request without charge by writing to the Trust's distributor, Goldman, Sachs & Co. ("Goldman Sachs"), 4900 Sears Tower, Chicago, Illinois 60606 or by calling 1-800-621-2550.

UNITS OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE PORTFOLIOS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is April 1, 1997.

THE NORTHERN TRUST COMPANY             INVESTMENT ADVISER, TRANSFER AGENT AND
50 S. LaSalle Street                   CUSTODIAN
Chicago, Illinois 60675
312-630-6000


Each Portfolio is advised by The Northern Trust Company ("Northern"). Units of all Portfolios other than the Small Company Index and International Equity Index Portfolios are sold and redeemed without any purchase or redemption charge imposed by the Trust, although Northern and other institutions may charge their customers for services provided in connection with their investments. The Small Company Index and International Equity Index Portfolios require the payment of an additional transaction fee with respect to purchase transactions equal to 0.75% and 1.00%, respectively, of the amount invested.


                                     INDEX

                                    PAGE
                                    ----
SUMMARY OF EXPENSES                   3
-------------------
FINANCIAL HIGHLIGHTS                  9
--------------------
INVESTMENT INFORMATION               20
----------------------
 Introduction                        20
 U.S. Government Securities Portfo-
  lio                                20
 Short-Intermediate Bond Portfolio   20
 U.S. Treasury Index Portfolio       21
 Bond Portfolio                      21
 International Bond Portfolio        21
 Balanced Portfolio                  22
 Equity Index Portfolio              23
 Diversified Growth Portfolio        24
 Focused Growth Portfolio            24
 Small Company Index Portfolio       25
 International Equity Index Portfo-
  lio                                26
 International Growth Portfolio      27
 Special Risks and Other Considera-
  tions                              28
 Description of Securities and
  Common Investment Techniques       30
 Investment Restrictions             42

                                    PAGE
                                    ----
TRUST INFORMATION                    42
-----------------
 Board of Trustees                   42
 Investment Adviser, Transfer Agent
  and Custodian                      42
 Portfolio Managers                  44
 Administrator and Distributor       44
 Unitholder Servicing Plan           45
 Service Information                 45
INVESTING                            46
---------
 Purchase of Units                   46
 Redemption of Units                 49
 Distributions                       51
 Taxes                               52
NET ASSET VALUE                      54
---------------
PERFORMANCE INFORMATION              54
-----------------------
ORGANIZATION                         55
------------
MISCELLANEOUS                        56
-------------

                              SUMMARY OF EXPENSES

The following table sets forth certain information regarding the unitholder transaction expenses imposed by the Trust and the annualized operating expenses the Portfolios (except the International Equity Index Portfolio) incurred during the Trust's last fiscal year, and the estimated annualized operating expenses the International Equity Index Portfolio expects to incur during the current fiscal year. Hypothetical examples based on the table are also shown. Investors should note that units of each Portfolio have been classified into four separate classes, Class A, B, C and D units. Each class is distinguished by the level of administrative support and transfer agency services provided. Class A, B, C and D units represent pro rata interests in a Portfolio except that different unitholder servicing fees and transfer agency fees are payable by Class A, B, C and D units in a Portfolio. See "Trust Information--Unitholder Servicing Plan."

                           U.S. Government Securities        Short-Intermediate Bond
                         ------------------------------- --------------------------------
                         Class A Class B Class C Class D Class A Class B Class  C Class D
                          Units   Units   Units   Units   Units   Units   Units    Units
                         ------- ------- ------- ------- ------- ------- -------- -------
Unitholder Transaction
 Expenses
 Maximum Sales Charge
  Imposed on Purchases..  None    None    None    None    None    None     None    None
 Additional Transaction
  Fee (as a percentage
  of amount invested)...  None    None    None    None    None    None     None    None
 Deferred Sales Charge
  Imposed on Reinvested
  Distributions.........  None    None    None    None    None    None     None    None
 Deferred Sales Charge
  Imposed on
  Redemptions...........  None    None    None    None    None    None     None    None
 Redemption Fees........  None    None    None    None    None    None     None    None
 Exchange Fees..........  None    None    None    None    None    None     None    None
Annual Operating
 Expenses After Expense
 Reimbursements and Fee
 Reductions (as a
 percentage of average
 daily net assets).
 Management Fees After
  Fee Reductions(1).....  .25%    .25%    .25%    .25%    .25%    .25%     .25%    .25%
 12b-1 Fees.............  None    None    None    None    None    None     None    None
 Servicing Fees(4)......  None    .10%    .15%    .25%    None    .10%     .15%    .25%
 Transfer Agency
  Fees(4)...............  .01%    .05%    .10%    .15%    .01%    .05%     .10%    .15%
 Other Expenses After
  Expense
  Reimbursements and
  Fee Reductions(2,3)...  .10%    .10%    .10%    .10%    .10%    .10%     .10%    .10%
                          ----    ----    ----    ----    ----    ----     ----    ----
   Total Operating
    Expenses(1,2,3,4)...  .36%    .50%    .60%    .75%    .36%    .50%     .60%    .75%
                          ====    ====    ====    ====    ====    ====     ====    ====
Example of Expenses.
 Based on the foregoing
 table, you would pay
 the following expenses
 on a hypothetical
 $1,000 investment,
 assuming a 5% annual
 return and redemption
 at the end of each time
 period:
 One Year...............    $4      $5      $6      $8      $4      $5       $6      $8
 Three Years............   $12     $16     $19     $24     $12     $16      $19     $24
 Five Years.............   $20     $28     $33     $42     $20     $28      $33     $42
 Ten Years..............   $46     $63     $75     $93     $46     $63      $75     $93

                               U.S. Treasury Index                    Bond
                         ------------------------------- -------------------------------
                         Class A Class B Class C Class D Class A Class B Class C Class D
                          Units   Units   Units   Units   Units   Units   Units   Units
                         ------- ------- ------- ------- ------- ------- ------- -------
Unitholder Transaction
 Expenses
 Maximum Sales Charge
  Imposed on Purchases..  None    None    None    None    None    None    None    None
 Additional Transaction
  Fee (as a percentage
  of amount invested)...  None    None    None    None    None    None    None    None
 Deferred Sales Charge
  Imposed on Reinvested
  Distributions.........  None    None    None    None    None    None    None    None
 Deferred Sales Charge
  Imposed on
  Redemptions...........  None    None    None    None    None    None    None    None
 Redemption Fees........  None    None    None    None    None    None    None    None
 Exchange Fees..........  None    None    None    None    None    None    None    None
Annual Operating
 Expenses After Expense
 Reimbursements and Fee
 Reductions (as a
 percentage of average
 daily net assets).
 Management Fees After
  Fee Reductions(1).....  .15%    .15%    .15%    .15%    .25%    .25%    .25%    .25%
 12b-1 Fees.............  None    None    None    None    None    None    None    None
 Servicing Fees(4)......  None    .10%    .15%    .25%    None    .10%    .15%    .25%
 Transfer Agency
  Fees(4)...............  .01%    .05%    .10%    .15%    .01%    .05%    .10%    .15%
 Other Expenses After
  Expense
  Reimbursements and
  Fee Reductions(2,3)...  .10%    .10%    .10%    .10%    .10%    .10%    .10%    .10%
                          ----    ----    ----    ----    ----    ----    ----    ----
   Total Operating
    Expenses(1,2,3,4)...  .26%    .40%    .50%    .65%    .36%    .50%    .60%    .75%
                          ====    ====    ====    ====    ====    ====    ====    ====
Example of Expenses.
 Based on the foregoing
 table, you would pay
 the following expenses
 on a hypothetical
 $1,000 investment,
 assuming a 5% annual
 return and redemption
 at the end of each time
 period:
 One Year...............    $3      $4      $5      $7      $4      $5      $6      $8
 Three Years............    $8     $13     $16     $21     $12     $16     $19     $24
 Five Years.............   $15     $22     $28     $36     $20     $28     $33     $42
 Ten Years..............   $33     $51     $63     $81     $46     $63     $75     $93

                               International Bond                   Balanced
                         ------------------------------- -------------------------------
                         Class A Class B Class C Class D Class A Class B Class C Class D
                          Units   Units   Units   Units   Units   Units   Units   Units
                         ------- ------- ------- ------- ------- ------- ------- -------
Unitholder Transaction
 Expenses
 Maximum Sales Charge
  Imposed on Purchases..  None     None    None    None   None    None    None     None
 Additional Transaction
  Fee (as a percentage
  of amount invested)...  None     None    None    None   None    None    None     None
 Deferred Sales Charge
  Imposed on Reinvested
  Distributions.........  None     None    None    None   None    None    None     None
 Deferred Sales Charge
  Imposed on
  Redemptions...........  None     None    None    None   None    None    None     None
 Redemption Fees........  None     None    None    None   None    None    None     None
 Exchange Fees..........  None     None    None    None   None    None    None     None
Annual Operating
 Expenses After Expense
 Reimbursements and Fee
 Reductions (as a
 percentage of average
 daily net assets).
 Management Fees After
  Fee Reductions(1).....  .70%     .70%    .70%    .70%   .50%    .50%    .50%     .50%
 12b-1 Fees.............  None     None    None    None   None    None    None     None
 Servicing Fees(4)......  None     .10%    .15%    .25%   None    .10%    .15%     .25%
 Transfer Agency
  Fees(4)...............  .01%     .05%    .10%    .15%   .01%    .05%    .10%     .15%
 Other Expenses After
  Expense
  Reimbursements and
  Fee Reductions(2,3)...  .25%     .25%    .25%    .25%   .10%    .10%    .10%     .10%
                          ----    -----   -----   -----   ----    ----    ----    -----
   Total Operating
    Expenses(1,2,3,4)...  .96%    1.10%   1.20%   1.35%   .61%    .75%    .85%    1.00%
                          ====    =====   =====   =====   ====    ====    ====    =====
Example of Expenses.
 Based on the foregoing
 table, you would pay
 the following expenses
 on a hypothetical
 $1,000 investment,
 assuming a 5% annual
 return and redemption
 at the end of each time
 period:
 One Year...............   $10      $11     $12     $14     $6      $8      $9      $10
 Three Years............   $31      $35     $38     $43    $20     $24     $27      $32
 Five Years.............   $53      $61     $66     $74    $34     $42     $47      $55
 Ten Years..............  $118     $134    $145    $162    $76     $93    $105     $122

                                 Equity Index(6)               Diversified Growth
                         ------------------------------- -------------------------------
                         Class A Class B Class C Class D Class A Class B Class C Class D
                          Units   Units   Units   Units   Units   Units   Units   Units
                         ------- ------- ------- ------- ------- ------- ------- -------
Unitholder Transaction
 Expenses
 Maximum Sales Charge
  Imposed on Purchases..  None    None    None    None    None    None    None     None
 Additional Transaction
  Fee (as a percentage
  of amount invested)...  None    None    None    None    None    None    None     None
 Deferred Sales Charge
  Imposed on Reinvested
  Distributions.........  None    None    None    None    None    None    None     None
 Deferred Sales Charge
  Imposed on
  Redemptions...........  None    None    None    None    None    None    None     None
 Redemption Fees........  None    None    None    None    None    None    None     None
 Exchange Fees..........  None    None    None    None    None    None    None     None
Annual Operating
 Expenses After Expense
 Reimbursements and Fee
 Reductions (as a
 percentage of average
 daily net assets).
 Management Fees After
  Fee Reductions(1).....  .10%    .10%    .10%    .10%    .55%    .55%    .55%     .55%
 12b-1 Fees.............  None    None    None    None    None    None    None     None
 Servicing Fees(4)......  None    .10%    .15%    .25%    None    .10%    .15%     .25%
 Transfer Agency
  Fees(4)...............  .01%    .05%    .10%    .15%    .01%    .05%    .10%     .15%
 Other Expenses After
  Expense
  Reimbursements and
  Fee Reductions(2,3)...  .11%    .11%    .11%    .11%    .10%    .10%    .10%     .10%
                          ----    ----    ----    ----    ----    ----    ----    -----
   Total Operating
    Expenses(1,2,3,4,6).  .22%    .36%    .46%    .61%    .66%    .80%    .90%    1.05%
                          ====    ====    ====    ====    ====    ====    ====    =====
Example of Expenses.
 Based on the foregoing
 table, you would pay
 the following expenses
 on a hypothetical
 $1,000 investment,
 assuming a 5% annual
 return and redemption
 at the end of each time
 period:
 One Year...............    $2      $4      $5      $6      $7      $8      $9      $11
 Three Years............    $7     $12     $15     $20     $21     $26     $29      $33
 Five Years.............   $12     $20     $26     $34     $37     $44     $50      $58
 Ten Years..............   $28     $46     $58     $76     $82     $99    $111     $128

                                    Focused Growth              Small Company Index(6)
                            ------------------------------- -------------------------------
                            Class A Class B Class C Class D Class A Class B Class C Class D
                             Units   Units   Units   Units   Units   Units   Units   Units
                            ------- ------- ------- ------- ------- ------- ------- -------
Unitholder Transaction
 Expenses
 Maximum Sales Charge Im-
  posed on Purchases......   None     None    None    None   None    None    None    None
 Additional Transaction
  Fee (as a percentage of
  amount invested)(5).....   None     None    None    None   .75%    .75%    .75%    .75%
 Deferred Sales Charge
  Imposed on Reinvested
  Distributions...........   None     None    None    None   None    None    None    None
 Deferred Sales Charge
  Imposed on Redemptions..   None     None    None    None   None    None    None    None
 Redemption Fees..........   None     None    None    None   None    None    None    None
 Exchange Fees............   None     None    None    None   None    None    None    None
Annual Operating Expenses
 After Expense
 Reimbursements and
 Fee Reductions (as a
 percentage of average
 daily net assets).
 Management Fees After
  Fee Reductions(1).......   .80%     .80%    .80%    .80%   .20%    .20%    .20%    .20%
 12b-1 Fees...............   None     None    None    None   None    None    None    None
 Servicing Fees(4)........   None     .10%    .15%    .25%   None    .10%    .15%    .25%
 Transfer Agency Fees(4)..   .01%     .05%    .10%    .15%   .01%    .05%    .10%    .15%
 Other Expenses After Ex-
  pense Reimbursements
  and
  Fee Reductions(2,3).....   .10%     .10%    .10%    .10%   .11%    .11%    .11%    .11%
                             ----    -----   -----   -----   ----    ----    ----    ----
   Total Operating
    Expenses(1,2,3,4,5,6).   .91%    1.05%   1.15%   1.30%   .32%    .46%    .56%    .71%
                             ====    =====   =====   =====   ====    ====    ====    ====
Example of Expenses. Based
 on the foregoing table,
 you would pay the
 following expenses on a
 hypothetical $1,000
 investment, assuming a 5%
 annual return and
 redemption at the end of
 each time period:
 One Year.................     $9      $11     $12     $13    $11     $12     $13     $15
 Three Years..............    $29      $33     $37     $41    $18     $22     $25     $30
 Five Years...............    $50      $58     $63     $71    $25     $33     $39     $47
 Ten Years................   $112     $128    $140    $157    $48     $65     $77     $95

                         International Equity Index Portfolio(7)          International Growth
                         ------------------------------------------  -------------------------------
                          Class A    Class B    Class C    Class D   Class A Class B Class C Class D
                           Units      Units      Units      Units     Units   Units   Units   Units
                         ---------  ---------  ---------  ---------  ------- ------- ------- -------
Unitholder Transaction
 Expenses
 Maximum Sales Charge
  Imposed on Purchases..       None       None       None       None   None    None    None    None
 Additional Transaction
  Fee (as a percentage
  of amount
  invested)(5)..........      1.00%      1.00%      1.00%      1.00%   None    None    None    None
 Deferred Sales Charge
  Imposed on Reinvested
  Distributions.........       None       None       None       None   None    None    None    None
 Deferred Sales Charge
  Imposed on
  Redemptions...........       None       None       None       None   None    None    None    None
 Redemption Fees........       None       None       None       None   None    None    None    None
 Exchange Fees..........       None       None       None       None   None    None    None    None
Annual Operating
 Expenses After Expense
 Reimbursements and
 Fee Reductions (as a
 percentage of average
 daily net assets).
 Management Fees After
  Fee Reductions(1).....       .25%       .25%       .25%       .25%   .80%    .80%    .80%    .80%
 12b-1 Fees.............       None       None       None       None   None    None    None    None
 Servicing Fees(4)......       None       .10%       .15%       .25%   None    .10%    .15%    .25%
 Transfer Agency
  Fees(4)...............       .01%       .05%       .10%       .15%   .01%    .05%    .10%    .15%
 Other Expenses After
  Expense
  Reimbursements and
  Fee Reductions(2,3)...       .25%       .25%       .25%       .25%   .25%    .25%    .25%    .25%
                          ---------  ---------  ---------  ---------  -----   -----   -----   -----
   Total Operating
    Expenses(1,2,3,4,5).       .51%       .65%       .75%       .90%  1.06%   1.20%   1.30%   1.45%
                          =========  =========  =========  =========  =====   =====   =====   =====
Example of Expenses.
 Based on the foregoing
 table, you would pay
 the following expenses
 on a hypothetical
 $1,000 investment,
 assuming a 5% annual
 return and redemption
 at the end of each time
 period:
 One Year...............        $15        $17        $18        $19    $11     $12     $13     $15
 Three Years............        $22        $24        $25        $26    $34     $38     $41     $46
 Five Years.............         NA         NA         NA         NA    $58     $66     $71     $79
 Ten Years..............         NA         NA         NA         NA   $129    $145    $157    $174

----------
(1) For the fiscal year ending November 30, 1996, Northern voluntarily reduced its advisory fee for the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, International Bond, Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Index and International Growth Portfolios to .25%, .25%, .15%, .25%, .70%, .50%, .10%, .55%, .80%, .20% and .80%, respectively, of the Portfolios' respective average daily net assets (advisory fees are otherwise payable at the annual rate of .60%, .60%, .40%, .60%, .90%, .80%, .30%, .80%,
    1.10%, .40% and 1.00%, respectively, of the Portfolios' respective average daily net assets). In addition, Northern has voluntarily agreed to reduce its advisory fee for the International Equity Index Portfolio to .25% of the Portfolio's average daily net assets for the current fiscal year (advisory fees are otherwise payable at the annual rate of .50% of the Portfolio's average daily net assets).

(2) For the fiscal year ending November 30, 1996, Goldman Sachs reduced its administration fee (otherwise payable with respect to each Portfolio at the annual rate of .25% of the first $100 million, .15% of the next $200 million, .075% of the next $450 million and .05% of any excess over $750 million of the Portfolio's net assets) to .10% of each Portfolio's average net assets. Goldman Sachs has advised the Trust that it intends to reimburse expenses for each Portfolio to the extent that, in any fiscal year, the sum of a Portfolio's expenses (including the fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as adviser and certain other expenses) exceeds on an annualized basis .25% of the International Bond, International Growth and International Equity Index Portfolio's average daily net assets and .10% of each other Portfolio's average daily net assets for such fiscal year. The expense information in the table has, accordingly, been presented to reflect these fee reductions and expense reimbursements (estimated in the case of the International Equity Index Portfolio).

(3) Without the undertakings of Northern and Goldman Sachs, and had all classes of units been outstanding during the year ending November 30, 1996, "Other Expenses" in the foregoing table would have been as follows:
    U.S. Government Securities Portfolio -- .33%; Short-Intermediate Bond Portfolio -- .27%; U.S. Treasury Index Portfolio -- .63%; Bond Portfolio -- .23%; International Bond Portfolio -- .67%; Balanced Portfolio--.39%; Equity Index Portfolio--.19%; Diversified Growth Portfolio--.29%; Focused Growth Portfolio--.32%; Small Company Index Portfolio--.38%; and International Growth Portfolio--.42%; and the total annual operating expenses would have been as follows for Class A, B, C and D units, respectively: U.S. Government Securities Portfolio--.94%, 1.08%, 1.18% and 1.33%; Short-Intermediate Bond Portfolio--.88%, 1.02%, 1.12% and 1.27%; U.S. Treasury Index Portfolio--1.04%, 1.18%, 1.28% and 1.43%; Bond Portfolio--.84%, .98%, 1.08% and 1.23%; International Bond Portfolio-- 1.58%, 1.72%, 1.82% and 1.97%; Balanced Portfolio--1.20%, 1.34%, 1.44% and
    1.59%; Equity Index Portfolio--.50%, .64%, .74% and .89%; Diversified Growth Portfolio--1.10%, 1.24%, 1.34% and 1.49%; Focused Growth Portfolio--1.43%, 1.57%, 1.67% and 1.82%; Small Company Index Portfolio-- .79%, .93%, 1.03% and 1.18%; and International Growth Portfolio--1.43%, 1.57%, 1.67% and 1.82%, based on actual expenses incurred during the fiscal year ended November 30, 1996. Without the undertakings of Northern and Goldman Sachs, it is estimated that "Other Expenses" would be .59% for the International Equity Index Portfolio, and total annual operating expenses for the Portfolio's Class A, B, C and D units would be 1.10%, 1.24%, 1.34% and 1.49%, respectively, for the current fiscal year. See note (7) below. For a more complete description of the Portfolio's expenses, see "Trust Information" in this Prospectus.

(4) The Trust has adopted a Unitholder Servicing Plan pursuant to which the Trust may enter into agreements with Institutions or other financial intermediaries under which they render (or arrange to have rendered) certain unitholder administrative support services for their Customers or other Investors who beneficially own Class B, C and D units in return for a fee ("Servicing Fee") of up to .10%, .15%, and .25%, respectively, per annum of the value of each Portfolio's outstanding Class B, C and D units, respectively. The Trust also allocates transfer agency fees, which are attributable to the Class A, B, C and D units in a Portfolio, separately to such units, as reflected in the table. For further information, see "Investment Adviser, Transfer Agent and Custodian" and "Unitholder Servicing Plan" under the heading "Trust Information" in this Prospectus.

(5) To prevent the Small Company Index Portfolio and International Equity Index Portfolio from being adversely affected by the transaction costs associated with unit purchases, the Portfolios will sell units at a price equal to the net asset value of the units plus an additional transaction fee equal to .75% and 1.00%, respectively, of such value. Such amounts are not sales charges, but are retained by the Portfolio for the benefit of all unitholders. (See "Investment Information--Small Company Index Portfolio," "Investment Information--International Equity Index Portfolio," "Investing--Purchase of Units" and "Investing--Redemption of Units").

(6) The actual expense ratios reflected in the above table for each class of the Equity Index and Small Company Index Portfolios include interest expense of .01%, associated with temporary borrowings. Interest expense is not subject to voluntary expense limitations. Had the Portfolios not experienced such temporary borrowings, the total annual operating expense ratios would have been as follows: Equity Index Class A, B, C and D units--.21%, .35%, .45% and .60%, respectively, and Small Company Index Class A, B, C and D units--.31%, .45%, .55% and .70%, respectively. Whether such borrowings will occur in any given year and the actual amount of such borrowings is difficult to predict. The expenses noted in the table under "Other Expenses After Expense Reimbursements and Fee Reductions" have been restated with respect to Class B and C units of the Small Company Index Portfolios and Class B units of the Equity Index Portfolio to reflect what such expenses would have been had such classes of units of those Portfolios been outstanding for the entire fiscal year ended November 30, 1996.

(7) Since the Portfolio does not yet have an operating history, the costs and expenses included in the table and hypothetical example above are based on estimated fees and expenses for the current fiscal year and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated.

                             --------------------

THE PURPOSE OF THE FOREGOING TABLE IS TO ASSIST YOU IN UNDERSTANDING THE VARIOUS UNITHOLDER TRANSACTION AND OPERATING EXPENSES OF EACH PORTFOLIO THAT UNITHOLDERS BEAR DIRECTLY OR INDIRECTLY. IT DOES NOT, HOWEVER, REFLECT ANY CHARGES WHICH MAY BE IMPOSED BY NORTHERN, ITS AFFILIATES AND CORRESPONDENT BANKS AND OTHER INSTITUTIONS ON THEIR CUSTOMERS AS DESCRIBED UNDER "INVESTING--PURCHASE OF UNITS." THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

-------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS

The following data have been audited by Ernst & Young LLP, independent auditors, as indicated in their report incorporated by reference into the Additional Statement from the annual report to unitholders for the fiscal year ended November 30, 1996 (the "Annual Report"), and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. No information is presented with respect to Class C units of the Short-Intermediate Bond, U.S. Treasury Index, International Bond, Diversified Growth, Small Company Index and International Growth Portfolios, units of any class of the International Equity Index Portfolio, and Class B units of the Portfolios because no such units were outstanding during the fiscal year ended November 30, 1996. The Annual Report also contains additional performance information and is available upon request and without charge by calling the telephone number or writing to the address on the first page of this Prospectus.

For the Years Ended November 30,

                                         U.S. Government Securities Portfolio
                          -------------------------------------------------------------------------
                                      Class A                  Class C           Class D
                          -----------------------------------  --------  --------------------------
                           1996     1995     1994    1993 (a)  1996 (b)   1996     1995    1994 (c)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD           $ 20.08  $ 19.05  $ 20.07  $ 20.00   $ 20.13   $ 20.04  $ 19.05   $19.43
Income (loss) from in-
 vestment operations:
 Net investment income       1.02     1.05     0.91     0.55      0.91      0.96     0.96     0.22
 Net realized and
  unrealized gain (loss)
  on
  investments               (0.01)    1.02    (1.02)    0.05     (0.12)    (0.03)    1.00    (0.38)
----------------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       1.01     2.07    (0.11)    0.60      0.79      0.93     1.96    (0.16)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income      (1.02)   (1.04)   (0.91)   (0.53)    (0.86)    (0.94)   (0.97)   (0.22)
----------------------------------------------------------------------------------------------------
Total distributions to
 unitholders                (1.02)   (1.04)   (0.91)   (0.53)    (0.86)    (0.94)   (0.97)   (0.22)
----------------------------------------------------------------------------------------------------
Net increase (decrease)     (0.01)    1.03    (1.02)    0.07     (0.07)    (0.01)    0.99    (0.38)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $ 20.07  $ 20.08  $ 19.05  $ 20.07   $ 20.06   $ 20.03  $ 20.04   $19.05
----------------------------------------------------------------------------------------------------
Total return (d)             5.15%   11.18%  (0.57)%    3.00%     4.05%     4.77%   10.66%   (0.90)%
Ratio to average net as-
 sets of (e):
 Expenses, net of waiv-
  ers and reimbursements     0.36%    0.36%    0.36%    0.43%     0.60%     0.75%    0.75%    0.75%
 Expenses, before waiv-
  ers and reimbursements     0.94%    1.09%    1.12%    1.18%     1.18%     1.33%    1.48%    1.51%
 Net investment income,
  net of waivers and
  reimbursements             5.22%    5.43%    4.62%    4.18%     4.97%     4.83%    5.08%    4.65%
 Net investment income,
  before waivers and
  reimbursements             4.64%    4.70%    3.86%    3.43%     4.39%     4.25%    4.35%    3.89%
Portfolio turnover rate    119.75%  141.14%   45.55%   20.59%   119.75%   119.75%  141.14%   45.55%
Net assets at end of pe-
 riod (in thousands)      $92,351  $56,329  $25,293  $32,479   $ 3,535   $   225  $    67   $   13
----------------------------------------------------------------------------------------------------

(a) Commenced investment operations on April 5, 1993.
(b) Class C units were issued on December 29, 1995.
(c) Class D units were issued on September 15, 1994.
(d) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,

                                      Short-Intermediate Bond Portfolio
                          ---------------------------------------------------------------
                                       Class A                          Class D
                          -------------------------------------  ------------------------
                            1996      1995     1994    1993 (a)   1996    1995   1994 (b)
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD           $  20.73  $  19.53  $ 20.33  $  20.00  $20.71  $19.53   $19.82
Income (loss) from in-
 vestment operations:
 Net investment income        1.14      1.02     0.97      0.85    1.07    0.94     0.23
 Net realized and
  unrealized gain (loss)
  on investments             (0.01)     1.19    (0.80)     0.31   (0.02)   1.18    (0.29)
------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations        1.13      2.21     0.17      1.16    1.05    2.12    (0.06)
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income       (1.16)    (1.01)   (0.97)    (0.83)  (1.10)  (0.94)   (0.23)
------------------------------------------------------------------------------------------
Total distributions to
 unitholders                 (1.16)    (1.01)   (0.97)    (0.83)  (1.10)  (0.94)   (0.23)
------------------------------------------------------------------------------------------
Net increase (decrease)      (0.03)     1.20    (0.80)     0.33   (0.05)   1.18    (0.29)
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $  20.70  $  20.73  $ 19.53  $  20.33  $20.66  $20.71   $19.53
------------------------------------------------------------------------------------------
Total return (c)              5.68%    11.58%    0.84%     5.90%   5.22%  11.09%   (0.30)%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements      0.36%     0.36%    0.36%     0.36%   0.75%   0.75%    0.75%
 Expenses, before waiv-
  ers and reimbursements      0.88%     0.91%    0.95%     1.00%   1.27%   1.30%    1.34%
 Net investment income,
  net of waivers and
  reimbursements              5.83%     5.14%    4.84%     4.79%   4.96%   4.85%    4.42%
 Net investment income,
  before waivers and
  reimbursements              5.31%     4.59%    4.25%     4.15%   4.44%   4.30%    3.83%
Portfolio turnover rate      47.68%    54.68%   48.67%    19.48%  47.68%  54.68%   48.67%
Net assets at end of pe-
 riod (in thousands)      $153,675  $158,678  $96,209  $107,550  $  343  $   13   $    1
------------------------------------------------------------------------------------------

(a) Commenced investment operations on January 11, 1993.
(b) Class D units were issued on September 14, 1994.
(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,

                                      U.S. Treasury Index Portfolio
                          ------------------------------------------------------------
                                      Class A                         Class D
                          -----------------------------------  -----------------------
                           1996     1995     1994     1993(a)   1996    1995   1994(b)
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD           $ 20.78  $ 18.77  $ 21.05   $ 20.00  $20.75  $18.77  $18.80
Income (loss) from in-
 vestment operations:
 Net investment income       1.19     1.11     1.15      0.95    1.17    1.00    0.09
 Net realized and
  unrealized gain (loss)
  on investments            (0.18)    2.01    (1.93)     1.02   (0.24)   2.03   (0.03)
--------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       1.01     3.12    (0.78)     1.97    0.93    3.03    0.06
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income      (1.19)   (1.11)   (1.14)    (0.92)  (1.11)  (1.05)  (0.09)
 Net realized gain on
  investments                  --       --    (0.36)       --      --      --      --
--------------------------------------------------------------------------------------
Total distributions to
 unitholders                (1.19)   (1.11)   (1.50)    (0.92)  (1.11)  (1.05)  (0.09)
--------------------------------------------------------------------------------------
Net increase (decrease)     (0.18)    2.01    (2.28)     1.05   (0.18)   1.98   (0.03)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $ 20.60  $ 20.78  $ 18.77   $ 21.05  $20.57  $20.75  $18.77
--------------------------------------------------------------------------------------
Total return (c)             5.10%   16.95%   (3.80)%    9.94%   4.72%  16.43%   0.37%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements     0.26%    0.26%    0.26%     0.26%   0.65%   0.65%   0.65%
 Expenses, before waiv-
  ers and reimbursements     1.04%    0.89%    0.79%     0.83%   1.43%   1.28%   1.18%
 Net investment income,
  net of waivers and re-
  imbursements               5.93%    5.09%    5.60%     5.11%   5.57%   5.41%   6.05%
 Net investment income,
  before waivers and re-
  imbursements               5.15%    4.46%    5.07%     4.54%   4.79%   4.78%   5.52%
Portfolio turnover rate     42.49%   80.36%   52.80%    77.75%  42.49%  80.36%  52.80%
Net assets at end of pe-
 riod (in thousands)      $26,273  $17,674  $37,305   $71,456  $  848  $  286  $   --
--------------------------------------------------------------------------------------

(a) Commenced investment operations on January 11, 1993.
(b) Class D units were issued on November 16, 1994.
(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,

                                                         Bond Portfolio
                          ------------------------------------------------------------------------------------
                                        Class A                        Class C              Class D
                          ---------------------------------------  ---------------- --------------------------
                            1996      1995      1994     1993 (a)   1996   1995 (b)  1996     1995    1994 (c)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD      $  20.96  $  18.29  $  20.70   $  20.00  $20.96   $20.21  $ 20.94  $ 18.29   $18.74
Income (loss) from
 investment operations:
 Net investment income        1.29      1.17      1.42       1.42    1.25     0.47     1.22     1.08     0.28
 Net realized and
  unrealized gain (loss)
  on investments             (0.19)     2.66     (2.21)      0.66   (0.18)    0.74    (0.18)    2.66    (0.45)
---------------------------------------------------------------------------------------------------------------
Total income (loss) from
 investment
 operations                   1.10      3.83     (0.79)      2.08    1.07     1.21     1.04     3.74    (0.17)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income       (1.26)    (1.14)    (1.46)     (1.38)  (1.22)   (0.45)   (1.19)   (1.09)   (0.28)
 Net realized gain on
  investments                   --        --     (0.15)        --      --       --       --       --       --
 Return of capital           (0.03)    (0.02)    (0.01)        --   (0.03)   (0.01)   (0.03)      --       --
---------------------------------------------------------------------------------------------------------------
Total distributions to
 unitholders                 (1.29)    (1.16)    (1.62)     (1.38)  (1.25)   (0.46)   (1.22)   (1.09)   (0.28)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease)      (0.19)     2.67     (2.41)      0.70   (0.18)    0.75    (0.18)    2.65    (0.45)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $  20.77  $  20.96  $  18.29   $  20.70  $20.78   $20.96  $ 20.76  $ 20.94   $18.29
---------------------------------------------------------------------------------------------------------------
Total return (d)              5.57%    21.55%    (4.04)%    10.60%   5.33%    6.08%    5.17%   21.06%   (0.94)%
Ratio to average net as-
 sets of (e):
 Expenses, net of
  waivers and
  reimbursements              0.36%     0.36%     0.36%      0.36%   0.60%    0.60%    0.75%    0.75%    0.75%
 Expenses, before
  waivers and
  reimbursements              0.84%     0.84%     0.87%      0.92%   1.08%    1.08%    1.23%    1.23%    1.26%
 Net investment income,
  net of waivers and re-
  imbursements                6.39%     5.94%     7.31%      7.84%   6.09%    5.59%    5.99%    5.48%    6.31%
 Net investment income,
  before waivers and
  reimbursements              5.91%     5.46%     6.80%      7.28%   5.61%    5.11%    5.51%    5.00%    5.80%
Portfolio turnover rate     101.38%    74.19%   103.09%     89.06% 101.38%   74.19%  101.38%   74.19%  103.09%
Net assets at end of
 period (in thousands)    $366,850  $286,301  $257,391   $245,112  $7,342   $3,704  $   220  $   120   $   15
---------------------------------------------------------------------------------------------------------------

(a) Commenced investment operations on January 11, 1993.
(b) Class C units were issued on July 3, 1995.
(c) Class D units were issued on September 14, 1994.
(d) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,

                                         International Bond Portfolio
                                   --------------------------------------------
                                           Class A                 Class D
                                   --------------------------  ----------------
                                    1996     1995    1994 (a)   1996   1995 (b)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PE-
 RIOD                              $ 21.74  $ 19.93  $ 20.00   $21.74   $22.17
Income (loss) from investment
 operations:
 Net investment income                1.54     1.26     0.79     1.37     0.02
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions       0.43     2.28     0.01     0.51    (0.08)
--------------------------------------------------------------------------------
Total income (loss) from
 investment operations                1.97     3.54     0.80     1.88    (0.06)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS
 FROM:
 Net investment income (c)           (1.55)   (1.73)   (0.87)   (1.48)   (0.37)
--------------------------------------------------------------------------------
Total distributions to
 unitholders                         (1.55)   (1.73)   (0.87)   (1.48)   (0.37)
--------------------------------------------------------------------------------
Net increase (decrease)               0.42     1.81    (0.07)    0.40    (0.43)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $ 22.16  $ 21.74  $ 19.93   $22.14   $21.74
--------------------------------------------------------------------------------
Total return (d)                      9.47%   18.20%    4.03%    9.04%   (0.30)%
Ratio to average net assets of
 (e):
 Expenses, net of waivers and
  reimbursements                      0.96%    0.96%    0.96%    1.35%    1.35%
 Expenses, before waivers and
  reimbursements                      1.58%    1.47%    1.49%    1.97%    1.86%
 Net investment income, net of
  waivers and reimbursements          5.91%    5.92%    5.93%    5.67%    3.26%
 Net investment income, before
  waivers and reimbursements          5.29%    5.41%    5.40%    5.05%    2.75%
Portfolio turnover rate              33.89%   54.46%   88.65%   33.89%   54.46%
Net assets at end of period (in
 thousands)                        $34,183  $32,673  $26,947   $   52   $    9
--------------------------------------------------------------------------------

(a) Commenced investment operations on March 28, 1994.
(b) Class D units were issued on November 20, 1995.
(c) Distributions to unitholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for Federal income tax purposes.
(d) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,

                                          Balanced Portfolio
                          ---------------------------------------------------------
                                       Class A                   Class C   Class D
                          -------------------------------------  --------  --------
                           1996     1995      1994     1993 (a)  1996 (b)  1996 (c)
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD           $ 11.05  $  9.50  $  10.22   $ 10.00   $ 11.12   $ 11.34
Income (loss) from in-
 vestment operations:
 Net investment income       0.34     0.34      0.24      0.09      0.29      0.22
 Net realized and
  unrealized gain (loss)
  on investments and op-
  tions                      1.19     1.55     (0.72)     0.22      1.12      0.96
-----------------------------------------------------------------------------------
Total income (loss) from
 investment operations       1.53     1.89     (0.48)     0.31      1.41      1.18
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income      (0.34)   (0.34)    (0.22)    (0.09)    (0.29)    (0.29)
 Net realized gain on
  investments and op-
  tions                        --       --     (0.02)       --        --        --
-----------------------------------------------------------------------------------
Total distributions to
 unitholders                (0.34)   (0.34)    (0.24)    (0.09)    (0.29)    (0.29)
-----------------------------------------------------------------------------------
Net increase (decrease)      1.19     1.55     (0.72)     0.22      1.12      0.89
-----------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $ 12.24  $ 11.05  $   9.50   $ 10.22   $ 12.24   $ 12.23
-----------------------------------------------------------------------------------
Total return (d)            14.07%   20.22%    (4.76)%    3.12%    12.72%    10.55%
Ratio to average net as-
 sets of (e):
 Expenses, net of waiv-
  ers and reimbursements     0.61%    0.61%     0.61%     0.61%     0.85%     1.00%
 Expenses, before waiv-
  ers and reimbursements     1.20%    1.28%     1.50%     1.62%     1.44%     1.59%
 Net investment income,
  net of waivers and re-
  imbursements               3.03%    3.36%     2.56%     2.20%     2.80%     2.78%
 Net investment income,
  before waivers and re-
  imbursements               2.44%    2.69%     1.68%     1.19%     2.21%     2.19%
Portfolio turnover rate    104.76%   93.39%    75.69%    35.03%   104.76%   104.76%
Average commission rate
 per share                $0.0718       NA        NA        NA   $0.0718   $0.0718
Net assets at end of pe-
 riod (in thousands)      $45,157  $38,897  $ 31,462   $15,928   $ 5,997   $   232
-----------------------------------------------------------------------------------

(a) Commenced investment operations on July 1, 1993.
(b) Class C units were issued on December 29, 1995.
(c) Class D units were issued on February 20, 1996.
(d) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.
NA--Disclosure not applicable to prior periods.

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
For the Years Ended November 30,

                                                     Equity Index Portfolio
                          ------------------------------------------------------------------------------------
                                        Class A                       Class C                Class D
                          --------------------------------------  -----------------  -------------------------
                            1996      1995      1994    1993 (a)   1996    1995 (b)   1996     1995   1994 (c)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-   $  13.86  $  10.60  $  10.78  $  10.00  $ 13.86  $ 13.43   $ 13.83  $10.60   $10.96
 NING OF PERIOD
Income (loss) from in-
 vestment
 operations:
 Net investment income        0.31      0.30      0.27      0.22     0.28     0.05      0.27    0.25     0.02
 Net realized and
  unrealized gain (loss)
  on investments and
  futures                     3.36      3.47     (0.18)     0.78     3.35     0.45      3.36    3.47    (0.31)
---------------------------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations        3.67      3.77      0.09      1.00     3.63     0.50      3.63    3.72    (0.29)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income       (0.31)    (0.30)    (0.27)    (0.22)   (0.27)   (0.07)    (0.26)  (0.28)   (0.07)
 Net realized gain on
  investments and
  futures                    (0.43)    (0.21)       --        --    (0.43)      --     (0.43)  (0.21)      --
---------------------------------------------------------------------------------------------------------------
Total distributions to
 unitholders                 (0.74)    (0.51)    (0.27)    (0.22)   (0.70)   (0.07)    (0.69)  (0.49)   (0.07)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease)       2.93      3.26     (0.18)     0.78     2.93     0.43      2.94    3.23    (0.36)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $  16.79  $  13.86  $  10.60  $  10.78  $ 16.79  $ 13.86   $ 16.77  $13.83   $10.60
---------------------------------------------------------------------------------------------------------------
Total return (d)             27.53%    36.60%     0.87%    10.08%   27.24%    3.94%    27.20%  36.20%   (2.68)%
Ratio to average net
 assets of (e):
 Expenses, net of
  waivers and
  reimbursements              0.22%     0.22%     0.23%     0.21%    0.46%    0.46%     0.61%   0.61%    0.60%
 Expenses, before
  waivers and
  reimbursements              0.50%     0.54%     0.59%     0.66%    0.74%    0.78%     0.89%   0.93%    0.96%
 Net investment income,
  net of waivers and
  reimbursements              2.12%     2.54%     2.62%     2.62%    1.89%    2.29%     1.78%   2.07%    2.67%
 Net investment income,
  before waivers and
  reimbursements              1.84%     2.22%     2.25%     2.17%    1.61%    1.97%     1.50%   1.75%    2.31%
Portfolio turnover rate      18.02%    15.27%    71.98%     2.06%   18.02%   15.27%    18.02%  15.27%   71.98%
Average commission rate
 per share                $ 0.0228        NA        NA        NA  $0.0228       NA   $0.0228      NA       NA
Net assets at end of
 period (in thousands)    $675,804  $479,763  $281,817  $219,282  $53,929  $18,390   $ 8,005  $  810   $    3
---------------------------------------------------------------------------------------------------------------

(a) Commenced investment operations on January 11, 1993.
(b) Class C units were issued on September 28, 1995.
(c) Class D units were issued on September 14, 1994.
(d) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.
NA--Disclosure not applicable to prior periods.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,

                                         Diversified Growth Portfolio
                          ------------------------------------------------------------------
                                        Class A                            Class D
                          ---------------------------------------  -------------------------
                            1996      1995      1994     1993 (a)   1996     1995   1994 (b)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD           $  12.20  $   9.88  $  10.65   $  10.00  $ 12.16  $ 9.88   $10.41
Income (loss) investment
 operations:
 Net investment income        0.14      0.15      0.09       0.09     0.11    0.11     0.01
 Net realized and
  unrealized gain (loss)
  on investments and op-
  tions                       2.33      2.26     (0.83)      0.65     2.29    2.25    (0.54)
---------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations        2.47      2.41     (0.74)      0.74     2.40    2.36    (0.53)
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income       (0.15)    (0.09)    (0.01)     (0.09)   (0.14)  (0.08)      --
 Net realized gain on
  investments and op-
  tions                      (0.16)       --     (0.02)        --    (0.16)     --       --
---------------------------------------------------------------------------------------------
Total distributions to
 unitholders                 (0.31)    (0.09)    (0.03)     (0.09)   (0.30)  (0.08)      --
---------------------------------------------------------------------------------------------
Net increase (decrease)       2.16      2.32     (0.77)      0.65     2.10    2.28    (0.53)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $  14.36  $  12.20  $   9.88   $  10.65  $ 14.26  $12.16   $ 9.88
---------------------------------------------------------------------------------------------
Total return (c)             20.83%    24.55%    (6.98)%     7.38%   20.39%  24.19%   (5.14)%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements      0.66%     0.69%     0.67%      0.71%    1.05%   1.08%    1.05%
 Expenses, before waiv-
  ers and reimbursements      1.10%     1.12%     1.08%      1.13%    1.49%   1.51%    1.46%
 Net investment income,
  net of waivers and
  reimbursements              0.98%     1.16%     0.77%      1.04%    0.59%   0.73%    0.94%
 Net investment income,
  before waivers and
  reimbursments               0.54%     0.73%     0.35%      0.62%    0.15%   0.30%    0.53%
Portfolio turnover rate      59.99%    81.65%    78.94%    140.88%   59.99%  81.65%   78.94%
Average commission rate
 per share                $ 0.0655        NA        NA         NA  $0.0655      NA       NA
Net assets at end of pe-
 riod (in thousands)      $142,055  $146,731  $164,963   $199,053  $   433  $  221   $   40
---------------------------------------------------------------------------------------------

(a) Commenced investment operations on January 11, 1993.
(b) Class D units were issued on September 14, 1994.
(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.
NA--Disclosure not applicable to prior periods.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,

                                           Focused Growth Portfolio
                          -----------------------------------------------------------------------
                                       Class A                      Class C        Class D
                          ---------------------------------------   --------   ------------------
                            1996      1995      1994     1993 (a)   1996 (b)    1996     1995 (c)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD           $  12.53   $  9.79   $ 10.43   $ 10.00    $ 13.46     $12.48    $ 9.55
Income (loss) from in-
 vestment operations:
 Net investment income
  (loss)                      0.02      0.05      0.02      0.01      (0.01)     (0.03)     0.02
 Net realized and
  unrealized gain (loss)
  on investments,
  futures and options         2.17      2.71     (0.66)     0.43       1.02       2.15      2.93
--------------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations        2.19      2.76     (0.64)     0.44       1.01       2.12      2.95
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income       (0.05)    (0.02)       --     (0.01)        --      (0.04)    (0.02)
 Net realized gain on
  investments, futures
  and options                (0.19)       --        --        --         --      (0.19)       --
--------------------------------------------------------------------------------------------------
Total distributions to
 unitholders                 (0.24)    (0.02)       --     (0.01)        --      (0.23)    (0.02)
--------------------------------------------------------------------------------------------------
Net increase (decrease)       1.95      2.74     (0.64)     0.43       1.01       1.89      2.93
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $  14.48   $ 12.53   $  9.79   $ 10.43    $ 14.47     $14.37    $12.48
--------------------------------------------------------------------------------------------------
Total return (d)             17.82%    28.38%    (6.15)%    4.33%      7.51%     17.42%    30.97%
Ratio to average net as-
 sets of (e):
 Expenses, net of waiv-
  ers and reimbursements      0.91%     0.91%     0.91%     0.91%      1.15%      1.30%     1.30%
 Expenses, before waiv-
  ers and reimbursements      1.43%     1.47%     1.55%     1.88%      1.67%      1.82%     1.86%
 Net investment income
  (loss), net of waivers
  and reimbursements          0.12%     0.46%     0.24%     0.14%     (0.12)%    (0.28)%   (0.11)%
 Net investment loss,
  before waivers and re-
  imbursements               (0.40)%   (0.10)%   (0.39)%   (0.83)%    (0.64)%    (0.80)%   (0.67)%
Portfolio turnover rate     116.78%    85.93%    74.28%    27.48%    116.78%    116.78%    85.93%
Average commission rate
 per share                $ 0.0730        NA        NA        NA    $0.0730    $0.0730        NA
Net assets at end of pe-
 riod (in thousands)      $106,250   $86,099   $57,801   $32,099    $ 6,993    $   656    $  489
--------------------------------------------------------------------------------------------------

(a) Commenced investment operations on July 1, 1993.
(b) Class C units were issued on June 14, 1994.
(c) Class D units were issued on December 8, 1994.
(d) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.
NA--Disclosure not applicable to prior periods.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,

                                    Small Company Index Portfolio
                          --------------------------------------------------------
                                       Class A                       Class D
                          -------------------------------------  -----------------
                            1996     1995     1994     1993 (a)   1996    1995 (b)
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD           $  12.98  $ 10.86  $ 11.29   $ 10.00   $ 12.95  $ 10.51
Income (loss) from in-
 vestment operations:
 Net investment income        0.19     0.16     0.14      0.11      0.13     0.18
 Net realized and
  unrealized gain (loss)
  on investments and
  futures                     1.75     2.67    (0.30)     1.29      1.83     2.96
----------------------------------------------------------------------------------
Total income (loss) from
 investment operations        1.94     2.83    (0.16)     1.40      1.96     3.14
----------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income       (0.14)   (0.15)   (0.02)    (0.11)    (0.14)   (0.14)
 Net realized gain on
  investments and
  futures transactions       (0.81)   (0.56)   (0.25)       --     (0.81)   (0.56)
----------------------------------------------------------------------------------
Total distributions to
 unitholders                 (0.95)   (0.71)   (0.27)    (0.11)    (0.95)   (0.70)
----------------------------------------------------------------------------------
Net increase (decrease)       0.99     2.12    (0.43)     1.29      1.01     2.44
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $  13.97  $ 12.98  $ 10.86   $ 11.29   $ 13.96  $ 12.95
----------------------------------------------------------------------------------
Total return (c)             15.96%   27.76%   (1.54)%   14.09%    16.20%   31.62%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements      0.32%    0.32%    0.33%     0.31%     0.71%    0.71%
 Expenses, before waiv-
  ers and reimbursements      0.79%    0.81%    0.86%     1.02%     1.18%    1.20%
 Net investment income,
  net of waivers and re-
  imbursements                1.36%    1.31%    1.27%     1.25%     1.02%    0.90%
 Net investment income,
  before waivers and re-
  imbursements                0.89%    0.82%    0.74%     0.54%     0.55%    0.41%
Portfolio turnover rate      46.26%   38.46%   98.43%    26.31%    46.26%   38.46%
Average commission rate
 per share                $ 0.0257       NA       NA        NA   $0.0257       NA
Net assets at end of pe-
 riod (in thousands)      $112,856  $94,899  $77,120   $54,763   $   269  $    44
----------------------------------------------------------------------------------

(a) Commenced investment operations on January 11, 1993.
(b) Class D units were issued on December 8, 1994.
(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.
NA--Disclosure not applicable to prior periods.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For the Years Ended November 30,

                                   International Growth Portfolio
                          --------------------------------------------------------
                                   Class A                      Class D
                          -----------------------------  -------------------------
                            1996      1995     1994(a)    1996     1995    1994(b)
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD           $   9.88  $  10.21   $  10.00  $  9.83  $10.21   $10.47
Income (loss) from in-
 vestment operations:
 Net investment income        0.10      0.12       0.05     0.01    0.19       --
 Net realized and
  unrealized gain (loss)
  on investments
  and foreign currency
  transactions                0.87     (0.36)      0.16     0.92   (0.48)   (0.26)
-----------------------------------------------------------------------------------
Total income (loss) from
 investment operations        0.97     (0.24)      0.21     0.93   (0.29)   (0.26)
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income       (0.22)    (0.05)        --    (0.22)  (0.05)      --
 Net realized gain on
  investments and for-
  eign currency transac-
  tions                         --     (0.04)        --       --   (0.04)      --
-----------------------------------------------------------------------------------
Total distributions to
 unitholders                 (0.22)    (0.09)        --    (0.22)  (0.09)      --
-----------------------------------------------------------------------------------
Net increase (decrease)       0.75     (0.33)      0.21     0.71   (0.38)   (0.26)
-----------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $  10.63  $   9.88   $  10.21  $ 10.54  $ 9.83   $10.21
-----------------------------------------------------------------------------------
Total return (c)              9.96%    (2.32)%     2.11%    9.59%  (2.78)%  (2.56)%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements      1.06%     1.06%      1.04%    1.45%   1.45%    1.35%
 Expenses, before waiv-
  ers and reimbursements      1.43%     1.38%      1.47%    1.82%   1.77%    1.78%
 Net investment income,
  net of waivers and re-
  imbursements                0.73%     1.22%      0.76%    0.44%   2.01%      --
 Net investment income
  (loss), before waivers
  and reimbursements          0.36%     0.90%      0.33%    0.07%   1.69%   (0.43)%
Portfolio turnover rate     202.47%   215.31%     77.79%  202.47% 215.31%   77.79%
Average commission rate
 per share                $ 0.0292        NA         NA  $0.0292      NA       NA
Net assets at end of pe-
 riod (in thousands)      $138,182  $148,704   $133,212  $    94  $   20       --
-----------------------------------------------------------------------------------

(a) Commenced investment operations on March 28, 1994.
(b) Class D units were issued on November 16, 1994.
(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.
NA--Disclosure not applicable to prior periods.

                            INVESTMENT INFORMATION

INTRODUCTION

The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each Portfolio consists of a separate pool of assets with separate investment objectives and policies, as described below. Each Portfolio, other than the International Bond Portfolio, is classified as a diversified investment company. The International Bond Portfolio is classified as a non-diversified investment company. Units of each Portfolio have been classified into four classes--Class A units, Class B units, Class C units and Class D units. Northern serves as investment adviser, transfer agent and custodian. Goldman Sachs serves as distributor and administrator. The investment objective of a Portfolio may not be changed without the vote of the majority of the outstanding units of the particular Portfolio. Except as expressly noted below, however, a Portfolio's investment policies may be changed without a vote of unitholders. The U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond and International Bond Portfolios may collectively be referred to as the "Fixed Income Portfolios" and the Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Index, International Equity Index and International Growth Portfolios may collectively be referred to as the "Equity Portfolios."

U.S. GOVERNMENT SECURITIES PORTFOLIO

In pursuing its investment objective, the U.S. Government Securities Portfolio will, under normal market conditions, invest at least 65% of its total assets in a broad range of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements relating to such securities, including mortgage-related securities issued by agencies of the U.S. Government. The Portfolio's dollar-weighted average maturity will be between one and five years.

The Portfolio may enter into interest rate swaps and may invest in options and futures contracts and related options. The Portfolio may also invest in certain short-term fixed income securities as cash reserves. See "Description of Securities and Common Investment Techniques" below for more information.

SHORT-INTERMEDIATE BOND PORTFOLIO

In pursuing its investment objective, the Short-Intermediate Bond Portfolio invests in a broad range of bonds and other fixed income securities. The Portfolio's dollar-weighted average maturity will be between two and five years. The Portfolio will invest primarily in fixed income securities of all types and in any proportion that generally are rated investment grade at the time of purchase, and may include obligations of the U.S. Government, its agencies or instrumentalities, obligations of foreign governments, obligations of U.S. and foreign corporations and obligations of U.S. and foreign banks. The obligations of a foreign issuer will not be purchased by the Short-Intermediate Bond Portfolio if, as a result of the purchase, more than 20% of the total assets of the Portfolio will be invested in the obligations of issuers within a single foreign country. The Portfolio may also invest up to 10% of its total assets in non-investment grade securities. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures. The Portfolio may also invest in short-term notes, bills, commercial paper and certificates of deposit.

The Portfolio may enter into forward currency contracts and interest rate swaps and may invest in options and futures contracts and related options. The Portfolio may also invest in certain short-term fixed income securities as cash reserves. See "Description of Securities and Common Investment Techniques" below for more information.

U.S. TREASURY INDEX PORTFOLIO

In pursuing its investment objective, the U.S. Treasury Index Portfolio under normal conditions will invest directly or indirectly at least 80% of its total assets in a representative sample of the U.S. Treasury obligations included in the Lehman Index. The Lehman Index is comprised of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues. Northern will select securities for the Portfolio based on their expected contribution to its overall duration, quality and total return as compared to the Lehman Index and comparable investment characteristics. Lehman Brothers ("Lehman") makes no representation or warranty, implied or express, to purchasers of Portfolio units or any member of the public regarding the advisability of investing in the Portfolio or the ability of the Lehman Index to track general bond market performance.

The Portfolio is managed through the use of a "passive" or "indexing" investment approach, which attempts to duplicate the investment composition and performance of the Lehman Index through statistical procedures. As a result, Northern does not employ traditional methods of fund investment management, such as selecting securities on the basis of economic, financial and market analysis.

The Portfolio may invest in options and futures contracts and related options. The Portfolio may also invest in certain short-term fixed income securities as cash reserves. See "Description of Securities and Common Investment Techniques" and "Special Risks and Other Considerations" below for more information.

BOND PORTFOLIO

In pursuing its investment objective, the Bond Portfolio invests in a broad range of bonds and other fixed income securities. The Portfolio's dollar-weighted average maturity will range between five and fifteen years.

The Portfolio will invest primarily in fixed income securities of all types and in any proportion that generally are rated investment grade at the time of purchase, and may include obligations of the U.S. Government, its agencies or instrumentalities, obligations of foreign, state and local governments, obligations of U.S. and foreign corporations and obligations of U.S. and foreign banks. The obligations of a foreign issuer will not be purchased by the Bond Portfolio if, as a result of the purchase, more than 20% of the total assets of the Portfolio will be invested in the obligations of issuers within a single foreign country. The Portfolio may also invest up to 10% of its total assets in non-investment grade securities. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures. The Portfolio may also invest in short-term notes, bills, commercial paper and certificates of deposits.

The Portfolio may enter into forward currency contracts and interest rate swaps and may invest in options and futures contracts and related options. The Portfolio may also invest in certain short-term fixed income securities as cash reserves. See "Description of Securities and Common Investment Techniques" below for more information.

INTERNATIONAL BOND PORTFOLIO

In pursuing its investment objective, the International Bond Portfolio invests primarily (at least 65% of its total assets under normal market conditions) in a broad range of bonds and other fixed income securities of foreign issuers. The Portfolio's dollar-weighted average maturity will range between three and eleven years.

The Portfolio will be invested at all times in the securities of issuers located in at least three different foreign countries. These countries include, but are not limited to: Argentina, Australia, Belgium, Brazil, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.

The Portfolio will invest primarily in fixed income securities of all types as set forth below and in any proportion that generally are rated investment grade at the time of purchase, although a portion of its assets may be invested in non-investment grade securities. These securities may include obligations of foreign governments, their agencies, instrumentalities and political subdivisions; supranational organizations (e.g., European Investment Bank, Inter-American Development Bank and the World Bank); and foreign corporations and banks. These obligations may consist of bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures. The Portfolio may also invest in obligations of the U.S. Government, its agencies and instrumentalities (including repurchase agreements collateralized by such obligations) and of U.S. corporations and banks as well as short-term notes, bills, commercial paper and certificates of deposit. It is expected that during the current fiscal year a substantial portion of the Portfolio's assets will be invested in foreign governmental obligations.

The International Bond Portfolio is classified as a non-diversified portfolio under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of the securities of a smaller number of issuers relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio.

The Portfolio may enter into forward currency exchange contracts and currency and interest rate swaps and utilize options and futures contracts. Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the Portfolio may invest, in accordance with its investment policies, in various short-term obligations, such as U.S. Government obligations, high quality money market investments and repurchase agreements. See "Description of Securities and Common Investment Techniques" and "Special Risks and Other Considerations" below for more information.

BALANCED PORTFOLIO

The Balanced Portfolio seeks to provide long-term capital appreciation and current income. The Portfolio will invest at least 25% of the value of its total assets in fixed income senior securities and no more than 75% in equity securities under normal market conditions. The actual percentage of assets invested in equity and fixed income securities will vary from time to time, depending upon Northern's judgment as to general market and economic conditions, trends and yields, interest rates and changes in fiscal and monetary policies. The Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 18 months or less) at such times and in such proportions as, in the opinion of Northern, is warranted. For purposes of determining the percentages of the Portfolio's assets that are invested in equity and fixed income securities, respectively, only that portion of the value of convertible securities attributable to their fixed income characteristics will be deemed to be a fixed income investment.

The Portfolio may invest in common and preferred stocks and securities convertible into common stock ("equity securities"). The Portfolio selects equity securities based on such factors as growth of sales, return on equity, growth and consistency of earnings, financial condition, market share, product leadership and other investment criteria. The Portfolio will normally limit its equity investments to the securities of companies which together with their predecessors have been in continuous operation for at least five years and have stock market capitalization in excess of $200 million. The Portfolio may also purchase warrants and rights which entitle the holder to buy equity securities at a specified price for a specified period of time.

The Portfolio will invest in fixed income securities of all types as set forth below and in any proportions that generally are rated investment-grade at the time of purchase. These securities may include bonds, debentures, mortgage and other asset-related securities, zero coupon bonds, convertible debentures, and other obligations issued by the U.S. Government, its agencies or instrumentalities, foreign governments, U.S. and foreign corporations and U.S. and foreign banks. The Portfolio may also purchase bonds that are issued in tandem with warrants which entitle the holder to purchase certain common stock at a specified price valid during a specified period of time. The Portfolio may also invest in short-term notes, bills, commercial paper and certificates of deposit. The dollar-weighted average maturity of the fixed income portion of the Portfolio will, under normal market conditions, range between two and ten years. The Balanced Portfolio may also invest up to 5% of its total assets in pair-off transactions involving securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Portfolio may also enter into forward currency contracts and utilize options and futures contracts and related options. Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the Portfolio may also invest in various short-term obligations. See "Description of Securities and Common Investment Techniques" and "Special Risks and Other Considerations" below for more information.

EQUITY INDEX PORTFOLIO

The Equity Index Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P Index. Under normal market conditions the Portfolio will invest directly or indirectly at least 80% of the Portfolio's total assets in the common stocks of the companies that constitute the S&P Index, in approximately the same proportions as they are represented in the S&P Index. The S&P Index is a market value-weighted index consisting of 500 common stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and selected by Standard & Poor's Corporation ("S&P") through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. S&P's primary objective for the S&P Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by S&P for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. S&P makes no representation or warranty, implied or express, to purchasers of Portfolio units or any member of the public regarding the advisability of investing in the Portfolio or the ability of the S&P Index to track general stock market performance.

The Equity Index Portfolio is managed through the use of a "passive" or "indexing" investment approach, which attempts to duplicate the investment composition and performance of the S&P Index through statistical procedures. As a result, Northern does not employ traditional methods of fund investment management, such as selecting securities on the basis of economic, financial and market analysis.

The Portfolio may invest in options and futures contracts and related options. The Portfolio may also invest in certain short-term fixed income securities as cash reserves. However, it is not anticipated that the Portfolio will invest in cash reserves, options or futures contracts and related options as part of a temporary defensive strategy such as lowering its investment in common stocks to protect against potential stock market declines. See "Description of Securities and Common Investment Techniques" and "Special Risks and Other Considerations" below for more information.

DIVERSIFIED GROWTH PORTFOLIO

The Diversified Growth Portfolio seeks to provide long-term capital appreciation, with income a secondary consideration. The Portfolio invests principally in common and preferred stocks and securities convertible into common stock. The Portfolio will, under normal market conditions, invest at least 65% of its assets in equity securities of domestic and foreign issuers. The Portfolio selects investments based on such factors as growth of sales, return on equity, growth and consistency of earnings, financial condition, market share, product leadership and other investment criteria. The Portfolio may also purchase warrants and rights which entitle the holder to buy equity securities at a specific price for a specific period of time.

The Portfolio may also enter into forward currency contracts and utilize options and futures contracts and related options. Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the Portfolio may also invest in various short-term obligations. See "Description of Securities and Common Investment Techniques" below for more information.

FOCUSED GROWTH PORTFOLIO

The Focused Growth Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to the objective of capital appreciation. The Portfolio invests in common and preferred stocks and securities convertible into common stock of companies believed by Northern to have superior quality and growth characteristics. Under normal market conditions at least 65% of the Portfolio's total assets will be invested in equity securities of domestic and foreign issuers. The Portfolio selects equity securities based on such factors as growth of sales, return on equity, growth and consistency of earnings, financial condition, market share, product leadership and other investment criteria. Companies in which the Portfolio invests often retain their earnings to finance current and future growth and generally pay little or no dividends. The Portfolio may also purchase warrants and rights which entitle the holder to buy equity securities at a specific price for a specific period of time. The Portfolio intends to invest in the securities of companies which together with their predecessors have been in continuous operation for at least five years and have stock market capitalization in excess of $200 million.

The Portfolio may also enter into forward currency contracts and utilize options and futures contracts and related options. Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the

Portfolio may also invest in various short-term obligations. See "Description of Securities and Common Investment Techniques" below for more information.

SMALL COMPANY INDEX PORTFOLIO

The Small Company Index Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell Index. Under normal market conditions, the Portfolio will invest directly or indirectly at least 80% of its total assets in the stocks included in the Russell Index. The Russell Index is a market value-weighted index comprised of the stocks of the smallest 2,000 companies in the Russell 3000 Index which is comprised of the stocks of 3,000 large U.S. domiciled companies (based on market capitalization) that represent approximately 98% of the investable U.S. equity markets. Because of its emphasis on the smallest 2,000 companies, the Russell Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. As of January 31, 1997, the average market capitalization of the companies included in the Russell Index, adjusted for cross-holdings, was approximately $447 million. The Russell Index is reconstituted annually to reflect changes in market capitalization. The primary criteria used by Frank Russell & Company ("Russell") to determine the initial list of securities eligible for inclusion in the Russell 3000 Index (and, accordingly, the Russell Index) is total market capitalization adjusted for large private holdings and cross-ownership. However, companies are not selected by Russell for inclusion in the Russell Index because they are expected to have superior stock price performance relative to the stock market in general or other stocks in particular. Russell makes no representation or warranty, implied or express, to purchasers of Portfolio units or any member of the public regarding the advisability of investing in the Portfolio or the ability of the Russell Index to track general market performance of small capitalization stocks.

The Portfolio will be constructed to have aggregate investment characteristics similar to those of the Russell Index as a whole. The Portfolio will invest in securities which will be selected on the basis of such factors as market capitalization, beta, industry sectors and economic factors. The number of issues included will be a function of the Portfolio's liquidity and size. The Portfolio will be restructured annually when the Russell Index is reconstituted.

It should be noted that small companies in which the Portfolio may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities typically are traded in lower volume and because the issuers typically are subject to a greater degree of changes in their earnings and prospects.

The Portfolio may invest in options and futures contracts and related options. The Portfolio may also invest in certain short-term fixed income securities as cash reserves. However, it is not anticipated that the Portfolio will invest in cash reserves, options or futures contracts and related options as part of a temporary defensive strategy such as lowering its investment in common stocks to protect against potential stock market declines. See "Description of Securities and Common Investment Techniques" and "Special Risks and Other Considerations" below for more information.

The Portfolio requires the payment of an additional transaction fee on the purchase of units equal to 0.75% of the dollar amount invested. See "Investing--Purchase of Units" and "Investing--Redemption of Units" below for more information.

INTERNATIONAL EQUITY INDEX PORTFOLIO

The International Equity Index Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the equity securities in the EAFE Index. The EAFE Index is a broad-based market capitalization weighted index currently comprised of more than 1,100 securities in twenty countries. Fourteen European countries (Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom) constitute approximately 55% of the EAFE Index. Six Asian/Pacific countries (Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore) account for the remaining 45%. Under normal market conditions, the Portfolio will invest, directly or indirectly, at least 65% of its total assets in the securities that constitute the EAFE Index.

The International Equity Index Portfolio is managed through the use of a "passive" or "indexing" investment approach, which attempts to duplicate the investment composition and performance of the EAFE Index through statistical procedures. The Portfolio will be constructed to have aggregate investment characteristics similar to those of the EAFE Index as a whole. The proportion of assets invested in each country will approximate the weight of each country in the EAFE Index, and the Portfolio will invest in securities selected on the basis of such factors as country exposure, market capitalization, beta, industry sectors and economic factors. The number of issuers included will be a function of the Portfolio's liquidity and size.

Because the Portfolio will invest in countries according to their weights in the EAFE Index, more than 25% of the Portfolio's assets may be invested in a single country. In particular, Japan currently constitutes approximately one-third of the EAFE Index and would comprise a similar percentage of the Portfolio's assets, making the Portfolio's performance more dependent upon the political and economic circumstances in Japan than a portfolio that is more widely diversified among the issuers in different countries.

It is anticipated that, in seeking to achieve its investment objective, the Portfolio may, during the current fiscal year, invest a substantial portion of its assets in instruments such as World Equity Benchmark Shares SM issued by The Foreign Fund, Inc. ("WEBS") and similar securities of other issuers. WEBS are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specific countries. Because the expense associated with an investment in WEBS can be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, Northern believes that investments in WEBS of countries that are included in the EAFE Index can provide a cost-effective means of diversifying the Portfolio's assets across a broad range of equity securities until the Portfolio gains sufficient assets to economically invest directly in the securities included in the EAFE Index.

WEBS are listed on the American Stock Exchange (the "AMEX"), and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of WEBS on the AMEX. To date WEBS have traded at relatively modest discounts and premiums to their net asset values. However, WEBS have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of the Portfolio's units could also be substantially and adversely affected, and the Portfolio's ability to provide investment results approximating the performance of securities in the EAFE Index could be impaired. If such disruptions were to occur, the Portfolio could be required to reconsider the use of WEBS as part of its investment strategy.

The Portfolio may invest in convertible securities and may enter into forward currency contracts and utilize options, futures contracts and related options and currency swaps. The Portfolio may also purchase warrants and rights which entitle the holder to buy equity securities at a specific price for a specific period of time. In addition, the Portfolio may also invest in certain short-term fixed income securities as cash reserves. However, it is not anticipated that the Portfolio will invest in cash reserves, options or futures contracts and related options as part of a temporary defensive strategy such as lowering its investment in equity securities to protect against potential market declines. See "Description of Securities and Common Investment Techniques" and "Special Risk and Other Considerations" for more information.

The Portfolio requires the payment of an additional transaction fee on the purchase of units equal to 1.00% of the dollar amount invested. See "Investing--Purchase of Units" and "Investing--Redemption of Units" below for more information.

INTERNATIONAL GROWTH PORTFOLIO

The International Growth Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to the objective of capital appreciation. The Portfolio invests principally in common and preferred stocks and securities convertible into common stock of foreign issuers. The Portfolio will, under normal market conditions, invest directly or indirectly at least 65% of its total assets in equity securities of foreign issuers. The Portfolio selects investments based on such factors as growth of sales, return on equity, growth and consistency of earnings, financial condition, market share, product leadership and other investment criteria. The Portfolio will normally limit its equity investments to the securities of companies which together with their predecessors have been in continuous operation for at least five years and have stock market capitalizations in excess of $200 million. The Portfolio invests in securities listed on foreign and domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets, and may invest in unlisted securities. Securities issued in certain countries are currently accessible to the Portfolio only through investment in other investment companies that are specifically authorized to invest in such securities.

The Portfolio will be invested at all times in the securities of issuers located in at least three different foreign countries. These countries include, but are not limited to: Argentina, Australia, Belgium, Brazil, Canada, Chile, Colombia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.

The Portfolio may also enter into forward currency contracts, purchase convertible bonds, and utilize options, futures contracts and currency swaps. In addition, the Portfolio may purchase warrants and rights which entitle the holder to buy equity securities at a specific price for a specific period of time. Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the Portfolio may invest, in accordance with its investment policies, in various short-term obligations, such as U.S. Government obligations, high quality money market instruments and repurchase agreements. See "Description of Securities and Common Investment Techniques" and "Special Risks and Other Considerations" below for more information.

SPECIAL RISKS AND OTHER CONSIDERATIONS

FOREIGN SECURITIES. The Short-Intermediate Bond, Bond, Balanced, Diversified Growth and Focused Growth Portfolios may, and the International Bond, International Equity Index and International Growth Portfolios will, invest directly or indirectly in the securities of foreign issuers, whether or not U.S. dollar-denominated. In addition, each such Portfolio may acquire the obligations of foreign banks and foreign branches of U.S. banks as stated below under "Description of Securities and Common Investment Techniques-- Short-Term Obligations." There are certain risks and costs involved in investing in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in U.S. investments. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates and the interest rate environment. In addition, investment in foreign debt, or the securities of foreign governments, will subject a Portfolio to risks, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens. The performance of investments in securities denominated in a foreign currency will also depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

In addition, there are other risks of investing in countries with emerging economies or securities markets. These countries are located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

While the Portfolios' investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Portfolios are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Portfolio's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. A Portfolio's net long and short foreign currency exposure will not exceed its total asset value. To the extent that a Portfolio is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Portfolios' respective net currency positions may expose them to risks independent of their securities positions.

Because the securities markets in the following countries are highly developed, liquid and subject to extensive regulation, the International Growth Portfolio and International Bond Portfolio may invest more than 25% of their total assets in the securities of issuers located in Japan, the United Kingdom, France, Germany or Switzerland. Because the International Equity Index Portfolio invests in countries according to their weightings in the EAFE Index, more than 25% of such Portfolio's assets may also be invested in the securities of issuers in a single country. Investment in a particular country of 25% or more of the Portfolio's total assets will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. Although the five foreign countries listed above have developed economies, they are not immune from these risks. For example, efforts by the member countries of the European Union to move toward monetary union and a single currency have encountered opposition arising from the conflicting economic, political and cultural interests and traditions of the member countries and their citizens. The end of the Cold War, the reunification of Germany, the accession of new Western European members to the European Union and the aspirations of Eastern European states to join and other political and social events in Europe have caused considerable economic, social and political dislocation. In addition, events in the Japanese economy, as well as political and social developments there have affected Japanese securities and currency markets, and the relationship of the Japanese yen with other currencies and with the U.S. dollar. Future political, economic and social developments in Japan and in the Asia/Pacific regional context can be expected to produce continuing effects on securities and currency markets.

DERIVATIVE INSTRUMENTS. Each Portfolio may also purchase certain "derivative" instruments. "Derivative" instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include (but are not limited to) interest rate and currency swaps, futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including "inverse floaters"). Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a Portfolio will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles. Northern will evaluate the risks presented by the derivative instruments purchased by the Portfolios, and will determine, in connection with its day-to-day management of the Portfolios, how they will be used in furtherance of the Portfolios' investment objectives. It is possible, however, that Northern's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Portfolios will, because of the risks discussed above, incur loss as a result of their investments in derivative instruments.

AVERAGE MATURITIES. The Fixed Income Portfolios will normally maintain the dollar-weighted average maturities of their portfolios within specified ranges as previously described. The maturities of certain instruments, however, such as those subject to prepayment or redemption by the issuers, are subject to estimation. There can be no assurance that the estimates used by the Fixed Income Portfolios for such instruments will, in fact, be accurate or that, if inaccurate, a Fixed Income Portfolio's dollar-weighted average maturity will remain within the specified limits.

TRACKING VARIANCE. Northern believes that under normal market conditions, the quarterly performance of the Equity Index, Small Company Index, International Equity Index and U.S. Treasury Index Portfolios, before Portfolio expenses, will be within a .95 correlation with the S&P Index, Russell Index, EAFE Index and Lehman Index, respectively. However, there is no assurance that a Portfolio will be able to do so on a consistent basis. Deviations from the performance of its designated Index ("tracking variance") may result from unitholder purchases and redemptions of units of a Portfolio that occur daily, as well as from the expenses borne by a Portfolio. Such purchases and redemptions may necessitate the purchase and sale of securities by the Portfolio and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform the Portfolio's holdings with its investment objective. Tracking variance may also occur due to factors such as the size of a Portfolio, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Portfolio's designated Index or the manner in which the Index is calculated or because the indexing and investment approach of Northern does not produce the intended goal of the Portfolio. In the event the performance of a Portfolio is not comparable to the performance of its designated Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in a Portfolio's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to unitholders possible changes to the Portfolio's investment objective.

DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

UNITED STATES GOVERNMENT OBLIGATIONS. Each Portfolio may invest, to the extent consistent with its investment policies, in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. Each Portfolio (other than the U.S. Treasury Index Portfolio) may also invest in other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid.

CONVERTIBLE SECURITIES. The Short-Intermediate Bond, Bond, International Bond, Balanced, Diversified Growth, Focused Growth, International Growth and International Equity Index Portfolios may each acquire convertible securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. Convertible securities acquired by the Portfolios will be subject to the same rating requirements as a Portfolio's investments in its fixed income securities, or if unrated, will be of comparable quality as determined by Northern in accordance with guidelines approved by the Board of Trustees, except that a Portfolio may acquire convertible securities rated below investment grade so long as a Portfolio's investments in all non-investment grade securities does not exceed the limitations set forth below under "Non-Investment Grade Securities." The Fixed Income Portfolios will ordinarily sell units of common stock received upon conversion.

CORPORATE OBLIGATIONS. A Portfolio (other than the U.S. Government Securities and U.S. Treasury Index Portfolios) may purchase debt obligations of domestic or foreign corporations subject to the Portfolio's minimum rating requirements for purchases of debt securities. See discussion of "Investment Grade Securities" and "Non-Investment Grade Securities" below.

INVESTMENT GRADE SECURITIES. The Fixed Income and Balanced Portfolios may invest in fixed income securities of all types, and the Short-Intermediate Bond, Bond, International Bond, Balanced, Diversified Growth, Focused Growth, International Growth and International Equity Index Portfolios may invest a portion of their assets in convertible securities. Such securities will generally be investment grade. Investment grade securities include those securities which are rated BBB or higher by Standard and Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's"), BBB or higher by Duff & Phelps Credit Rating Co. ("Duff") or BBB or higher by Fitch Investors Service, Inc. ("Fitch") at the time of purchase, or if unrated, are of comparable quality as determined by Northern. Securities rated BBB by S&P, Duff or Fitch, or Baa by Moody's have certain speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. Commercial paper and other short-term obligations acquired by a Portfolio will be rated A-2 or higher by S&P, P-2 or higher by Moody's, D-2 or higher by Duff, or F-2 or higher by Fitch at the time of purchase or, if unrated, determined to be of comparable quality by Northern. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. Northern will consider such an event in determining whether the Portfolio should continue to hold such security. In addition, certain Portfolios may acquire fixed income securities rated below investment grade when Northern believes that the investment characteristics of such securities make them desirable acquisitions. In either case, a Portfolio's total investment in non-investment grade securities will not exceed the limitations set forth below under "Non-Investment Grade Securities."

NON-INVESTMENT GRADE SECURITIES. Although the fixed income securities in which the Fixed Income Portfolios and Balanced Portfolio may invest and the convertible securities in which the Short-Intermediate Bond, Bond,

International Bond, Balanced, Diversified Growth, Focused Growth, International Growth and International Equity Index Portfolios may invest will normally be rated investment grade at the time of purchase, the Portfolios (other than the U.S. Government Securities and U.S. Treasury Index Portfolios) may invest in non-investment grade or convertible securities when Northern believes that the investment characteristics of such securities make them desirable in light of the Portfolios' investment objectives and current portfolio mix, so long as under normal market and economic conditions, (i) no more than 5% of the respective total assets of the International Bond, International Growth and International Equity Index Portfolios and no more than 10% of the respective total assets of the Short-Intermediate Bond, Bond, Balanced, Diversified Growth and Focused Growth Portfolios are invested in non-investment grade securities and (ii) such securities are rated "B" or higher at the time of purchase by at least one major rating agency, or if unrated will be of comparable quality as determined by Northern. Non-investment grade securities (those that are rated "Ba" or lower by Moody's or "BB" or lower by S&P, Duff or Fitch) are commonly referred to as "junk bonds." To the extent that securities, including convertible securities, acquired by a Portfolio are not rated investment grade, there is a greater risk as to the timely repayment of the principal on, and timely payment of interest or dividends with respect to, such securities. Particular risks associated with lower-rated securities are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for the securities,
(e) the impact that legislation may have on the high yield bond market (and, in turn, on a Portfolio's net asset value and investment practices), and (f) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Portfolio defaulted, the Portfolio could incur additional expenses to seek recovery.

FORWARD CURRENCY EXCHANGE CONTRACTS. The Short-Intermediate Bond, Bond, International Bond, Balanced, Diversified Growth, Focused Growth, International Growth and International Equity Index Portfolios may enter into forward currency exchange contracts for hedging purposes and in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates or where such transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Portfolios. The International Bond and International Growth Portfolios may also enter into forward currency exchange contracts for speculative purposes (to seek to increase total return). In addition, the International Growth and International Bond Portfolios may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if Northern believes that there is a pattern of correlation between the two currencies.

A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. Consequently, a Portfolio may choose to refrain from entering into such contracts. In connection with forward currency exchange contracts, the Portfolios will create a segregated account of liquid assets in accordance with applicable requirements of the Securities and Exchange Commission (the "SEC").

The International Bond Portfolio may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministries of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Portfolio may invest in securities denominated in other currency "baskets".

OPTIONS. Each Portfolio may write covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or for the purpose of earning additional income. Such options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies and may or may not be listed on a foreign or domestic securities exchange and issued by the Options Clearing Corporation. The Portfolios will not purchase put and call options in an amount that exceeds 5% of their respective net assets at the time of purchase. The aggregate value of a Portfolio's assets that will be subject to options written by the Portfolio will not exceed 25% of its net assets at the time the option is written.

In the case of a call option on a security or currency, the option is "covered" if a Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities or instruments held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian. Put options written by a Portfolio are "secured" if the Portfolio maintains liquid assets in a segregated account with its custodian in an amount not less than the exercise price of the option at all times during the option period.

Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Each Portfolio will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by Northern. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

FUTURES CONTRACTS AND RELATED OPTIONS. Each Portfolio may invest in futures contracts and options on futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential unitholder redemptions, invest cash balances or dividends or minimize trading costs. The value of a Portfolio's contracts may equal or exceed 100% of its total assets, although a Portfolio will not purchase or sell a futures contract unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options entered into for other than bona fide hedging purposes is 5% or less of its total assets.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or, in the case of the International Bond, International Growth and International Equity Index Portfolios, a stated quantity of a foreign currency. When used as a hedge, a Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Portfolio may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

The Portfolios may purchase and sell call and put options on futures contracts traded on a domestic or foreign exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In connection with a Portfolio's position in a futures contract or option thereon, the Portfolio will create a segregated account of liquid assets, in accordance with applicable requirements of the SEC.

The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the securities held by a Portfolio and the price of futures contracts and options;
(ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses due to unanticipated market movements which are potentially unlimited; and (iv) Northern's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors. For a further discussion see "Additional Investment Information--Futures Contracts and Related Options" and Appendix B in the Additional Statement.

The Portfolios intend to comply with the regulations of the Commodity Futures Trading Commission exempting the Portfolios from registration as a "commodity pool operator."

INTEREST RATE SWAPS, FLOORS AND CAPS AND CURRENCY SWAPS. Each Fixed Income Portfolio (other than the U.S. Treasury Index Portfolio) and the Balanced Portfolio may, in order to protect its value from interest rate fluctuations and to hedge against fluctuations in the floating rate market, enter into interest rate swaps or purchase interest rate floors or caps. The Portfolios expect to enter into these hedging transactions primarily to preserve a return or spread of a particular investment or portion of its holdings and to protect against an increase in the price of securities the Portfolios anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. In order to protect against currency fluctuations, the International Bond, International Growth and International Equity Index Portfolios may enter into currency swaps. Currency swaps involve the exchange of the rights of a Portfolio and another party to make or receive payments in specified currencies.

The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Portfolio's custodian. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any interest rate swap, floor or cap transaction or any currency swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated either A or A-1 or better by S&P, Duff or Fitch, or A or P-1 or better by Moody's.

SECURITIES LENDING. The Portfolios may seek additional income from time to time by lending their respective portfolio securities on a short-term basis to banks, brokers and dealers under agreements requiring that the loans be secured by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the securities loaned. A Portfolio may not make such loans in excess of 33 1/3% of the value of the Portfolio's total assets. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities loaned, or possible loss of rights in the collateral should the borrower of the securities become insolvent. The proceeds received by a Portfolio in connection with loans of portfolio securities may be invested in U.S. Government securities and other liquid high grade debt obligations.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Conversely, securities sold on a delayed-delivery or forward commitment basis involve the risk that the value of the security to be sold may increase prior to the settlement date. A Portfolio is required to hold and maintain liquid assets in a segregated account with the Portfolio's custodian until the settlement date having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, a Portfolio is required to hold the portfolio securities themselves in a segregated account with the custodian while the commitment is outstanding. Although the Portfolios would generally purchase securities on a when-issued, delayed-delivery or a forward commitment basis with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if Northern deems it appropriate to do so.

BORROWINGS. The Portfolios are authorized to make limited borrowings for temporary purposes to the extent described below under "Investment Restrictions." If the securities held by the Portfolios should decline in value while borrowings are outstanding, the net asset value of the Portfolios' outstanding units will decline in value by proportionately more than the decline in value suffered by the Portfolios' securities. Borrowings may be effected through reverse repurchase agreements under which the Portfolios would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at a particular date and price. A Portfolio may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fixed Income and Balanced Portfolios may utilize reverse repurchase agreements, which may be viewed as borrowings (or leverage), when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds of the transaction will be less than the interest expense of the reverse repurchase agreement, that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Trust's custodian containing liquid assets having a value at least equal to the repurchase price. A Portfolio may enter into reverse repurchase agreements with banks, brokers and dealers, and does not have the authority to enter into reverse repurchase agreements exceeding in the aggregate one-third of the Portfolio's total assets. See "Additional Investment Information--Investment Restrictions" in the Additional Statement.

SHORT-TERM OBLIGATIONS. Subject to each Portfolio's investment objective and policies, a Portfolio may also invest in short-term U.S. government obligations, high quality money market instruments and repurchase agreements, pending investment, to meet anticipated redemption requests, or as a temporary defensive measure. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. See "Special Risks and Other Considerations--Foreign Securities" above.

REPURCHASE AGREEMENTS. The Portfolios may agree to purchase portfolio securities from financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Northern under guidelines approved by the Board of Trustees subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Portfolio's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Portfolio in an amount that exceeds the agreed upon repurchase price (including accrued interest). Default by or bankruptcy of the seller would, however, expose a Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS. The Portfolios may enter into reverse repurchase agreements which involve the sale of securities held by them, with an agreement to repurchase the securities at an agreed upon price (including interest) and date. The Portfolios will use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolios will utilize reverse repurchase agreements, which may be viewed as borrowings (or leverage), when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. Reverse repurchase agreements involve the risks that the interest income earned from the investment of the proceeds of the transaction will be less than the interest expense of the reverse repurchase agreement, that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Trust's custodian containing liquid assets having a value at least equal to the repurchase price. A Portfolio may enter into reverse repurchase agreements with banks, brokers and dealers, and has the authority to enter into reverse repurchase agreements in amounts not exceeding in the aggregate one-third of the Portfolio's total assets. See "Additional Investment Information--Investment Restrictions" in the Additional Statement.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolios may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolios may also invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Unrated variable and floating rate instruments will be determined by Northern to be of comparable quality at the time of the purchase to rated instruments which may be purchased by the Portfolios.

The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolios to dispose of the instruments if the issuer defaulted on its payment obligation or during periods that the Portfolios are not entitled to exercise their demand rights, and the Portfolios could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments including inverse floaters held by a Portfolio will be subject to the Portfolio's 15% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days absent a reliable trading market.

INVESTMENT COMPANIES. In connection with the management of their daily cash positions, the Portfolios may invest in securities issued by other investment companies which invest in short-term, high-quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. The U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios may also invest in shares of other investment companies that are structured to seek a similar correlation to the performance of the Lehman Index, S&P Index, Russell Index or EAFE Index, respectively. The International Bond, International Growth and International Equity Index Portfolios may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. As stated above, the International Equity Index Portfolio may invest in WEBS and similar securities that invest in securities included in foreign securities indices. In addition, the Portfolios may invest in securities issued by other investment companies if otherwise consistent with their respective investment objectives and policies. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations. To the extent required by the 1940 Act and the regulations and orders of the SEC thereunder, each Portfolio currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase is made, not more than 3% of the total outstanding stock of any investment company will be owned by the Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act).

ILLIQUID OR RESTRICTED SECURITIES. Each Portfolio may invest up to 15% of its net assets in securities which are illiquid. Illiquid securities would generally include repurchase agreements and time deposits with notice/termination dates in excess of seven days, unlisted over-the-counter options and certain securities that are traded in the United States but are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act"), interest rate and currency swaps, stripped mortgage-backed securities ("SMBS") issued by private issuers and guaranteed investment contracts ("GICs").

If otherwise consistent with their respective investment objectives and policies, the Portfolios may purchase domestically-traded securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by Northern, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

STRIPPED OBLIGATIONS. To the extent consistent with their investment objectives, the Fixed Income and Balanced Portfolios may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other domestic and foreign obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality), foreign governments or by private issuers such as banks and other financial institutions, are issued at a discount to their "face value," and may include SMBS, which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. Each Fixed Income Portfolio (other than the U.S. Treasury Index and International Bond Portfolios) and the Balanced Portfolio may also purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) where the trust participations evidence ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. Like other stripped securities, these participations are also normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Investments by the Portfolio in such receipts will not exceed 5% of the value of the Portfolio's total assets.

BANK OBLIGATIONS. The Portfolios may invest in domestic and foreign bank obligations, including certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. Such obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation.

ASSET-BACKED SECURITIES. The U.S. Government Securities Portfolio may purchase securities that are secured or backed by mortgages and issued by an agency of the U.S. Government. The Short-Intermediate Bond, Bond, International Bond and Balanced Portfolios may purchase asset-backed securities that are secured or backed by mortgages or other assets (e.g., automobile loans, credit card receivables and other financial assets) and are issued by entities such as GNMA, FNMA, FHLMC, commercial banks, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks, investment banks and certain special purpose entities. Asset-backed securities acquired by such Portfolios will be rated BBB or better by S&P, Duff or Fitch, or Baa or better by Moody's at the time of purchase or, if not rated, will be determined by Northern to be of comparable quality. The Portfolios will not purchase non-mortgage asset-backed securities that are not rated by S&P, Duff, Fitch or Moody's.

Presently there are several types of mortgage-backed securities that may be acquired by the Short-Intermediate Bond, Bond, International Bond and Balanced Portfolios, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolios will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the U.S. Government Securities, Short-Intermediate Bond, Bond and International Bond Portfolios or the fixed income portion of the Balanced Portfolio, the maturity of asset-backed securities will be based on estimates of average life.

Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

EXCHANGE RATE-RELATED SECURITIES. The Short-Intermediate Bond, Bond, International Bond and Balanced Portfolios may invest in securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities. Investments in Exchange Rate-Related Securities entail certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, potential illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

GUARANTEED INVESTMENT CONTRACTS. The Short-Intermediate Bond, Bond and Balanced Portfolios may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Portfolio on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. A Portfolio will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by Northern. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid instruments, and will be subject to a Portfolio's limitation on investments in illiquid securities.

WARRANTS. The Balanced, Diversified Growth, Focused Growth, International Growth, Small Company Index and International Equity Index Portfolios may invest up to 5% of their respective assets at the time of purchase in warrants and similar rights (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The Balanced, Diversified Growth, Focused Growth and International Growth Portfolios may also purchase bonds that are issued in tandem with warrants. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS. The Balanced, Diversified Growth, Focused Growth, International Growth and International Equity Index Portfolios may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of the underlying foreign or U.S. securities and are generally denominated in foreign currencies. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and GDRs are generally designed for use in a foreign securities exchange and over-the-counter markets. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. See "Special Risks and Other Considerations--Foreign Securities" above.

Certain such institutions issuing ADRs, EDRs and GDRs may not be sponsored by the issuer. A non-sponsored depository may not provide the same unitholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer. The Balanced, Diversified Growth and Focused Growth Portfolios will limit investments in ADRs to 20% of their respective assets and will limit investments in EDRs and GDRs to 5% of their respective assets.

PAIR-OFF TRANSACTIONS. Subject to the requirements of the 1940 Act, each Fixed Income Portfolio (other than the U.S. Treasury Index Portfolio) and the Balanced Portfolio may engage in pair-off transactions involving securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In a pair-off transaction Northern will commit to purchase or sell a security. Then, prior to the settlement date, Northern will "pair-off" the purchase or sale with a matching sale or purchase of the same security that settles prior to, or on, the original settlement date. Profits or losses on the pair-off transaction are settled by a Portfolio's paying or receiving the difference between the purchase and sale prices from the counterparty in the transaction (which will be a bank, broker-dealer or other financial institution determined to be creditworthy by Northern).

A pair-off transaction that involves an initial sale by a Portfolio of a security that it does not own (or does not have the right to obtain at no added cost) will be considered a short sale of the security. Until the sale is paired-off as described above, the Portfolio will maintain on a daily basis a segregated account containing liquid assets at such a level that (a) the amount deposited in the account will equal the current value of the security sold short and (b) the amount deposited in the segregated account will not be less than the market value of the security at the time it was sold short. Similarly, a segregated account will be maintained for a pair-off transaction that involves an initial purchase by the Portfolio of a security on a forward commitment or when-issued basis as described more fully in the Additional Statement.

A Portfolio will not enter into a pair-off transaction that involves either a short sale or a forward commitment or when-issued purchase if, after effect is given to the sale or purchase, the total market value of all open pair-off transactions would exceed 25% of the value of the Portfolio's net assets.

Although pair-off transactions represent a strategy that will be used by Northern in attempting to earn additional income for the Portfolios resulting from short-term price movements in the securities markets, the transactions may result in losses instead. In addition, pair-off transactions may produce higher than normal portfolio turnover which may result in increased transaction costs to the Portfolios and gains from the sale of securities deemed to have been held for less than three months. Such gains must not exceed 30% of a Portfolio's gross income in a taxable year in order for the Portfolio to qualify as a regulated investment company under the Internal Revenue Code of 1986.

FIXED INCOME INVESTMENTS. Even though interest-bearing securities are investments which often offer a stable stream of income, the prices of fixed income securities will vary inversely with changes in the prevailing level of interest rates. These securities experience appreciation when interest rates decline and depreciation when interest rates rise. An investment portfolio consisting of fixed income securities will react in a similar manner. Generally, the longer the maturity of a fixed income security, the higher its yield and the greater its price volatility. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. A security's rating normally depends on the likelihood that the borrower will meet each interest and principal installment on a timely basis. As a result, lower-rated bonds typically yield more than higher-rated bonds of the same maturity. Credit ratings evaluate the safety of principal and interest payments, not market risk, and rating agencies may or may not make timely changes in a rating to reflect economic or company conditions that affect a security's market value. As a result, the ratings of rating services are used by Northern only as indicators of investment quality. For a more complete discussion of ratings, see Appendix A to the Additional Statement.

PORTFOLIO TURNOVER. The portfolio turnover rate of the International Bond, International Growth and International Equity Index Portfolios will be affected by changes in country and currency weightings, as well as changes in the holdings of specific issuers and investments in issuers in smaller or emerging markets. The Trust cannot accurately predict the turnover rate for any Portfolio, which may vary from year to year. The portfolio turnover rate of each Portfolio for the last fiscal year, except the International Equity Index Portfolio which had not commenced operations, is stated above under "Financial Highlights." It is expected that the portfolio turnover rate for the International Equity Index Portfolio will not exceed 50% during the current fiscal year. High portfolio turnover (in excess of 100%) may result in the realization of short-term capital gains which are taxable to unitholders as ordinary income (see "Taxes"). In addition, high portfolio turnover rates may result in corresponding increases in brokerage commissions and other transaction costs. The Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies.

MISCELLANEOUS. The Portfolios do not intend to purchase certificates of deposit of Northern or its affiliate banks, commercial paper issued by Northern's parent holding company or other securities issued or guaranteed by Northern, its parent holding company or their subsidiaries or affiliates.

The Equity Index, Small Company Index and International Equity Index Portfolios may experience higher custody costs than other stock funds because they maintain large portfolios of securities consistent with their respective investment objectives.

INVESTMENT RESTRICTIONS

The Portfolios are subject to certain investment restrictions which, as described in more detail in the Additional Statement, are fundamental policies that cannot be changed without the approval of a majority of the outstanding units of a Portfolio. Each Portfolio (except the International Bond Portfolio) will limit its investments so that, with respect to 75% of a Portfolio's total assets, not more than 5% will be invested in the securities of any one issuer (other than U.S. Government securities or repurchase agreements collateralized by U.S. Government securities) and each Portfolio will not invest more than 25% of its total assets in the securities (other than U.S. Government securities and repurchase agreements collateralized by such securities) of issuers in any one industry. These restrictions do not apply to investments by the International Equity Index Portfolio in securities of other investment companies. In addition, each Portfolio may borrow money from banks for temporary or emergency purposes or to meet redemption requests, provided that the Portfolio maintains asset coverage of at least 300% for all such borrowings.

As a non-fundamental investment restriction that can be changed without unitholder approval, the International Bond Portfolio may not, at the end of any tax quarter, invest more than 5% of the total value of its assets in the securities of any one issuer (except U.S. Government securities), except that up to 50% of the total value of the Portfolio's assets may be invested in any securities without regard to this 5% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except U.S. Government securities).

                               TRUST INFORMATION

BOARD OF TRUSTEES

The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees. The Additional Statement contains the name of each Trustee and background information regarding the Trustees.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

Northern, which has offices at 50 S. LaSalle Street, Chicago, Illinois 60675, serves as investment adviser, transfer agent and custodian for each Portfolio. As transfer agent, Northern performs various administrative servicing functions, and any unitholder inquiries should be directed to it.

Northern, a member of the Federal Reserve System, is an Illinois state-chartered commercial bank and the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern was formed in 1889 with capitalization of $1 million. As of December 31, 1996, Northern Trust Corporation and its subsidiaries had approximately $21.6 billion in assets, $13.8 billion in deposits and employed over 6,900 persons.

Northern administered in various capacities (including as master trustee, investment manager or custodian) approximately $778.9 billion of assets as of December 31, 1996, including approximately $130.3 billion of assets for which Northern had investment management responsibility.

Under its Advisory Agreement with the Trust, Northern, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios and placing purchase and sale orders for portfolio securities. Northern is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). As compensation for its advisory services and its assumption of related expenses, Northern is entitled to a fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of the Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios for the fiscal year ended November 30, 1996.

                                                      MAXIMUM
                                                       ANNUAL  ADVISORY FEE PAID
                                                      ADVISORY  FOR FISCAL YEAR
                                                        FEE     ENDED 11/30/96
                                                      -------- -----------------
   U.S. Government Securities Portfolio..............   .60%         .25%
   Short-Intermediate Bond Portfolio.................   .60%         .25%
   U.S. Treasury Index Portfolio.....................   .40%         .15%
   Bond Portfolio....................................   .60%         .25%
   International Bond Portfolio......................   .90%         .70%
   Balanced Portfolio................................   .80%         .50%
   Equity Index Portfolio............................   .30%         .10%
   Diversified Growth Portfolio......................   .80%         .55%
   Focused Growth Portfolio..........................  1.10%         .80%
   Small Company Index Portfolio.....................   .40%         .20%
   International Equity Index Portfolio*.............   .50%          N/A
   International Growth Portfolio....................  1.00%         .80%

--------
* In addition, Northern has voluntarily agreed to reduce its advisory fee for the International Equity Index Portfolio to .25% of the Portfolio's average daily net assets for the current fiscal year.

The difference between the stated advisory fee and the actual advisory fees paid by the Portfolios reflects the fact that Northern did not charge the full amount of the advisory fees to which it would have been entitled.

PORTFOLIO MANAGERS

The table below sets forth information on the persons primarily responsible for the day-to-day management of the following Portfolios:

                                                  YEARS PRIMARILY           FIVE YEAR
NAME AND TITLE         PORTFOLIO                    RESPONSIBLE        EMPLOYMENT HISTORY
---------------------  -------------------------- ---------------      ------------------
Jon D. Brorson         Balanced                   Since 1996      Mr. Brorson joined Northern
Vice President         Diversified Growth                         in 1996. He was with
                       Focused Growth                             Hartline Investment Corp.
                                                                  since 1990.
Andrew C. Buchner      International Equity Index Since 1997      Mr. Buchner joined Northern
Investment Officer     Small Company Index        Since 1996      in 1992.
Susan M. French        Equity Index               Since 1996      Ms. French joined Northern
Vice President                                                    in 1986.
Robert A. LaFleur      International Growth       Since 1994      Mr. LaFleur joined Northern
Senior Vice President                                             in 1982.
Michael J. Lannan      International Bond         Since 1994      Mr. Lannan joined Northern
Vice President                                                    in 1986.
Monty M. Memler        Balanced                   Since 1993      Mr. Memler joined Northern
Vice President                                                    in 1986.
Steven Schafer         U.S. Government Securities Since 1995      Mr. Schafer joined Northern
Second Vice President                                             in 1988.
Richard Steck          U.S. Treasury Index        Since 1993      Mr. Steck joined Northern in
Vice President                                                    August 1985.
Mark J. Wirth          Short-Intermediate Bond    Since 1993      Mr. Wirth joined Northern in
Vice President         Bond                       Since 1993      1986.

Northern also receives compensation as the Trust's custodian and transfer agent under separate agreements. The fees payable by the Portfolios for these services are described in this Prospectus under "Summary of Expenses" and in the Additional Statement. Different transfer agency fees are payable with respect to the Class A, B, C and D units in the Portfolios.

ADMINISTRATOR AND DISTRIBUTOR

Goldman Sachs, 85 Broad Street, New York, New York 10004, acts as administrator and distributor for the Portfolios. As compensation for its administrative services (which include supervision with respect to the Trust's non-investment advisory operations) and the assumption of related expenses, Goldman Sachs is entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of .25% of the first $100 million, .15% of the next $200 million, .075% of the next $450 million and .05% of any excess over $750 million of the average daily net assets of each Portfolio. No compensation is payable by the Trust to Goldman Sachs for its distribution services.

Goldman Sachs has voluntarily agreed to reduce its administration fee to .10% of each Portfolio's average daily net assets. In addition, Goldman Sachs has voluntarily agreed that if, for the current fiscal year, the sum of a Portfolio's expenses (including the fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as investment adviser and transfer agent, servicing fees and extraordinary expenses, such as litigation, interest, taxes and indemnification expenses) exceeds on an annualized basis .25% of each of the International Bond, International Growth and International Equity Index Portfolios' average daily net assets and .10% of each other Portfolio's average daily net assets, it will waive a portion of its fees and/or reimburse such Portfolio for the amount of the excess. In addition, as stated under "Summary of Expenses," Northern intends to voluntarily reduce its advisory fee for the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, International Bond, Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Index, International Equity Index and International Growth Portfolios during the Trust's current fiscal year. The result of these reimbursements and fee reductions will be to increase the performance of the Portfolios during the periods for which the reimbursements and reductions are made.

UNITHOLDER SERVICING PLAN

Pursuant to a Unitholder Servicing Plan ("Servicing Plan") adopted by the Board of Trustees of the Trust, the Trust may enter into agreements ("Servicing Agreements") with banks, corporations, brokers, dealers and other financial institutions which may include Northern and its affiliates ("Servicing Agents"), under which they will render (or arrange for the rendering of) administrative support services for investors who beneficially own Class B, C and D units of each Portfolio. Beneficial owners of Class C and D units require extensive administrative support services while beneficial owners of Class B units need only some of these services. Administrative support services, which are described more fully in the Additional Statement, may include processing purchase and redemption requests from investors, placing net purchase and redemption orders with Northern acting as the Trust's transfer agent, providing necessary personnel and facilities to establish and maintain investor accounts and records, and providing information periodically to investors showing their positions in Portfolio units.

For these services, fees are payable by the Trust to Servicing Agents at an annual rate of up to .10%, .15% and .25% of the average daily net asset value of Class B units, Class C units and Class D units, respectively, held or serviced by such Servicing Agents for beneficial unitholders ("Servicing Fees"). Servicing Agents are required to provide investors with a schedule of any credits, fees or other conditions that may be applicable to the investment of their assets in Portfolio units.

Conflict of interest restrictions may apply to the receipt of compensation paid by the Trust to a Servicing Agent in connection with the investment of fiduciary funds in Portfolio units. Banks and other institutions regulated by the Office of Comptroller of the Currency, Board of Governors of the Federal Reserve System and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into Servicing Agreements.

SERVICE INFORMATION

Class A units are designed to be purchased by institutional investors or others who can obtain information about their unitholder accounts and who do not require the Transfer Agent or Servicing Agent services that are provided for Class B, C and D unitholders.

Class B units are designed to be purchased by organizations maintaining record ownership on behalf of beneficial owners where certain services of the Transfer Agent and a Servicing Agent are required that are incident to the separation of record and beneficial ownership.

Class C units are designed to be purchased by institutional investors who require certain account related services of the Transfer Agent and a Servicing Agent that are incident to the investor being the beneficial owner of units.

Class D units are designed to be purchased by investors having a relationship with an organization which requires that account related services and information be provided to the investor and organization by the Transfer Agent and a Servicing Agent.

Any person entitled to receive compensation for selling or servicing units of a Portfolio may receive different compensation with respect to one particular class of units over another in the same Portfolio.

EXPENSES

Except as set forth above and in the Additional Statement under "Additional Trust Information," each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern and Goldman Sachs, brokerage fees and commissions, fees for the registration or qualification of Portfolio units under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses, Servicing Fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's unitholders and regulatory authorities, compensation and expenses of its Trustees, expenses of industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

                                   INVESTING

PURCHASE OF UNITS

Units of the Portfolios are sold on a continuous basis by the Trust's distributor, Goldman Sachs, to institutional investors that either maintain certain qualified accounts at Northern or its affiliates or invest an aggregate of at least $5 million in one or more Portfolios of the Trust. Goldman Sachs has established several procedures for purchasing Portfolio units in order to accommodate different types of institutional investors.

PURCHASE OF UNITS THROUGH QUALIFIED ACCOUNTS. Class A, B, C and D units of each Portfolio are offered to Northern, its affiliates and other institutions and organizations (the "Institutions") acting on behalf of their customers, clients, employees and others (the "Customers") and for their own account. Institutions may purchase units of a Portfolio through procedures established in connection with the requirements of their qualified accounts or through procedures set forth herein with respect to Institutions that invest directly. Institutions should contact Northern or an affiliate for further information regarding purchases through qualified accounts. There is no minimum initial investment for Institutions that maintain qualified accounts with Northern or its affiliates.

PURCHASE OF UNITS DIRECTLY FROM THE TRUST. An Institution that purchases units directly may do so by means of one of the following procedures, provided that it makes an aggregate minimum initial investment of $5 million in one or more Portfolios of the Trust:

  PURCHASE BY MAIL. An Institution desiring to purchase units of a Portfolio by mail should mail a check or Federal Reserve draft payable to the specific Portfolio together with a completed and signed new account application to The Benchmark Funds, c/o The Northern Trust Company, P.O. Box 75943, Chicago, Illinois 60675-5943. An application will be incomplete if it does not include a corporate resolution with the corporate seal and secretary's certification within the preceding 30 days, or other acceptable evidence of authority. If an Institution desires to purchase the units of more than one Portfolio, the Institution should send a separate check for each Portfolio. All checks must be payable in U.S. dollars and drawn on a bank located in the United States. A $20 charge will be imposed if a check does not clear. The Trust may delay transmittal of redemption proceeds for units recently purchased by check until such time as it has assured itself that good funds have been collected for the purchase of such units. This may take up to fifteen (15) days. Cash and third party checks are not acceptable for the purchase of Trust units.

  PURCHASE BY TELEPHONE. An Institution desiring to purchase units of a Portfolio by telephone should call Northern acting as the Trust's transfer agent ("Transfer Agent") at 1-800-637-1380. Please be prepared to identify the name of the Portfolio with respect to which units are to be purchased and the manner of payment. Please indicate whether a new account is being established or an additional payment is being made to an existing account. If an additional payment is being made to an existing account, please provide the Institution's name and Portfolio Account Number. Purchase orders are effected upon receipt by the Transfer Agent of Federal funds or other immediately available funds in accordance with the terms set forth below.

  PURCHASE BY WIRE OR ACH TRANSFER. An Institution desiring to purchase units of a Portfolio by wire or ACH Transfer should call the Transfer Agent at 1-800-637-1380 for instructions if it is not making an additional payment to an existing account. An Institution that wishes to add to an existing account should wire Federal funds or effect an ACH Transfer to:

                      The Northern Trust Company
                      Chicago, Illinois
                      ABA Routing No. 0710-00152
                      (Reference 10 Digit Portfolio Account Number) (Reference Unitholder's Name)

  For more information concerning requirements for the purchase of units, call the Transfer Agent at 1-800-637-1380.

EFFECTIVE TIME OF PURCHASES. A purchase order for Portfolio units received by the Transfer Agent by 3:00 p.m., Chicago time, on a Business Day (as defined under "Miscellaneous") will be effected on that Business Day at the net asset value determined on that day with respect to each Portfolio (other than the Small Company Index and International Equity Index Portfolios), and at the net asset value plus an additional transaction fee of .75% and 1.00% of the net asset value determined on that day with respect to the Small Company Index and International Equity Index Portfolios, respectively, provided that either: (a) the Transfer Agent receives the purchase price in Federal funds or other immediately available funds prior to 3:00 p.m., Chicago time, on the same Business Day such order is received; or (b) payment is received on the next Business Day in the form of Federal funds or other immediately available funds in a qualified account maintained by an Institution with Northern or an affiliate. Orders received after 3:00 p.m. will be effected at the next determined net asset value, provided that payment is made as provided herein. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Transfer Agent on a Business Day in accordance with the foregoing procedures.

MISCELLANEOUS PURCHASE INFORMATION. Units are purchased without a sales charge imposed by the Trust. The minimum initial investment is $5 million for Institutions that invest directly in one or more investment portfolios of the Trust. The Trust reserves the right to waive this minimum and to determine the manner in which the minimum investment is satisfied. There is no minimum for subsequent investments.

The Small Company Index and International Equity Index Portfolios require the payment of an additional transaction fee on purchases of units of the Portfolios equal to 0.75% and 1.00%, respectively, of the dollar amount invested. The additional transaction fee is paid to the Portfolios, not to Goldman Sachs or Northern. It is not a sales charge. The amount applies to initial investments in the Portfolios and all subsequent purchases (including purchases made by exchange from the other Portfolios of the Trust), but not to reinvested dividends or capital gain distributions. The purpose of the additional transaction fee is to indirectly allocate transaction costs associated with new purchases to investors making those purchases, thus protecting existing unitholders. These costs include: (1) brokerage costs; (2) market impact costs--i.e., the increase in market prices which may result when the Portfolios purchase thinly traded stocks; and, most importantly, (3) the effect of the "bid-ask" spread in the over-the-counter market. (Securities in the over-the-counter market are bought at the "ask" or purchase price, but are valued in the Portfolios at the last quoted bid price). The additional transaction fees represent Northern's estimate of the brokerage and other transaction costs which may be incurred by the Small Company Index and International Equity Index Portfolios in acquiring stocks of small capitalization or foreign companies. Without the additional transaction fee, the Portfolio would generally be selling their units at a price less than the cost to the Portfolios of acquiring the portfolio securities necessary to maintain their investment characteristics, thereby resulting in reduced investment performance for all unitholders in the Portfolios. With the additional transaction fee, the transaction costs of acquiring additional stocks are not borne by all existing unitholders, but are defrayed by the transaction fees paid by those investors making additional purchases of units. Because these transaction costs do not need to be paid out of the Portfolios' other assets, the Portfolios are expected to track their designated indices more closely.

Institutions may impose different minimum investment and other requirements on Customers purchasing units through them. Depending on the terms governing the particular account, Institutions may impose account charges such as asset allocation fees, account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income which will have the effect of reducing the net return on an investment in a Portfolio. In addition, certain Institutions may enter into Servicing Agreements with the Trust whereby they will perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of Class B, C and D units and receive fees from the Portfolios for such services; such fees will be borne exclusively by the beneficial owners of Class B, C and D units, respectively. See "Trust Information--Unitholder Servicing Plan." The level of administrative support services, as well as transfer agency services, required by an Institution and its Customers generally will determine whether they purchase units of Class A, B, C or D. The exercise of voting rights and the delivery to Customers of unitholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read this Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

Institutions that purchase units on behalf of Customers are responsible for transmitting purchase orders to the Transfer Agent and delivering required funds on a timely basis. An Institution will be responsible for all losses and expenses of a Portfolio as a result of a check that does not clear, an ACH transfer that is rejected, or any other failure to make payment in the time and manner described above, and Northern may redeem units from an account it maintains to protect the Portfolio and Northern against loss. The Trust reserves the right to reject any purchase order. Federal regulations require that the Transfer Agent be furnished with a taxpayer identification number upon opening or reopening an account. Purchase orders without such a number or an indication that a number has been applied for will not be accepted. If a number has been applied for, the number must be provided and certified within sixty days of the date of the order.

Payment for units of a Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio. For further information about the terms of such purchases, see the Additional Statement.

In the interests of economy and convenience, certificates representing units of the Portfolios are not issued.

Institutions investing in the Portfolios on behalf of their Customers should note that state securities laws regarding the registration of dealers may differ from the interpretations of Federal law and such Institutions may be required to register as dealers pursuant to state law.

Northern may, at its own expense, provide compensation to certain dealers whose customers purchase significant amounts of units of the Trust. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees that are earned by Northern as investment adviser (after adjustments) and are attributable to units held by such customers. Such compensation will not represent an additional expense to the Trust or its unitholders, since it will be paid from assets of Northern or its affiliates.

REDEMPTION OF UNITS

REDEMPTION OF UNITS THROUGH QUALIFIED ACCOUNTS. Institutions may redeem units of a class through procedures established by Northern and its affiliates in connection with the requirements of their qualified accounts. Institutions should contact Northern or an affiliate for further information regarding redemptions through qualified accounts.

REDEMPTION OF UNITS DIRECTLY. Institutions that purchase units directly from the Trust through the Transfer Agent may redeem all or part of their Portfolio units in accordance with procedures set forth below.

  REDEMPTION BY MAIL. An Institution may redeem units by sending a written request to The Benchmark Funds, c/o The Northern Trust Company, P.O. Box 75943, Chicago, Illinois 60675-5943. Redemption requests must be signed by a duly authorized person, and must state the number of units or the dollar amount to be redeemed and identify the Portfolio Account Number. See "Other Requirements."

  REDEMPTION BY TELEPHONE. An Institution may redeem units by placing a redemption order by telephone by calling the Transfer Agent at 1-800-637-1380. During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, unitholders should follow procedures outlined above under "Redemption by Mail."

  REDEMPTION BY WIRE. If an Institution has given authorization for expedited wire redemption, units can be redeemed and the proceeds sent by Federal wire transfer to a single previously designated bank account. The minimum amount which may be redeemed by this method is $10,000. The Trust reserves the right to change or waive this minimum or to terminate the wire redemption privilege. See "Other Requirements."

  TELEPHONE PRIVILEGE. An Institution that has notified the Transfer Agent in writing of the Institution's election to redeem or exchange units by placing an order by telephone may do so by calling the Transfer Agent at 1-800-637-1380. Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for such instructions that prove to be fraudulent or unauthorized. In all other cases, the unitholder will bear the risk of loss for fraudulent telephone transactions. However, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. The proceeds of redemption orders received by telephone will be sent by check, by wire or by transfer pursuant to proper instructions. All checks will be made payable to the unitholder of record and mailed only to the unitholder's address of record. See "Other Requirements." Additionally, the Transfer Agent utilizes recorded lines for telephone transactions and retains such tape recordings for six months, and will request a form of identification if such identification has been furnished to the Transfer Agent or the Trust.

  OTHER REQUIREMENTS. A change of wiring instructions and a change of the address of record may be effected only by a written request to the Transfer Agent accompanied by (i) a corporate resolution which evidences authority to sign on behalf of the Institution (including the corporate seal and secretary's certification within the preceding 30 days), (ii) a signature guarantee by a financial institution that is a participant in the Stock Transfer Agency Medallion Program ("STAMP") in accordance with rules promulgated by the SEC (a signature notarized by a notary public is not acceptable) or (iii) such other evidence of authority as may be acceptable to the Transfer Agent. A redemption request by mail will not be effective unless signed by a person authorized by the corporate resolution or other acceptable evidence of authority on file with the Transfer Agent.

EXCHANGE PRIVILEGE. Institutions and, to the extent permitted by their account agreements, Customers, may, after appropriate prior authorization, exchange Class A, B, C or D units of a Portfolio having a value of at least $1,000 for Class A, B, C or D units, respectively, of other portfolios of the Trust as to which the Institution or Customer maintains an existing account with an identical title.

Exchanges will be effected by a redemption of Class A, B, C or D units of the Portfolio held and the purchase of units of the Portfolio acquired. Customers of Institutions should contact their Institutions for further information regarding the Trust's exchange privilege and Institutions should contact the Transfer Agent as appropriate. The Trust reserves the right to modify or terminate the exchange privilege at any time upon 60 days' written notice to unitholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made.

EFFECTIVE TIME OF REDEMPTIONS AND EXCHANGES. Redemption orders of Portfolio units are effected at the net asset value per unit next determined after receipt in good order by the Transfer Agent. Good order means that the request includes the following: the account number and Portfolio name; the amount of the transaction (as specified in dollars or units); and the signature of a duly authorized person (except for telephone and wire redemptions). See "Investing--Redemption of Units--Other Requirements." Exchange orders involving the purchase of units of the Small Company Index Portfolio and International Equity Index Portfolio are effected at the net asset value per unit next determined after receipt in good order by the Transfer Agent plus an additional transaction fee equal to .75% and 1.00%, respectively, of such value. See "Purchase of Units--Miscellaneous Purchase Information" above. Exchange orders of the other Portfolios are effected at the net asset value per unit next determined after receipt in good order by the Transfer Agent. If received by Northern with respect to a qualified account it maintains or the Transfer Agent by 3:00 p.m., Chicago time, on a Business Day, a redemption request normally will result in proceeds being credited to such account or sent on the next Business Day. Proceeds for redemption orders received on a non-Business Day will normally be sent on the second Business Day after receipt in good order.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless Northern or the Transfer Agent is directed otherwise. The ACH system may be utilized for payment of redemption proceeds. Redemption of units may not be effected if a unitholder has failed to submit a completed and properly executed (with corporate resolution or other acceptable evidence of authority) new account application. If units to be redeemed were recently purchased by check, the Trust may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such units. This may take up to fifteen (15) days. The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

The Trust may require any information reasonably necessary to ensure that a redemption has been duly authorized.

It is the responsibility of Institutions acting on behalf of Customers to transmit redemption orders to the Transfer Agent and to credit Customers' accounts with the redemption proceeds on a timely basis. If a Customer has agreed with a particular Institution to maintain a minimum balance in his account at such Institution and the balance in such account falls below that minimum, such Customer may be obliged to redeem all or part of his units to the extent necessary to maintain the required minimum balance.

DISTRIBUTIONS

Distributions from a Portfolio's net investment income and annualized capital gains are made as follows:

                                                 INVESTMENT INCOME
                                                     DIVIDENDS        CAPITAL
                                                -------------------    GAINS
                                                DECLARED    PAID    DISTRIBUTION
                                                --------- --------- ------------
U.S. Government Securities Portfolio...........   Monthly   Monthly   Annually
Short-Intermediate Bond Portfolio..............   Monthly   Monthly   Annually
U.S. Treasury Index Portfolio..................   Monthly   Monthly   Annually
Bond Portfolio.................................   Monthly   Monthly   Annually
International Bond Portfolio................... Quarterly Quarterly   Annually
Balanced Portfolio............................. Quarterly Quarterly   Annually
Equity Index Portfolio......................... Quarterly Quarterly   Annually
Diversified Growth Portfolio...................  Annually  Annually   Annually
Focused Growth Portfolio.......................  Annually  Annually   Annually
Small Company Index Portfolio..................  Annually  Annually   Annually
International Equity Index Portfolio...........  Annually  Annually   Annually
International Growth Portfolio.................  Annually  Annually   Annually

Dividends and distributions will reduce a Portfolio's net asset value by the amount of the dividend or distribution. All dividends and distributions are automatically reinvested (without any sales charge or additional purchase price amount) in additional units of the same Portfolio at their net asset value per unit determined on the payment date. However, a holder may elect, upon written notification to the Transfer Agent, to have dividends or capital gain distributions (or both) paid in cash or reinvested in the same class of units of another Portfolio at their net asset value per unit (plus an additional purchase price amount equal to .75% and 1.00% of the amount invested in the case of the Small Company Index Portfolio and International Equity Index Portfolio, respectively) determined on the payment date (provided the holder maintains an account in such Portfolio). Unitholders of record must make such election, or any revocation thereof, in writing to the Transfer Agent. The election will become effective with respect to dividends paid two days after its receipt by the Transfer Agent.

Net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account with respect to the International Bond, International Growth and International Equity Index Portfolios in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of the Portfolios' dividends may be treated as a return of capital, nontaxable to the extent of a unitholder's tax basis in his units.

Because of the different servicing fees and transfer agency fees payable with respect to the Class A, B, C and D units in a Portfolio, the amount of such Portfolio's net investment income available for distribution to the holders of such units will be effectively reduced by the amount of such fees. See "Unitholder Service Plan" and "Investment Adviser, Transfer Agent and Custodian" under the heading "Trust Information" in this Prospectus.

TAXES

Each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally will relieve the Portfolios of liability for Federal income taxes to the extent their earnings are distributed in accordance with the Code.

Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Portfolio distribute to its unitholders an amount equal to at least 90% of its investment company taxable income for such year. In general, a Portfolio's investment company taxable income will be its taxable income, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to the Portfolio's unitholders who are not currently exempt from Federal income taxes whether they are received in cash or reinvested in additional units. (Federal income taxes for distributions to an IRA or other qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the distributing Portfolio from domestic corporations for the taxable year. It is not expected that any Fixed Income Portfolio distributions will qualify for the dividends received deduction for corporations.

Substantially all of each Portfolio's net realized long-term capital gains will be distributed at least annually to its unitholders. The Portfolios generally will have no tax liability with respect to such gains and the distributions will be taxable to Portfolio unitholders who are not currently exempt from Federal income taxes as long-term capital gains, regardless of how long the unitholders have held the units and whether such gains are received in cash or reinvested in additional units. Unitholders should note that, upon sale or exchange of Portfolio units, if the unitholder has not held such units for more than six months, any loss on the sale or exchange of those units will be treated as long term capital loss to the extent of the capital gain dividends received with respect to the units.

Dividends declared in October, November or December of any year payable to unitholders of record on a specified date in such months will be deemed for Federal tax purposes to have been paid by the Portfolio and received by the unitholders on December 31 of such year if such dividends are paid during January of the following year.

An investor considering buying units of a Portfolio on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a unitholder upon the redemption, transfer or exchange of units of a Portfolio depending upon the tax basis and their price at the time of redemption, transfer or exchange.

It is expected that dividends and certain interest income earned by the International Bond, International Growth and International Equity Index Portfolios from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolios' total assets at the close of any taxable year consists of debt securities, stock or securities of foreign corporations, the Portfolios may elect, for Federal income tax purposes, to treat certain foreign taxes paid by them, including generally any withholding taxes and other foreign income taxes, as paid by their unitholders. Should the Portfolios make this election, the amount of such foreign taxes paid by the Portfolios will be included in their unitholders' income pro rata (in addition to taxable distributions actually received by them), and such unitholders will be entitled either (a) to credit their proportionate amounts of such taxes against their Federal income tax liabilities, or (b) to deduct such proportionate amounts from their Federal taxable income under certain circumstances.

If the International Bond, International Growth and International Equity Index Portfolios invest in certain "passive foreign investment companies" ("PFICs"), they will be subject to Federal income tax (and possibly additional interest charges) on a portion of any "excess distribution" or gain from the disposition of such investments, even if they distribute such income to their unitholders. If a Portfolio elects to treat the PFIC as a "qualified electing fund" ("QEF") and the PFIC furnishes certain financial information in the required form, a Portfolio would instead be required to include in income each year its allocable share of the ordinary earnings and net capital gains of the QEF, regardless of whether such income is received, and such amounts would be subject to the various distribution requirements described above. In addition, a Portfolio may be permitted in the future to elect instead to recognize any appreciation in the PFIC shares that it owns by marking them to market as of the last Business Day of each taxable year (and on certain other dates prescribed in the Code). Again, gain recognized under this "mark-to-market" approach would be subject to the various distribution requirements described above, even if no cash is received currently from the PFIC investment.

Unitholders of record will be advised by the Trust at least annually as to the Federal income tax consequences of distributions made to them each year.

The foregoing discussion summarizes some of the important Federal tax considerations generally affecting the Portfolios and their unitholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolios should consult their tax advisers with specific reference to their own Federal, state and local tax situation.

                                NET ASSET VALUE

The net asset value per unit of each Portfolio for purposes of pricing purchase and redemption orders is calculated by Northern as of 3:00 p.m., Chicago Time, on each Business Day. Net asset value per unit of a particular class in a Portfolio is calculated by dividing the value of all securities and other assets belonging to a Portfolio that are allocated to such class, less the liabilities charged to that class, by the number of the outstanding units of that class.

U.S. and foreign investments held by a Portfolio are valued at the last quoted sales price on the exchange on which such securities are primarily traded, except that securities listed on an exchange in the United Kingdom are valued at the average of the closing bid and ask prices. If any securities listed on a U.S. securities exchange are not traded on a valuation date, they will be valued at the last quoted bid price. If securities listed on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted trade price. Securities which are traded in the U.S. over-the-counter markets are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are valued at the last sales price, except that such securities traded in the United Kingdom are valued at the average of the closing bid and ask prices. Any securities, including restricted securities, for which current quotations are not readily available are valued at fair value as determined in good faith by Northern under the supervision of the Board of Trustees. Short-term investments are valued at amortized cost which Northern has determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

                            PERFORMANCE INFORMATION

The performance of a class of units of a Portfolio may be compared to those of other mutual funds with similar investment objectives and to bond, stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of units may be compared to data prepared by Lipper Analytical Services, Inc. or other independent mutual fund reporting services. In addition, the performance of a class may be compared to the Lehman Brothers Government Bond Index (or its two components, the Treasury Bond Index and the Agency Bond Index), the Lehman Brothers Corporate Bond Index, S&P Index, S&P/Barra Growth Index, the Russell Index, the EAFE Index, the Consumer Price Index or other unmanaged stock and bond indices, including, but not limited to, the J.P. Morgan Non-U.S. Government Bond Index, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industry companies listed on the New York Stock Exchange, and the EAFE Index. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of units of a Portfolio.

The Portfolios calculate their total returns for each class of units on an "average annual total return" basis for various periods from the dates the respective Portfolios commenced investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of units may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the units and assume that any dividends and capital gain distributions made by the Portfolio with respect to a class during the period are reinvested in the units of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Portfolios may also advertise from time to time the total return of one or more classes of units on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

The yield of a class of units in the Fixed Income Portfolios and the Balanced Portfolio is computed based on the net income of such class during a 30-day (or one month) period (which period will be identified in connection with the particular yield quotation). More specifically, a Portfolio's yield for a class of units is computed by dividing the per unit net income for the class during a 30-day (or one month) period by the net asset value per unit on the last day of the period and annualizing the result on a semi-annual basis.

The Small Company Index and International Equity Index Portfolios may advertise total return data without reflecting the .75% and 1.00% portfolio transaction fee, respectively, if, in accordance with the rules of the SEC, they are accompanied by average annual total return data reflecting this fee. Quotations which do not reflect the fee will, of course, be higher than quotations which do.

Because of the different servicing fees and transfer agency fees payable with respect to the Class A, B, C and D units in a Portfolio, the performance of such units will be effectively reduced by the amount of such fees. For example, because Class A units bear the lowest servicing and transfer agency fees, the return of Class A units will be more than the return of other classes of units of the same Portfolio. See "Unitholder Servicing Plan" and "Investment Adviser, Transfer Agent and Custodian" under the heading "Trust Information" in this Prospectus.

The performance of each class of units of the Portfolios is based on historical earnings, will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that a unitholder's units, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Total return data should also be considered in light of the risks associated with a Portfolio's composition, quality, maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their Customer accounts in connection with investments in a Portfolio will not be included in calculations of performance data.

                                 ORGANIZATION

The Trust was formed as a Massachusetts business trust on July 15, 1982 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of units of beneficial interest of one or more separate series representing interests in one or more investment portfolios. As of the date of this Prospectus, the Trust offers seventeen separate series of units of beneficial interest representing interests in seventeen investment portfolios, twelve of which are described in this Prospectus; the other series of units are described in separate prospectuses. The Trust Agreement further permits the Board of Trustees to classify or reclassify any unissued units into additional series or subseries within a series. Pursuant to such authority, the Board of Trustees has classified four subseries (sometimes referred to as "Classes") of units in each Portfolio: the Class A units, Class B units, Class C units and Class D units. Each unit of a Portfolio is without par value, represents an equal proportionate interest in that Portfolio with each other unit of its class in that Portfolio and is entitled to such dividends and distributions earned on such Portfolio's assets as are declared in the discretion of the Board of Trustees.

The Trust's unitholders are entitled to one vote for each full unit held and proportionate fractional votes for fractional units held. Each series entitled to vote on a matter will vote thereon in the aggregate and not by series, except as otherwise required by law or when the matter to be voted on affects only the interests of unitholders of a particular series. The Additional Statement gives examples of situations in which the law requires voting by series. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate units of the Trust may elect all of the Trustees irrespective of the vote of the other unitholders. In addition, holders of each of the Class A, B, C and D units representing interests in the same Portfolio have equal voting rights except that only units of a particular class within the Portfolio will be entitled to vote on matters submitted to a vote of unitholders (if any) relating to unitholder servicing expenses and transfer agency fees that are payable by that class.

As of March 1, 1997, Northern possessed sold or shared voting or investment power for its customer accounts with respect to more than 50% of the outstanding units of the Trust.

The Trust does not presently intend to hold annual meetings of unitholders except as required by the 1940 Act or other applicable law. Pursuant to the Trust Agreement, the Trustees will promptly call a meeting of unitholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding units. To the extent required by law, the Trust will assist in unitholder communications in connection with such a meeting.

The Trust Agreement provides that each unitholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

                                 MISCELLANEOUS

The address of the Trust is 4900 Sears Tower, Chicago, Illinois 60606 and the telephone number is (800) 621-2550.

As used in this Prospectus, the term "Business Day" refers to each day when Northern and the New York Stock Exchange are open, which is Monday through Friday, except for holidays observed by Northern and/or the Exchange. For 1997 the holidays of Northern and/or the Exchange are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving and Christmas Day. On those days when Northern or the Exchange closes early as a result of unusual weather or other circumstances, the right is reserved to advance the time on that day by which purchase and redemption requests must be received. In addition, on any Business Day when the Public Securities Association (PSA) recommends that the securities markets close early, the Portfolios reserve the right to cease or to advance the deadline for accepting purchase and redemption orders for same Business Day credit up to one hour before the PSA recommended closing time. Purchase and redemption requests received after the advanced closing time will be effected on the next Business Day.

                             ---------------------

The U.S. Treasury Index Portfolio is not sponsored, endorsed, sold or promoted by Lehman, nor does Lehman guarantee the accuracy and/or completeness of the Lehman Index or any data included therein. Lehman makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or any entity from the use of the Lehman Index or any data included therein. Lehman makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Index or any data included therein.

                             ---------------------

The Equity Index Portfolio is not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or any entity from the use of the S&P Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P Index or any data included therein.

                             ---------------------

The International Equity Index Portfolio is not sponsored, endorsed, sold or promoted by MSCI, nor does MSCI guarantee the accuracy and/or completeness of the EAFE Index or any data included therein. MSCI makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or any entity from the use of the EAFE Index or any data included therein. MSCI makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the EAFE Index or any data included therein.

                             ---------------------

The Small Company Index Portfolio is not sponsored, endorsed, sold or promoted by Russell, nor does Russell guarantee the accuracy and/or completeness of the Russell Index or any data included therein. Russell makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or any entity from the use of the Russell Index or any data included therein. Russell makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the Russell Index or any data included therein.

                             ---------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE BENCHMARK FUNDS

Investment Adviser, Transfer Agent and Custodian:
The Northern Trust Company
50 S. LaSalle Street
Chicago, IL 60675

Administrator and Distributor:
Goldman, Sachs & Co.
4900 Sears Tower
Chicago, IL 60606

The
Benchmark
Funds

The
Short
Duration
Portfolio



PROSPECTUS
APRIL 1, 1997

                              THE BENCHMARK FUNDS
                    (Advised by The Northern Trust Company)

                             -------------------

THE NORTHERN TRUST COMPANY           INVESTMENT ADVISER, TRANSFER AGENT AND
50 S. LaSalle Street                 CUSTODIAN
Chicago, Illinois 60675
312-630-6000

This Prospectus describes the Short Duration Portfolio (the "Portfolio") offered by The Benchmark Funds (the "Trust") to institutional investors. The Short Duration Portfolio seeks a high level of total return through active management techniques while preserving capital and maintaining liquidity by investing in a broad range of investment grade, fixed income instruments and maintaining a maximum dollar-weighted average maturity of 12 months.

The Portfolio is advised by The Northern Trust Company ("Northern"). Units of the Portfolio are sold and redeemed without any purchase or redemption charge imposed by the Trust, although Northern and other institutions may charge their customers for services provided in connection with their investments.

This Prospectus provides information about the Portfolio that you should know before investing. It should be read and retained for future reference. If you would like more detailed information, a Statement of Additional Information (the "Additional Statement") dated April 1, 1997, is available upon request without charge by writing to the Trust's distributor, Goldman, Sachs & Co. ("Goldman Sachs"), 4900 Sears Tower, Chicago, Illinois 60606 or by calling 1-800-621-2550.

UNITS OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE PORTFOLIO INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                 The date of this Prospectus is April 1, 1997.

                                     INDEX

                                    PAGE
                                    ----
SUMMARY OF EXPENSES                   3
-------------------
FINANCIAL HIGHLIGHTS                  4
--------------------
INVESTMENT INFORMATION                5
----------------------
 Introduction                         5
 Special Risks and Other Considera-
  tions                               6
 Description of Securities and
  Investment Techniques               7
 Investment Restrictions             16
TRUST INFORMATION                    17
-----------------
 Board of Trustees                   17
 Investment Adviser, Transfer Agent
  and Custodian                      17

                               PAGE
                               ----
 Portfolio Managers             17
 Administrator and Distributor  18
INVESTING                       19
---------
 Purchase of Units              19
 Redemption of Units            21
 Distributions                  23
 Taxes                          23
NET ASSET VALUE                 24
---------------
PERFORMANCE INFORMATION         25
-----------------------
ORGANIZATION                    26
------------
MISCELLANEOUS                   27
-------------

                              SUMMARY OF EXPENSES

The following table sets forth certain information regarding the unitholder transaction expenses imposed by the Trust and the annualized operating expenses the Portfolio incurred during the Trust's last fiscal year. Hypothetical examples based on the table are also shown.

                                                                SHORT DURATION
                                                                  PORTFOLIO
                                                                --------------
Unitholder Transaction Expenses
 Maximum Sales Charge Imposed on Purchases.....................      None
 Deferred Sales Charge Imposed on Reinvested Distributions.....      None
 Deferred Sales Charge Imposed on Redemptions..................      None
 Redemption Fees...............................................      None
 Exchange Fees.................................................      None
Annual Operating Expenses After Expense Reimbursements and Fee
 Reductions (as a percentage of average daily net assets).
 Management Fees After Fee Reductions(1).......................      .15%
 12b-1 Fees....................................................      None
 Other Expenses After Expense Reimbursements and Fee
  Reductions(2)................................................      .10%
                                                                     ----
   Total Operating Expenses(1,2)...............................      .25%
                                                                     ====
Example of Expenses. Based on the foregoing table, you would pay the following expenses on a hypothetical $1,000
 investment, assuming a 5% annual return and redemption at the end of each time period:
 One Year......................................................        $3
 Three Years...................................................        $8
 Five Years....................................................       $14
 Ten Years.....................................................       $32

----------
(1) For the fiscal year ended November 30, 1996, Northern voluntarily reduced its advisory fee for the Short Duration Portfolio to .15% of the Portfolio's average daily net assets (advisory fees are otherwise payable at the annual rate of .40% of the Portfolio's average daily net assets). Goldman Sachs has voluntarily agreed to reimburse expenses for the Portfolio to the extent that, in any fiscal year, the sum of the Portfolio's expenses (including the fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as adviser and certain other expenses) exceeds on an annualized basis .10% of the Portfolio's average daily net assets for such fiscal year. The expense information in the table has, accordingly, been presented to reflect these fee reductions and reimbursements.

(2) Without the undertakings of Northern and Goldman Sachs, to voluntarily reduce the Portfolio's advisory fees and other expenses, respectively, for the fiscal year ended November 30, 1996, "Other Expenses" in the foregoing table would have been .41% and the total operating expenses would have been .81%.

THE PURPOSE OF THE FOREGOING TABLE IS TO ASSIST YOU IN UNDERSTANDING THE VARIOUS UNITHOLDER TRANSACTION AND OPERATING EXPENSES OF THE PORTFOLIO THAT UNITHOLDERS BEAR DIRECTLY OR INDIRECTLY. IT DOES NOT, HOWEVER, REFLECT ANY CHARGES WHICH MAY BE IMPOSED BY NORTHERN, ITS AFFILIATES AND CORRESPONDENT BANKS AND OTHER INSTITUTIONS ON THEIR CUSTOMERS AS DESCRIBED UNDER "INVESTING--PURCHASE OF UNITS." THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

-------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS

The following data have been audited by Ernst & Young LLP, independent auditors, as indicated in their report incorporated by reference into the Additional Statement from the annual report to unitholders for the fiscal year ended November 30, 1996 (the "Annual Report"), and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains additional performance information and is available upon request and without charge by calling the telephone number or writing to the address on the first page of this Prospectus.

For the Years Ended November 30,

                                              SHORT DURATION PORTFOLIO
                                         -------------------------------------
                                          1996      1995      1994    1993 (a)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $  9.99  $   9.97  $  10.03  $  10.00
Income (loss) from investment opera-
 tions:
 Net investment income                      0.53      0.59      0.40      0.14
 Net realized and unrealized gain (loss)
  on
  investments and foreign currency
  transactions                                --      0.01     (0.05)     0.03
-------------------------------------------------------------------------------
Total income from investment operations     0.53      0.60      0.35      0.17
-------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS FROM:
 Net investment income                     (0.53)    (0.58)    (0.40)    (0.14)
 Net realized gain on investments             --        --     (0.01)       --
-------------------------------------------------------------------------------
Total distributions to unitholders         (0.53)    (0.58)    (0.41)    (0.14)
-------------------------------------------------------------------------------
Net increase (decrease)                       --      0.02     (0.06)     0.03
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $  9.99  $   9.99  $   9.97  $  10.03
-------------------------------------------------------------------------------
Total return (b)                            5.45%     6.14%     3.64%     1.73%
Ratio to average net assets of (c):
 Expenses, net of waivers and reimburse-
  ments                                     0.25%     0.25%     0.25%     0.32%
 Expenses, before waivers and
  reimbursements                            0.81%     0.80%     0.77%     0.50%
 Net investment income, net of waivers
  and reimbursements                        5.30%     5.80%     3.93%     3.00%
 Net investment income, before waivers
  and reimbursements                        4.74%     5.25%     3.41%     2.82%
Portfolio turnover rate                   828.58% 1,272.21% 1,364.00%   434.32%
Net assets at end of period (in thou-
 sands)                                  $41,813  $ 45,473  $ 89,803  $186,765
-------------------------------------------------------------------------------

(a) Commenced investment operations on June 2, 1993.
(b) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(c) Annualized for periods less than a full year.

                            INVESTMENT INFORMATION

INTRODUCTION

The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Portfolio consists of a separate pool of assets with the investment objective and policies described below. The Portfolio is classified as a diversified investment company. Northern serves as investment adviser, transfer agent and custodian. Goldman Sachs serves as distributor and administrator. The investment objective of the Portfolio may not be changed without the vote of the majority of the outstanding units of the Portfolio. Except as expressly noted below, however, the Portfolio's investment policies may be changed without a vote of unitholders.

In pursuing its objective, the Short Duration Portfolio invests in a broad range of fixed income instruments and seeks capital appreciation from increases that may occur in the market price of such instruments. Although there are no maturity limitations with respect to individual instruments acquired by the Portfolio, the Portfolio's dollar-weighted average portfolio maturity will not exceed twelve months and the Portfolio's maximum duration will be twelve months. The Portfolio will invest primarily in fixed income securities of all types and in any proportion that are rated investment grade at the time of purchase.

The Portfolio is designed for investors who seek higher returns than those typically offered by money market funds and who are willing to accept a variable unit value to achieve that objective. Because the Portfolio is not a money market fund which seeks to maintain a stable net asset value, the unit value of the Portfolio will fluctuate so that units, when redeemed, may be worth more or less than their original cost. Investors should note that, consistent with its investment objective, the Portfolio may enter into repurchase agreements and securities loans, invest in asset-backed securities, convertible securities, options, futures and interest rate swaps, including interest rate floors and caps, engage in pair-off transactions and make limited investments in illiquid securities and securities issued by other investment companies. The obligations of a foreign issuer will not be purchased by the Portfolio if, as a result of the purchase, more than 20% of the total assets of the Portfolio will be invested in the obligations of issuers within a single foreign country. The Portfolio is also authorized to enter into reverse repurchase agreements in an aggregate amount not exceeding one third of its total assets for investment leveraging purposes. These investment practices involve investment risks of varying degrees, including the possibility of relatively high transaction costs, the possibility that management techniques used for the Portfolio will result in losses rather than additional income, and risks associated with foreign investments and with compliance with tax requirements applicable to the Portfolio. In general, the market value of fixed income obligations held by the Portfolio and, consequently, the Portfolio's net asset value per unit can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of the Portfolio will tend to be higher than prevailing market rates and, in periods of rising interest rates, the yield will tend to be somewhat lower. The Portfolio may also invest in foreign instruments that are denominated in U.S. dollars. See "Special Risk Considerations -- Foreign Securities."

The Portfolio expects to experience a very high portfolio turnover rate because it invests significantly in shorter-term instruments in order to maintain a dollar-weighted average portfolio maturity that does not exceed twelve months and because it seeks a high level of total return through active management techniques. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Portfolio and ultimately by its unitholders. High portfolio turnover may result in the realization of substantial net capital gains; to the extent net capital gains are realized, distributions resulting from such gains may be ordinary income for Federal income tax purposes. (See "Investing--Taxes").

The Portfolio's expected high turnover rate could cause the Portfolio to realize gains in excess of the restrictions imposed by the Internal Revenue Code of 1986. These restrictions require that less than 30% of the Portfolio's gross income in each taxable year may be derived from sales or other dispositions of securities held for less than three months. If this requirement is not satisfied, the Portfolio would not qualify for the special Federal tax treatment allowed to a regulated investment company. The Portfolio intends to monitor its compliance with this requirement.

The Portfolio's duration is a measure of its price sensitivity, including expected cash flow and mortgage prepayments under a wide range of interest rate scenarios. The maturity of a security measures only the time until final payment is due; it does not take into account the pattern of a security's cash flows over time, including how cash flow is affected by prepayments and by changes in interest rates. In computing the duration of the Portfolio, Northern will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as option-adjusted duration. Northern may use the following techniques to lengthen or shorten the option-adjusted duration of the
Portfolio: the acquisition of debt obligations at a premium or discount; interest rate swaps; and interest rate futures and options on such futures.

The Portfolio may enter into interest rate swaps and may invest in options and futures contracts and related options. The Portfolio may also invest in certain short-term fixed income securities as cash reserves. See "Description of Securities and Investment Techniques" below for more information.

SPECIAL RISKS AND OTHER CONSIDERATIONS

FOREIGN SECURITIES. The Portfolio may invest directly in U.S. dollar-denominated securities of foreign issuers. There are certain risks and costs involved in investing in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in U.S. investments. Foreign securities are sensitive to changes in interest rates and the interest rate environment. In addition, investment in foreign debt, or the securities of foreign governments, will subject the Portfolio to risks, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.

Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

In addition, there are other risks of investing in countries with emerging economies or securities markets. These countries are located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

DERIVATIVE INSTRUMENTS. The Portfolio may also purchase certain "derivative" instruments. "Derivative" instruments are instruments that derive value from the performance of underlying assets, interest rates or indices, and include (but are not limited to) interest rate swaps, futures contracts, options and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including "inverse floaters"). Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that the Portfolio will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles. Northern will evaluate the risks presented by the derivative instruments purchased by the Portfolio, and will determine, in connection with its day-to-day management of the Portfolio, how they will be used in furtherance of the Portfolio's investment objectives. It is possible, however, that Northern's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Portfolio will, because of the risks discussed above, incur loss as a result of its investments in derivative instruments.

AVERAGE MATURITIES. The Portfolio will normally maintain a dollar-weighted average maturity within the range previously specified. The maturities of certain instruments, however, such as those subject to prepayment or redemption by the issuers, are subject to estimation. There can be no assurance that the estimates used by the Portfolio for such instruments will, in fact, be accurate or that, if inaccurate, the Portfolio's dollar-weighted average maturity will remain within the specified limits.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

UNITED STATES GOVERNMENT OBLIGATIONS. The Portfolio may invest, to the extent consistent with its investment policies, in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Portfolio may also invest in other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S.

Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid.

CONVERTIBLE SECURITIES. The Portfolio may acquire convertible securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. Convertible securities acquired by the Portfolio will be subject to the same rating requirements as the Portfolio's investments in its fixed income securities, or if unrated, will be of comparable quality as determined by Northern in accordance with guidelines approved by the Board of Trustees, except that the Portfolio may acquire convertible securities rated below investment grade so long as the Portfolio's investments in all non-investment grade securities do not exceed the limitations set forth below under "Non-Investment Grade Securities." The Portfolio will ordinarily sell units of common stock received upon conversion.

INVESTMENT GRADE SECURITIES. The Portfolio may invest in fixed income securities of all types. Such securities will be investment grade. Investment grade securities include those securities which are rated BBB or higher by Standard and Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's"), BBB or higher by Duff & Phelps Credit Rating Co. ("Duff") or BBB or higher by Fitch Investors Service, Inc. ("Fitch") at the time of purchase, or if unrated, are of comparable quality as determined by Northern. Securities rated BBB by S&P, Duff or Fitch, or Baa by Moody's have certain speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. Commercial paper and other short-term obligations acquired by the Portfolio will be rated A-2 or higher by S&P, P-2 or higher by Moody's, D-2 or higher by Duff, or F-2 or higher by Fitch at the time of purchase or, if unrated, determined to be of comparable quality by Northern. Subsequent to its purchase by the Portfolio, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. Northern will consider such an event in determining whether the Portfolio should continue to hold such security.

OPTIONS. The Portfolio may write covered call options, buy put options, buy call options and write secured put options for hedging purposes or for the purpose of earning additional income. Such options may relate to particular securities, foreign or domestic securities indices, or financial instruments and may or may not be listed on a foreign or domestic securities exchange and issued by the Options Clearing Corporation. The Portfolio will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The aggregate value of the Portfolio's assets that will be subject to options written by the Portfolio will not exceed 25% of its net assets at the time the option is written.

In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities or instruments held by it. For a call option on an index, the option is covered if the Portfolio maintains with its custodian a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian. Put options written by the Portfolio are "secured" if the Portfolio maintains liquid assets in a segregated account with its custodian in an amount not less than the exercise price of the option at all times during the option period.

Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

The Portfolio will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by Northern. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

FUTURES CONTRACTS AND RELATED OPTIONS. The Portfolio may invest in futures contracts and options on futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential unitholder redemptions, invest cash balances or dividends or minimize trading costs. The value of the Portfolio's contracts may equal or exceed 100% of its total assets, although the Portfolio will not purchase or sell a futures contract unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options entered into for other than bona fide hedging purposes is 5% or less of its total assets.

Futures contracts obligate the Portfolio, at maturity, to take or make delivery of certain domestic or foreign securities or the cash value of a securities index. When used as a hedge, the Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. The Portfolio may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Portfolio may purchase a futures contract in anticipation of purchases of securities. In addition, the Portfolio may utilize futures contracts as a hedge in anticipation of changes in the composition of its portfolio holdings.

The Portfolio may purchase and sell call and put options on futures contracts traded on a domestic or foreign exchange or board of trade. When the Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When the Portfolio sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In connection with the Portfolio's position in a futures contract or option thereon, the Portfolio will create a segregated account of liquid assets, or will otherwise cover its position in accordance with applicable requirements of the SEC.

The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the securities held by the Portfolio and the price of futures contracts and options; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;
(iii) losses due to unanticipated market movements which are potentially unlimited; and (iv) Northern's ability to predict correctly the direction of securities prices, interest rates and other economic factors. For a further discussion see "Additional Investment Information--Futures Contracts and Related Options" and Appendix B in the Additional Statement.

The Portfolio intends to comply with the regulations of the Commodity Futures Trading Commission exempting the Portfolio from registration as a "commodity pool operator."

INTEREST RATE SWAPS, FLOORS AND CAPS. The Portfolio may, in order to protect its value from interest rate fluctuations and to hedge against fluctuations in the floating rate market, enter into interest rate swaps or purchase interest rate floors or caps. The Portfolio expects to enter into these hedging transactions primarily to preserve a return or spread of a particular investment or portion of its holdings and to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.

The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Portfolio's custodian. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The Portfolio will not enter into any interest rate swap, floor or cap transaction unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated either A or A-1 or better by S&P, Duff or Fitch, or A or P-1 or better by Moody's.

SECURITIES LENDING. The Portfolio may seek additional income from time to time by lending its portfolio securities on a short-term basis to banks, brokers and dealers under agreements requiring that the loans be secured by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the securities loaned. The

Portfolio may not make such loans in excess of 33 1/3% of the value of the Portfolio's total assets. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities loaned, or possible loss of rights in the collateral should the borrower of the securities become insolvent. The proceeds received by the Portfolio in connection with loans of portfolio securities may be invested in U.S. Government securities and other liquid high grade debt obligations.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Conversely, securities sold on a delayed-delivery or forward commitment basis involve the risk that the value of the security to be sold may increase prior to the settlement date. The Portfolio is required to hold and maintain liquid assets in a segregated account with the Portfolio's custodian until the settlement date having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, a Portfolio is required to hold the portfolio securities themselves in a segregated account with the custodian while the commitment is outstanding. Although the Portfolio would generally purchase securities on a when-issued, delayed-delivery or a forward commitment basis with the intention of acquiring the securities, the Portfolio may dispose of such securities prior to settlement if Northern deems it appropriate to do so.

BORROWINGS. The Portfolio is authorized to make limited borrowings for temporary purposes to the extent described below under "Investment Restrictions." If the securities held by the Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding units will decline in value by proportionately more than the decline in value suffered by the Portfolio's securities. Borrowings may be effected through reverse repurchase agreements under which the Portfolio would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at a particular date and price. The Portfolio may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolio may utilize reverse repurchase agreements, which may be viewed as borrowings (or leverage), when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds of the transaction will be less than the interest expense of the reverse repurchase agreement, that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, the Portfolio will maintain a segregated account with the Trust's custodian containing liquid assets having a value at least equal to the repurchase price. The Portfolio may enter into reverse repurchase agreements with banks, brokers and dealers, and does not have the authority to enter into reverse repurchase agreements exceeding in the aggregate one-third of the Portfolio's total assets. See "Additional Investment Information--Investment Restrictions" in the Additional Statement.

SHORT-TERM OBLIGATIONS. The Portfolio may also invest in short-term U.S. government obligations, high quality money market instruments and repurchase agreements, pending investment, to meet anticipated redemption requests, or as a temporary defensive measure. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. See "Special Risks and Other Considerations--Foreign Securities" above.

REPURCHASE AGREEMENTS. The Portfolio may agree to purchase portfolio securities from financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Northern under guidelines approved by the Board of Trustees subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Portfolio's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Portfolio in an amount that exceeds the agreed upon repurchase price (including accrued interest). Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolio may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolio may also invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Unrated variable and floating rate instruments will be determined by Northern to be of comparable quality at the time of the purchase to rated instruments which may be purchased by the Portfolio.

The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of the instruments if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments including inverse floaters held by the Portfolio will be subject to the Portfolio's 15% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days absent a reliable trading market.

INVESTMENT COMPANIES. In connection with the management of its daily cash positions, the Portfolio may invest in securities issued by other investment companies which invest in short-term, high-quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. In addition, the Portfolio may invest in securities issued by other investment companies if otherwise consistent with its investment objective and policies. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations. To the extent required by the 1940 Act and the regulations and orders of the SEC thereunder, the Portfolio currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase is made, not more than 3% of the total outstanding stock of any investment company will be owned by the Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940
Act).

ILLIQUID OR RESTRICTED SECURITIES. The Portfolio may invest up to 15% of its net assets in securities which are illiquid. Illiquid securities would generally include repurchase agreements and time deposits with notice/termination dates in excess of seven days, unlisted over-the-counter options and certain securities that are traded in the United States but are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act"), interest rate swaps, stripped mortgage-backed securities ("SMBS") issued by private issuers and guaranteed investment contracts ("GICs").

The Portfolio may purchase domestically-traded securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by Northern, under guidelines approved by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

STRIPPED OBLIGATIONS. To the extent consistent with its investment objective, the Portfolio may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other domestic and foreign obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality), foreign governments or private issuers such as banks and other financial institutions, are issued at a discount to their "face value," and may include SMBS, which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. The Portfolio may also purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) where the trust participations evidence ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. Like other stripped securities, these participations are also normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Investments by the Portfolio in such receipts will not exceed 5% of the value of the Portfolio's total assets.

CORPORATE OBLIGATIONS. The Portfolio may purchase debt obligations of domestic or foreign corporations that are rated investment grade by at least one major rating agency, or if unrated will be of comparable quality as determined by Northern.

BANK OBLIGATIONS. The Portfolio may invest in domestic and foreign bank obligations, including certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. Such obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Total assets of a bank are determined on the basis of the bank's most recent annual financial statements.

ASSET-BACKED SECURITIES. The Portfolio may purchase asset-backed securities that are secured or backed by mortgages or other assets (e.g., automobile loans, credit card receivables and other financial assets) and are issued by entities such as GNMA, FNMA, FHLMC, commercial banks, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks, investment banks and certain special purpose entities. Asset-backed securities acquired by the Portfolio will be rated BBB or better by S&P, Duff or Fitch, or Baa or better by Moody's at the time of purchase or, if not rated, will be determined by Northern to be of comparable quality. The Portfolio will not purchase non-mortgage asset-backed securities that are not rated by S&P, Duff, Fitch or Moody's.

Presently there are several types of mortgage-backed securities that may be acquired by the Portfolio, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolio will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

EXCHANGE RATE-RELATED SECURITIES. The Portfolio may invest in securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities. Investments in Exchange Rate-Related Securities entail certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, potential illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, the Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Portfolio on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Portfolio will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by Northern. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid instruments, and will be subject to the Portfolio's limitation on investments in illiquid securities.

PAIR-OFF TRANSACTIONS. Subject to the requirements of the 1940 Act, the Portfolio may engage in pair-off transactions involving securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In a pair-off transaction Northern will commit to purchase or sell a security. Then, prior to the settlement date, Northern will "pair-off" the purchase or sale with a matching sale or purchase of the same security that settles prior to, or on, the original settlement date. Profits or losses on the pair-off transaction are settled by the Portfolio's paying or receiving the difference between the purchase and sale prices from the counterparty in the transaction (which will be a bank, broker-dealer or other financial institution determined to be creditworthy by Northern).

A pair-off transaction that involves an initial sale by the Portfolio of a security that it does not own (or does not have the right to obtain at no added cost) will be considered a short sale of the security. Until the sale is paired-off as described above, the Portfolio will maintain on a daily basis a segregated account containing liquid assets at such a level that (a) the amount deposited in the account will equal the current value of the security sold short and (b) the amount deposited in the segregated account will not be less than the market value of the security at the time it was sold short. Similarly, a segregated account will be maintained for a pair-off transaction that involves an initial purchase by the Portfolio of a security on a forward commitment or when-issued basis as described more fully in the Additional Statement.

The Portfolio will not enter into a pair-off transaction that involves either a short sale or a forward commitment or when-issued purchase if, after effect is given to the sale or purchase, the total market value of all open pair-off transactions would exceed 25% of the value of the Portfolio's net assets.

Although pair-off transactions represent a strategy that will be used by Northern in attempting to earn additional income for the Portfolio resulting from short-term price movements in the securities markets, the transactions may result in losses instead. In addition, pair-off transactions may produce higher than normal portfolio turnover which may result in increased transaction costs to the Portfolio and gains from the sale of securities deemed to have been held for less than three months. Such gains must not exceed 30% of the Portfolio's gross income in a taxable year in order for the Portfolio to qualify as a regulated investment company under the Internal Revenue Code of 1986.

FIXED INCOME INVESTMENTS. Even though interest-bearing securities are investments which often offer a stable stream of income, the prices of fixed income securities are affected by changes in the prevailing level of interest rates. These securities experience appreciation when interest rates decline and depreciation when interest rates rise. An investment portfolio consisting of fixed income securities will react in a similar manner. Generally, the longer the maturity of a fixed income security, the higher its yield and the greater its price volatility. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. A security's rating normally depends on the likelihood that the borrower will meet each interest and principal installment on a timely basis. As a result, lower-rated bonds typically yield more than higher-rated bonds of the same maturity. Credit ratings evaluate the safety of principal and interest payments, not market risk, and rating agencies may or may not make timely changes in a rating to reflect economic or company conditions that affect a security's market value. As a result, the ratings of rating services are used by Northern only as indicators of investment quality. For a more complete discussion of ratings, see Appendix A to the Additional Statement.

PORTFOLIO TURNOVER. The Trust cannot accurately predict the turnover rate for the Portfolio, which may vary from year to year, but expects that the annual turn-over rate will be very high for the reasons stated above under "Investment Information." For the fiscal year ended November 30, 1996, the portfolio turnover rate for the Portfolio exceeded 800%. High portfolio turnover (in excess of 100%) may result in the realization of short-term capital gains which are taxable to unitholders as ordinary income (see "Taxes"). In addition, high portfolio turnover rates may result in corresponding increases in brokerage commissions and other transaction costs. The Portfolio will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its objective and policies.

MISCELLANEOUS. The Portfolio does not intend to purchase certificates of deposit of Northern or its affiliate banks, commercial paper issued by Northern's parent holding company or other securities issued or guaranteed by Northern, its parent holding company or their subsidiaries or affiliates.

For a description of applicable securities ratings, see Appendix A to the Additional Statement.

INVESTMENT RESTRICTIONS

The Portfolio is subject to certain investment restrictions which, as described in more detail in the Additional Statement, are fundamental policies that cannot be changed without the approval of a majority of the outstanding units of the Portfolio. The Portfolio will limit its investments so that, with respect to 75% of its total assets, not more than 5% will be invested in the securities of any one issuer (other than U.S. Government securities or repurchase agreements collateralized by U.S. Government securities) and the Portfolio will not invest more than 25% of its total assets in the securities (other than U.S. Government securities and repurchase agreements collateralized by such securities) of issuers in any one industry. In addition, the Portfolio may borrow money from banks for temporary or emergency purposes or to meet redemption requests, provided that the Portfolio maintains asset coverage of at least 300% for all such borrowings.

                               TRUST INFORMATION

BOARD OF TRUSTEES

The business and affairs of the Trust and the Portfolio are managed under the direction of the Trust's Board of Trustees. The Additional Statement contains the name of each Trustee and background information regarding the Trustees.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

Northern, which has offices at 50 S. LaSalle Street, Chicago, Illinois 60675, serves as investment adviser, transfer agent and custodian for the Portfolio. As transfer agent, Northern performs various administrative servicing functions, and any unitholder inquiries should be directed to it.

Northern, a member of the Federal Reserve System, is an Illinois state-chartered commercial bank and the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern was formed in 1889 with capitalization of $1 million. As of December 31, 1996, Northern Trust Corporation and its subsidiaries had approximately $21.6 billion in assets, $13.8 billion in deposits and employed over 6,900 persons.

Northern administered in various capacities (including as master trustee, investment manager or custodian) approximately $778.9 billion of assets as of December 31, 1996, including approximately $130.3 billion of assets for which Northern had investment management responsibility.

Under its Advisory Agreement with the Trust, Northern, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolio and placing purchase and sale orders for portfolio securities. Northern is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). As compensation for its advisory services and its assumption of related expenses, Northern is entitled to a fee, computed daily and payable monthly, at an annual rate of .40% of the Portfolio's average daily net assets. For serving as investment adviser during the fiscal year ended November 30, 1996, Northern earned fees (after waivers) at the annual rate of .15% of the Portfolio's average daily net assets.

PORTFOLIO MANAGERS

The table below sets forth information on the persons primarily responsible for the day-to-day management of the Portfolio:

                    YEARS PRIMARILY           FIVE YEAR
NAME AND TITLE        RESPONSIBLE        EMPLOYMENT HISTORY
--------------      ---------------      ------------------
Mary Ann Flynn      Since 1993      Ms. Flynn joined Northern in
Investment Officer                  1969.
Jerry R. Pearson    Since 1993      Mr. Pearson joined Northern
Vice President                      in 1987.

Northern also receives compensation as the Trust's custodian and transfer agent under separate agreements. The fees payable by the Portfolio for these services are described in the Additional Statement.

ADMINISTRATOR AND DISTRIBUTOR

Goldman Sachs, 85 Broad Street, New York, New York 10004, acts as administrator and distributor for the Portfolio. As compensation for its administrative services (which include supervision with respect to the Trust's non-investment advisory operations) and the assumption of related expenses, Goldman Sachs is entitled to a fee from the Portfolio, computed daily and payable monthly, at an annual rate of .25% of the first $100 million, .15% of the next $200 million, .075% of the next $450 million and .05% of any excess over $750 million of the average daily net assets of the Portfolio. No compensation is payable by the Trust to Goldman Sachs for its distribution services.

Goldman Sachs has voluntarily agreed that if, for the current fiscal year, the sum of a Portfolio's expenses (including the fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as investment adviser and transfer agent and extraordinary expenses, such as litigation, interest, taxes and indemnification expenses) exceeds on an annualized basis .10% of the Portfolio's average daily net assets for such fiscal year, it will waive a portion of its fees and/or reimburse the Portfolio for the amount of the excess. In addition, as stated under "Summary of Expenses," Northern intends to voluntarily reduce its advisory fee for the Portfolio during the Trust's current fiscal year. The result of these reimbursements and fee reductions will be to increase the performance of the Portfolio during the periods for which the reimbursements and reductions are made.

                                   INVESTING

PURCHASE OF UNITS

Units of the Portfolio are sold on a continuous basis by the Trust's distributor, Goldman Sachs, to institutional investors that either maintain certain qualified accounts at Northern or its affiliates or invest an aggregate of at least $5 million in one or more Portfolios of the Trust. Goldman Sachs has established several procedures for purchasing Portfolio units in order to accommodate different types of institutional investors.

PURCHASE OF UNITS THROUGH QUALIFIED ACCOUNTS. Units of the Portfolio are offered to Northern, its affiliates and other institutions and organizations (the "Institutions") acting on behalf of their customers, clients, employees and others (the "Customers") and for their own account. Institutions may purchase units of the Portfolio through procedures established in connection with the requirements of their qualified accounts or through procedures set forth herein with respect to Institutions that invest directly. Institutions should contact Northern or an affiliate for further information regarding purchases through qualified accounts. There is no minimum initial investment for Institutions that maintain qualified accounts with Northern or its affiliates.

PURCHASE OF UNITS DIRECTLY FROM THE TRUST. An Institution that purchases units directly may do so by means of one of the following procedures, provided that it makes an aggregate minimum initial investment of $5 million in one or more investment portfolios of the Trust:

  PURCHASE BY MAIL. An Institution desiring to purchase units of the Portfolio by mail should mail a check or Federal Reserve draft payable to the Short Duration Portfolio together with a completed and signed new account application to The Benchmark Funds, c/o The Northern Trust Company, P.O. Box 75943, Chicago, Illinois 60675-5943. An application will be incomplete if it does not include a corporate resolution with the corporate seal and secretary's certification within the preceding 30 days, or other acceptable evidence of authority. If an Institution desires to purchase the units of more than one Portfolio, the Institution should send a separate check for each Portfolio. All checks must be payable in U.S. dollars and drawn on a bank located in the United States. A $20 charge will be imposed if a check does not clear. The Trust may delay transmittal of redemption proceeds for units recently purchased by check until such time as it has assured itself that good funds have been collected for the purchase of such units. This may take up to fifteen (15) days. Cash and third party checks are not acceptable for the purchase of Trust units.

  PURCHASE BY TELEPHONE. An Institution desiring to purchase units of the Portfolio by telephone should call Northern acting as the Trust's transfer agent ("Transfer Agent") at 1-800-637-1380. Please be prepared to identify the name of the Portfolio and the manner of payment. Please indicate whether a new account is being established or an additional payment is being made to an existing account. If an additional payment is being made to an existing account, please provide the Institution's name and Portfolio Account Number. Purchase orders are effected upon receipt by the Transfer Agent of Federal funds or other immediately available funds in accordance with the terms set forth below.

  PURCHASE BY WIRE OR ACH TRANSFER. An Institution desiring to purchase units of the Portfolio by wire or ACH Transfer should call the Transfer Agent at 1-800-637-1380 for instructions if it is not making an additional payment to an existing account. An Institution that wishes to add to an existing account should wire Federal funds or effect an ACH Transfer to:

                      The Northern Trust Company
                      Chicago, Illinois
                      ABA Routing No. 0710-00152
                      (Reference 10 Digit Portfolio Account Number) (Reference Unitholder's Name)

  For more information concerning requirements for the purchase of units, call the Transfer Agent at 1-800-637-1380.

EFFECTIVE TIME OF PURCHASES. A purchase order for Portfolio units received by the Transfer Agent by 3:00 p.m., Chicago time, on a Business Day (as defined under "Miscellaneous") will be effected on that Business Day at the net asset value determined on that day provided that either: (a) the Transfer Agent receives the purchase price in Federal funds or other immediately available funds prior to 3:00 p.m., Chicago time, on the same Business Day such order is received; or (b) payment is received on the next Business Day in the form of Federal funds or other immediately available funds in a qualified account maintained by an Institution with Northern or an affiliate. Orders received after 3:00 p.m. will be effected at the next determined net asset value, provided that payment is made as provided herein. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Transfer Agent on a Business Day in accordance with the foregoing procedures.

MISCELLANEOUS PURCHASE INFORMATION. Units are purchased without a sales charge imposed by the Trust. The minimum initial investment is $5 million for Institutions that invest directly in one or more investment portfolios of the Trust. The Trust reserves the right to waive this minimum and to determine the manner in which the minimum investment is satisfied. There is no minimum for subsequent investments.

Institutions may impose different minimum investment and other requirements on Customers purchasing units through them. Depending on the terms governing the particular account, Institutions may impose account charges such as asset allocation fees, account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income which will have the effect of reducing the net return on an investment in the Portfolio. The exercise of voting rights and the delivery to Customers of unitholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read this Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

Institutions that purchase units on behalf of Customers are responsible for transmitting purchase orders to the Transfer Agent and delivering required funds on a timely basis. An Institution shall be responsible for all losses and expenses of the Portfolio as a result of a check that does not clear, an ACH transfer that is rejected, or any other failure to make payment in the time and manner described above, and Northern may redeem units from an account it maintains to protect the Portfolio and Northern against loss. The Trust reserves the right to reject any purchase order. Federal regulations require that the Transfer Agent be furnished with a taxpayer identification number upon opening or reopening an account. Purchase orders without such a number or an indication that a number has been applied for will not be accepted. If a number has been applied for, the number must be provided and certified within sixty days of the date of the order.

Payment for units of the Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio. For further information about the terms of such purchases, see the Additional Statement.

In the interests of economy and convenience, certificates representing units of the Portfolio are not issued.

Institutions investing in the Portfolio on behalf of their Customers should note that state securities laws regarding the registration of dealers may differ from the interpretations of Federal law and such Institutions may be required to register as dealers pursuant to state law.

Northern may, at its own expense, provide compensation to certain dealers whose customers purchase significant amounts of units of the Trust. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees that are earned by Northern as investment adviser (after adjustments) and are attributable to units held by such customers. Such compensation will not represent an additional expense to the Trust or its unitholders, since it will be paid from assets of Northern or its affiliates.

REDEMPTION OF UNITS

REDEMPTION OF UNITS THROUGH QUALIFIED ACCOUNTS. Institutions may redeem units through procedures established by Northern and its affiliates in connection with the requirements of their qualified accounts. Institutions should contact Northern or an affiliate for further information regarding redemptions through qualified accounts.

REDEMPTION OF UNITS DIRECTLY. Institutions that purchase units directly from the Trust through the Transfer Agent may redeem all or part of their Portfolio units in accordance with procedures set forth below.

  REDEMPTION BY MAIL. An Institution may redeem units by sending a written request to The Benchmark Funds, c/o The Northern Trust Company, P.O. Box 75943, Chicago, Illinois 60675-5943. Redemption requests must be signed by a duly authorized person, and must state the number of units or the dollar amount to be redeemed and identify the Portfolio Account Number. See "Other Requirements."

  REDEMPTION BY TELEPHONE. An Institution may redeem units by placing a redemption order by telephone by calling the Transfer Agent at 1-800-637-1380. During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, unitholders should follow procedures outlined above under "Redemption by Mail."

  REDEMPTION BY WIRE. If an Institution has given authorization for expedited wire redemption, units can be redeemed and the proceeds sent by Federal wire transfer to a single previously designated bank account. The minimum amount which may be redeemed by this method is $10,000. The Trust reserves the right to change or waive this minimum or to terminate the wire redemption privilege. See "Other Requirements."

  TELEPHONE PRIVILEGE. An Institution that has notified the Transfer Agent in writing of the Institution's election to redeem or exchange units by placing an order by telephone may do so by calling the Transfer

  Agent at 1-800-637-1380. Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for such instructions that prove to be fraudulent or unauthorized. In all other cases, the unitholder will bear the risk of loss for fraudulent telephone transactions. However, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. The proceeds of redemption orders received by telephone will be sent by check, by wire or by transfer pursuant to proper instructions. All checks will be made payable to the unitholder of record and mailed only to the unitholder's address of record. See "Other Requirements." Additionally, the Transfer Agent utilizes recorded lines for telephone transactions and retains such tape recordings for six months, and will request a form of identification if such identification has been furnished to the Transfer Agent or the Trust.

  OTHER REQUIREMENTS. A change of wiring instructions and a change of the address of record may be effected only by a written request to the Transfer Agent accompanied by (i) a corporate resolution which evidences authority to sign on behalf of the Institution (including the corporate seal and secretary's certification within the preceding 30 days), (ii) a signature guarantee by a financial institution that is a participant in the Stock Transfer Agency Medallion Program ("STAMP") in accordance with rules promulgated by the SEC (a signature notarized by a notary public is not acceptable) or (iii) such other evidence of authority as may be acceptable to the Transfer Agent. A redemption request by mail will not be effective unless signed by a person authorized by the corporate resolution or other acceptable evidence of authority on file with the Transfer Agent.

EFFECTIVE TIME OF REDEMPTIONS. Redemption orders of Portfolio units are effected at the net asset value per unit next determined after receipt in good order by the Transfer Agent. Good order means that the request includes the following: the account number and Portfolio name; the amount of the transaction (as specified in dollars or units); and the signature of a duly authorized person (except for telephone and wire redemptions). See "Investing--Redemption of Units--Other Requirements." If received by Northern with respect to a qualified account it maintains or the Transfer Agent by 3:00 p.m., Chicago time, on a Business Day, a redemption request normally will result in proceeds being credited to such account or sent on the next Business Day. Proceeds for redemption orders received on a non-Business Day will normally be sent on the second Business Day after receipt in good order.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless Northern or the Transfer Agent is directed otherwise. The ACH system may be utilized for payment of redemption proceeds. Redemption of units may not be effected if a unitholder has failed to submit a completed and properly executed (with corporate resolution or other acceptable evidence of authority) new account application. If units to be redeemed were recently purchased by check, the Trust may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such units. This may take up to fifteen (15) days. The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Portfolio.

The Trust may require any information reasonably necessary to ensure that a redemption has been duly authorized.

It is the responsibility of Institutions acting on behalf of Customers to transmit redemption orders to the Transfer Agent and to credit Customers' accounts with the redemption proceeds on a timely basis. If a Customer has agreed with a particular Institution to maintain a minimum balance in his account at such Institution and the balance in such account falls below that minimum, such Customer may be obliged to redeem all or part of his units to the extent necessary to maintain the required minimum balance.

DISTRIBUTIONS

Dividends from net investment income of the Portfolio are declared daily on each Business Day as a dividend and paid at least monthly. The Portfolio's net realized capital gains are distributed at least annually. Dividends and distributions will reduce the Portfolio's net asset value by the amount of the dividend or distribution. All dividends and distributions are automatically reinvested (without any sales charge) in additional units of the Portfolio at the net asset value per unit determined on the payment date.

TAXES

The Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally will relieve the Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Portfolio distribute to its unitholders an amount equal to at least 90% of its investment company taxable income for such year. In general, the Portfolio's investment company taxable income will be its taxable income, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to the Portfolio's unitholders who are not currently exempt from Federal income taxes whether they are received in cash or reinvested in additional units. (Federal income taxes for distributions to an IRA or other qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the distributing Portfolio from domestic corporations for the taxable year. It is not expected that Portfolio distributions will qualify for the dividends received deduction for corporations.

Substantially all of the Portfolio's net realized long-term capital gains will be distributed at least annually to its unitholders. The Portfolio generally will have no tax liability with respect to such gains and the distributions will be taxable to Portfolio unitholders who are not currently exempt from Federal income taxes as long-term capital gains, regardless of how long the unitholders have held the units and whether such gains are received in cash or reinvested in additional units. Unitholders should note that, upon sale or exchange of Portfolio units, if the unitholder has not held such units for more than six months, any loss on the sale or exchange of those units will be treated as long term capital loss to the extent of the capital gain dividends received with respect to the units.

Dividends declared in October, November or December of any year payable to unitholders of record on a specified date in such months will be deemed for Federal tax purposes to have been paid by the Portfolio and received by the unitholders on December 31 of such year if such dividends are paid during January of the following year.

An investor considering buying units of the Portfolio on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a unitholder upon the redemption, transfer or exchange of units of a Portfolio depending upon the tax basis and their price at the time of redemption, transfer or exchange.

Unitholders of record will be advised by the Trust at least annually as to the Federal income tax consequences of distributions made to them each year.

The foregoing discussion summarizes some of the important Federal tax considerations generally affecting the Portfolio and its unitholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolio should consult their tax advisers with specific reference to their own Federal, state and local tax situation.

                                NET ASSET VALUE

The net asset value per unit of the Portfolio for purposes of pricing purchase and redemption orders is calculated by Northern as of 3:00 p.m., Chicago Time, on each Business Day. Net asset value per unit of the Portfolio is calculated by dividing the value of all securities and other assets of the Portfolio less liabilities by the number of the outstanding units.

U.S. and foreign investments held by the Portfolio are valued at the last quoted sales price on the exchange on which such securities are primarily traded, except that securities listed on an exchange in the United Kingdom are valued at the average of the closing bid and ask prices. If any securities listed on a U.S. securities exchange are not traded on a valuation date, they will be valued at the last quoted bid price. If securities listed on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted trade price. Securities which are traded in the U.S. over-the-counter markets are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are valued at the last sales price, except that such securities traded in the United Kingdom are valued at the average of the closing bid and ask prices. Any securities, including restricted securities, for which current quotations are not readily available are valued at fair value as determined in good faith by Northern under the supervision of the Board of Trustees. Short-term investments are valued at amortized cost which Northern has determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

                            PERFORMANCE INFORMATION

The performance of the Portfolio may be compared to those of other mutual funds with similar investment objectives and to bond or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the Portfolio's performance may be compared to data prepared by Lipper Analytical Services, Inc. or other independent mutual fund reporting services. In addition, the performance of the Portfolio may be compared to the Lehman Brothers Government Bond Index (or its two components, the Treasury Bond Index and the Agency Bond Index), the Lehman Brothers Corporate Bond Index, S&P Index, the Consumer Price Index or other unmanaged stock and bond indices, including, but not limited to, the J.P. Morgan Non-U.S. Government Bond Index, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industry companies listed on the New York Stock Exchange. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Portfolio.

The Portfolio calculates its total return on an "average annual total return" basis for various periods from the date the Portfolio commenced investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the Portfolio over the measuring period. Total return may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the units and assume that any dividends and capital gain distributions made by the Portfolio during the period are reinvested. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of the Portfolio for any one year in the period might have been more or less than the average for the entire period. The Portfolio may also advertise from time to time total return on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

The yield of the Portfolio is computed based on the net income during a 30-day (or one month) period (which period will be identified in connection with the particular yield quotation). More specifically, the Portfolio's yield is computed by dividing the per unit net income during a 30-day (or one month) period by the net asset value per unit on the last day of the period and annualizing the result on a semi-annual basis.

The performance of units of the Portfolio is based on historical earnings, will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in the Portfolio will fluctuate so that a unitholder's units, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Total return data should also be considered in light of the risks associated with the Portfolio's composition, quality, maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their Customer accounts in connection with investments in the Portfolio will not be included in calculations of performance data.

                                 ORGANIZATION

The Trust was formed as a Massachusetts business trust on July 15, 1982 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of units of beneficial interest of one or more separate series representing interests in one or more investment portfolios. As of the date of this Prospectus, the Trust offers seventeen separate series of units of beneficial interest representing interests in seventeen investment portfolios, one of which is described in this Prospectus; the other series of units are described in separate prospectuses. The Trust Agreement further permits the Board of Trustees to classify or reclassify any unissued units into additional series or subseries within a series. Each unit of the Portfolio is without par value, represents an equal proportionate interest in the Portfolio with each other unit of its class in the Portfolio and is entitled to such dividends and distributions earned on the Portfolio's assets as are declared in the discretion of the Board of Trustees.

The Trust's unitholders are entitled to one vote for each full unit held and proportionate fractional votes for fractional units held. Each series entitled to vote on a matter will vote thereon in the aggregate and not by series, except as otherwise required by law or when the matter to be voted on affects only the interests of unitholders of a particular series. The Additional Statement gives examples of situations in which the law requires voting by series. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate units of the Trust may elect all of the Trustees irrespective of the vote of the other unitholders.

As of March 1, 1997, Northern possessed sole or shared voting or investment power for its customer accounts with respect to more than 50% of the outstanding units of the Trust.

The Trust does not presently intend to hold annual meetings of unitholders except as required by the 1940 Act or other applicable law. Pursuant to the Trust Agreement, the Trustees will promptly call a meeting of unitholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding units. To the extent required by law, the Trust will assist in unitholder communications in connection with such a meeting.

The Trust Agreement provides that each unitholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

                                 MISCELLANEOUS

The address of the Trust is 4900 Sears Tower, Chicago, Illinois 60606 and the telephone number is (800) 621-2550.

As used in this Prospectus, the term "Business Day" refers to each day when Northern and the New York Stock Exchange are open, which is Monday through Friday, except for holidays observed by Northern and/or the Exchange. For 1997 the holidays of Northern and/or the Exchange are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving and Christmas Day. On those days when Northern or the Exchange closes early as a result of unusual weather or other circumstances, the right is reserved to advance the time on that day by which purchase and redemption requests must be received. In addition, on any Business Day when the Public Securities Association (PSA) recommends that the securities markets close early, the Portfolio reserves the right to cease or to advance the deadline for accepting purchase and redemption orders for same Business Day credit up to one hour before the PSA recommended closing time. Purchase and redemption requests received after the advanced closing time will be effected on the next Business Day.

                             ---------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE BENCHMARK FUNDS

Investment Adviser, Transfer Agent and Custodian:
The Northern Trust Company
50 S. LaSalle Street
Chicago, IL 60675

Administrator and Distributor:
Goldman, Sachs & Co.
4900 Sears Tower
Chicago, IL 60606

THE
BENCHMARK
FUNDS

MONEY
MARKET
PORTFOLIOS


PROSPECTUS
APRIL 1, 1997

                              THE BENCHMARK FUNDS
                    (Advised by The Northern Trust Company)

THE NORTHERN TRUST COMPANY            INVESTMENT ADVISER, TRANSFER
50 S. LaSalle Street                  AGENT AND CUSTODIAN
Chicago, Illinois 60675
312-630-6000                  --------------------
This Prospectus describes four short-term money market portfolios (the "Portfolios") offered by The Benchmark Funds (the "Trust") to institutional investors. Each Portfolio, other than the Tax-Exempt Portfolio, seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Tax-Exempt Portfolio seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular Federal income tax.

  The GOVERNMENT SELECT PORTFOLIO invests in selected short-term obligations of the U.S. Government, its agencies and instrumentalities the interest on which is generally exempt from state income taxation.

  The GOVERNMENT PORTFOLIO invests in short-term obligations of the U.S. Government, its agencies and instrumentalities and related repurchase agreements.

  The DIVERSIFIED ASSETS PORTFOLIO invests in money market instruments of both U.S. and foreign issuers, including certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements.

  The TAX-EXEMPT PORTFOLIO invests primarily in short-term municipal instruments the interest on which is exempt from regular Federal income tax.

Each Portfolio is advised by The Northern Trust Company ("Northern"). Units are sold and redeemed without any purchase or redemption charge imposed by the Trust, although Northern and other institutions may charge their customers for services provided in connection with their investments.

This Prospectus provides information about the Portfolios that you should know before investing. It should be read and retained for future reference. If you would like more detailed information, a Statement of Additional Information (the "Additional Statement") dated April 1, 1997 is available upon request without charge by writing to the Trust's distributor, Goldman, Sachs & Co. ("Goldman Sachs"), 4900 Sears Tower, Chicago, Illinois 60606 or by calling 1-800-621-2550.

UNITS OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. THERE CAN BE NO ASSURANCE THAT ANY PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER UNIT. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is April 1, 1997.

                                     INDEX

                                    PAGE
                                    ----
HIGHLIGHTS                            3
----------
 Description of Trust                 3
 Summary of Expenses                  3
FINANCIAL HIGHLIGHTS                  5
--------------------
INVESTMENT INFORMATION                9
----------------------
 Government Select Portfolio          9
 Government Portfolio                10
 Diversified Assets Portfolio        10
 Tax-Exempt Portfolio                10
 Description of Securities and Com-
  mon Investment Techniques          11
 Investment Restrictions             17
TRUST INFORMATION                    18
-----------------
 Board of Trustees                   18

                                                              PAGE
                                                              ----
                          Investment Adviser, Transfer Agent
                           and Custodian                       18
                          Administrator and Distributor        19
                         INVESTING                             19
                         ---------
                          Purchase of Units                    19
                          Redemption of Units                  22
                          Distributions                        24
                          Taxes                                24
                         NET ASSET VALUE                       25
                         ---------------
                         PERFORMANCE INFORMATION               26
                         -----------------------
                         ORGANIZATION                          27
                         ------------
                         MISCELLANEOUS                         28
                         -------------

                                   HIGHLIGHTS

DESCRIPTION OF TRUST

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each Portfolio consists of a separate pool of assets with separate investment policies, as described below under "Investment Information." All of the Portfolios are classified as diversified companies. Northern serves as investment adviser, transfer agent and custodian. Goldman Sachs serves as distributor and administrator.

Units of the Portfolios are offered exclusively to institutional investors. See "Investing--Purchase of Units" and "Investing--Redemption of Units" for information on how to place purchase and redemption orders.

Each Portfolio seeks to maintain a net asset value of $1.00 per unit. The assets of each Portfolio will be invested in dollar-denominated debt securities with remaining maturities of thirteen months or less as defined by the Securities and Exchange Commission (the "SEC"), and each Portfolio's dollar-weighted average portfolio maturity will not exceed 90 days. All securities acquired by the Portfolios will be determined by Northern, under guidelines established by the Trust's Board of Trustees, to present minimal credit risks, and will be "Eligible Securities" as defined by the SEC. There can be no assurance that the Portfolios will be able to achieve a stable net asset value on a continuous basis, or that they will achieve their investment objectives.

Investors should note that one or more of the Portfolios may purchase variable and floating rate instruments, enter into repurchase agreements, reverse repurchase agreements and securities loans, acquire U.S. dollar-denominated instruments of foreign issuers and make limited investments in illiquid securities and securities issued by other investment companies. These investment practices involve investment risks of varying degrees. None of the Portfolios will invest in instruments denominated in a foreign currency.

SUMMARY OF EXPENSES

The following table sets forth certain information regarding the annualized operating expenses the Portfolios, incurred during the Trust's last fiscal year. Hypothetical examples based on the table are also shown.

                                    GOVERNMENT            DIVERSIFIED   TAX-
                                      SELECT   GOVERNMENT   ASSETS     EXEMPT
                                    PORTFOLIO  PORTFOLIO   PORTFOLIO  PORTFOLIO
                                    ---------- ---------- ----------- ---------
Unitholder Transaction Expenses
  Maximum Sales Charge Imposed on
   Purchases.......................    None       None       None       None
  Sales Charge Imposed on Rein-
   vested Distributions............    None       None       None       None
  Deferred Sales Load Imposed on
   Redemptions.....................    None       None       None       None
  Redemption Fees..................    None       None       None       None
  Exchange Fees....................    None       None       None       None

                                   GOVERNMENT            DIVERSIFIED   TAX-
                                     SELECT   GOVERNMENT   ASSETS     EXEMPT
                                   PORTFOLIO  PORTFOLIO   PORTFOLIO  PORTFOLIO
                                   ---------- ---------- ----------- ---------
Annual Operating Expenses After
 Expense Reimbursements and Fee
 Reductions (as a percentage of
 average daily net assets)
  Management Fees After Fee Reduc-
   tions..........................    .10%       .25%       .25%       .25%
  12b-1 Fees......................    None       None       None       None
  Other Expenses After Expense Re-
   imbursements and Fee Reduc-
   tions..........................    .10%       .10%       .09%       .10%
                                      ----       ----       ----       ----
Total Operating Expenses..........    .20%       .35%       .34%       .35%
                                      ====       ====       ====       ====

EXAMPLE OF EXPENSES. Based on the foregoing table, you would pay the following expenses on a hypothetical $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Government Select Portfolio.....................   $2     $ 6     $11     $26
Government Portfolio............................   $4     $11     $20     $44
Diversified Assets Portfolio....................   $3     $11     $19     $43
Tax-Exempt Portfolio............................   $4     $11     $20     $44

The costs and expenses included in the table and hypothetical example above are based on actual amounts incurred for the fiscal year ended November 30, 1996. During the Trust's last fiscal year, Northern voluntarily reduced its advisory fee for the Government Select Portfolio (payable at the annual rate of .25% of the Portfolio's average daily net assets) to .10% per annum. In addition, Goldman Sachs has agreed to reduce or otherwise limit certain other expenses of the Portfolios on an annualized basis to .10% of each such Portfolio's average daily net assets (including the fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as adviser and certain other expenses). The expense information in the table has, accordingly, been presented to reflect these fee reductions and reimbursements. Without the undertakings of Northern and Goldman Sachs, for the fiscal year ended November 30, 1996, the total annual operating expenses of the Government Select, Government and Tax-Exempt Portfolios would have been .40%, .38% and .40%, respectively; and other expenses of the Government Select, Government and Tax-Exempt Portfolios would have been .15%, .13% and .15%, respectively. For a more complete description of the Portfolios' expenses, see "Financial Highlights" and "Trust Information" in this Prospectus and the financial statements and related notes incorporated by reference into the Additional Statement.

                             ---------------------

THE PURPOSE OF THE FOREGOING TABLE IS TO ASSIST YOU IN UNDERSTANDING THE VARIOUS UNITHOLDER TRANSACTION AND OPERATING EXPENSES OF EACH PORTFOLIO THAT UNITHOLDERS BEAR DIRECTLY OR INDIRECTLY. IT DOES NOT, HOWEVER, REFLECT ANY CHARGES WHICH MAY BE IMPOSED BY NORTHERN, ITS AFFILIATES AND CORRESPONDENT BANKS AND OTHER INSTITUTIONS ON THEIR CUSTOMERS AS DESCRIBED UNDER "INVESTING-- PURCHASE OF UNITS." THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following data have been audited by Ernst & Young LLP, independent auditors, as indicated in their report incorporated by reference into the Additional Statement from the annual report to unitholders for the fiscal year ended November 30, 1996, and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement.

For the Years Ended November 30,
Government Select Portfolio

                             1996      1995      1994      1993      1992      1991     1990(a)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
NING OF PERIOD              $1.00     $1.00     $1.00     $1.00     $1.00     $1.00    $1.00
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.05      0.06      0.04      0.03      0.04      0.06     0.01
-----------------------------------------------------------------------------------------------
Total income from in-
vestment operations          0.05      0.06      0.04      0.03      0.04      0.06     0.01
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment income      (0.05)    (0.06)    (0.04)    (0.03)    (0.04)    (0.06)   (0.01)
-----------------------------------------------------------------------------------------------
Total distributions to
unitholders                 (0.05)    (0.06)    (0.04)    (0.03)    (0.04)    (0.06)   (0.01)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                        $1.00     $1.00     $1.00     $1.00     $1.00     $1.00    $1.00
-----------------------------------------------------------------------------------------------
Total return (b)(c)          5.31%     5.82%     3.84%     3.00%     3.71%     5.82%    0.50%
Ratio to average net
assets of (d):
 Expenses, net of waiv-
 ers and reimbursements      0.20%     0.20%     0.20%     0.20%     0.20%     0.20%    0.20%
 Expenses, before waiv-
 ers and reimbursements      0.40%     0.41%     0.43%     0.49%     0.52%     0.60%    1.33%
 Net investment income,
 net of waivers and re-
 imbursements                5.19%     5.67%     3.83%     2.99%     3.70%     5.78%    7.65%
 Net investment income,
 before waivers and re-
 imbursements                4.99%     5.46%     3.60%     2.70%     3.38%     5.38%    6.52%
Net assets at end of
year (in thousands)      $836,349  $685,142  $493,718  $386,507  $264,756  $160,750  $44,215
-----------------------------------------------------------------------------------------------

(a)  Commenced investment operations on November 7, 1990.
(b) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period.
(c) Total return for the year ended November 30, 1995 would have been 5.80% absent the effect of a capital contribution equivalent to $.0002 per share received from Northern Trust Corporation.
(d)  Annualized for periods less than a full year.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
Government Portfolio

                              1996      1995      1994        1993        1992      1991      1990      1989      1988      1987
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BE-
GINNING OF YEAR              $1.00     $1.00     $1.00       $1.00       $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income        0.05      0.06      0.04        0.03        0.04      0.06      0.08      0.09      0.07      0.06
---------------------------------------------------------------------------------------------------------------------------------
Total income from in-
vestment operations           0.05      0.06      0.04        0.03        0.04      0.06      0.08      0.09      0.07      0.06
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment income       (0.05)    (0.06)    (0.04)      (0.03)      (0.04)    (0.06)    (0.08)    (0.09)    (0.07)    (0.06)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to
unitholders                  (0.05)    (0.06)    (0.04)      (0.03)      (0.04)    (0.06)    (0.08)    (0.09)    (0.07)    (0.06)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
OF YEAR                      $1.00     $1.00     $1.00       $1.00       $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return (a)(b)           5.20%     5.64%     3.78%       2.91%       3.91%     6.18%     7.89%     8.63%     6.83%     6.15%
Ratio to average net
assets of:
 Expenses, net of
 waivers and
 reimbursements               0.35%     0.35%     0.34%       0.34%       0.34%     0.35%     0.37%     0.50%     0.54%     0.44%
 Expenses, before
 waivers and
 reimbursements               0.38%     0.40%     0.41%       0.38%       0.40%     0.40%     0.46%     0.50%     0.55%     0.55%
 Net investment in-
 come, net of waivers
 and reimbursements           5.08%     5.49%     3.60%       2.92%       3.71%     6.03%     7.88%     8.63%     6.83%     6.15%
 Net investment in-
 come, before waivers
 and reimbursements           5.05%     5.44%     3.53%       2.88%       3.65%     5.98%     7.79%     8.63%     6.82%     6.04%
Net assets at end of
year (in thousands)     $1,268,515  $850,664  $787,816  $1,065,705  $1,163,905  $895,405  $971,720  $423,517  $335,301  $218,530
---------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(b) Total return for the year ended November 30, 1995 would have been 5.53% absent the effect of a capital contribution equivalent to $.0011 per share received from Northern Trust Corporation.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
Diversified Assets Portfolio

                                               1996        1995        1994        1993        1992        1991        1990
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF
YEAr                                          $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment
 income                                        0.05        0.06        0.04        0.03        0.04        0.06        0.08
----------------------------------------------------------------------------------------------------------------------------
Total income from investment operations        0.05        0.06        0.04        0.03        0.04        0.06        0.08
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS
FROM:
 Net investment
 income                                       (0.05)      (0.06)      (0.04)      (0.03)      (0.04)      (0.06)      (0.08)
----------------------------------------------------------------------------------------------------------------------------
Total distribu-
tions to
unitholders                                   (0.05)      (0.06)      (0.04)      (0.03)      (0.04)      (0.06)      (0.08)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
END OF YEAR                                   $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
----------------------------------------------------------------------------------------------------------------------------
Total return
(a)(b)                                         5.30%       5.78%       3.92%       3.00%       3.80%       6.19%       8.01%
Ratio to average
net assets of :
 Expenses, net
 of waivers and
 reimbursements                                0.34%       0.34%       0.35%       0.34%       0.34%       0.35%       0.35%
 Expenses, be-
 fore waivers
 and
 reimbursements                                0.34%       0.34%       0.35%       0.36%       0.35%       0.36%       0.36%
 Net investment income, net of waivers
 and reimburse-
 ments                                         5.18%       5.63%       3.74%       3.00%       3.79%       6.18%       8.01%
 Net investment income, before waivers
 and reimburse-
 ments                                         5.18%       5.63%       3.74%       2.98%       3.78%       6.17%       8.00%
Net assets at
end of year (in
thousands)                               $3,179,529  $2,610,347  $2,891,880  $3,200,288  $2,801,744  $2,784,485  $2,192,756
----------------------------------------------------------------------------------------------------------------------------
                                               1989        1988        1987
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF
YEAr                                          $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment
 income                                        0.09        0.07        0.06
----------------------------------------------------------------------------------------------------------------------------
Total income from investment operations        0.09        0.07        0.06
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS
FROM:
 Net investment
 income                                       (0.09)      (0.07)      (0.06)
----------------------------------------------------------------------------------------------------------------------------
Total distribu-
tions to
unitholders                                   (0.09)      (0.07)      (0.06)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
END OF YEAR                                   $1.00       $1.00       $1.00
----------------------------------------------------------------------------------------------------------------------------
Total return
(a)(b)                                         8.98%       7.15%       6.30%
Ratio to average
net assets of :
 Expenses, net
 of waivers and
 reimbursements                                0.37%       0.39%       0.41%
 Expenses, be-
 fore waivers
 and
 reimbursements                                0.37%       0.39%       0.41%
 Net investment income, net of waivers
 and reimburse-
 ments                                         8.98%       7.15%       6.30%
 Net investment income, before waivers
 and reimburse-
 ments                                         8.98%       7.15%       6.30%
Net assets at
end of year (in
thousands)                               $1,871,713  $1,528,203  $1,533,941
----------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(b) Total return for the year ended November 30, 1995 would have been 5.73% absent the effect of a capital contribution equivalent to $.0005 per share received from Northern Trust Corporation.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
Tax-Exempt Portfolio

                             1996      1995      1994        1993        1992      1991      1990      1989      1988      1987
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
NING OF YEAR                $1.00     $1.00     $1.00       $1.00       $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.03      0.04      0.02        0.02        0.03      0.05      0.06      0.06      0.05      0.04
--------------------------------------------------------------------------------------------------------------------------------
Total income from in-
vestment operations          0.03      0.04      0.02        0.02        0.03      0.05      0.06      0.06      0.05      0.04
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment income      (0.03)    (0.04)    (0.02)      (0.02)      (0.03)    (0.05)    (0.06)    (0.06)    (0.05)    (0.04)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions to
unitholders                 (0.03)    (0.04)    (0.02)      (0.02)      (0.03)    (0.05)    (0.06)    (0.06)    (0.05)    (0.04)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                        $1.00     $1.00     $1.00       $1.00       $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
--------------------------------------------------------------------------------------------------------------------------------
Total return (a)             3.37%     3.71%     2.62%       2.27%       2.97%     4.57%     5.71%     6.04%     4.92%     4.00%
Ratio to average net
assets of :
 Expenses, net of
 waivers and
 reimbursements              0.35%     0.35%     0.35%       0.34%       0.34%     0.35%     0.36%     0.49%     0.48%     0.45%
 Expenses, before
 waivers and
 reimbursements              0.40%     0.41%     0.36%       0.38%       0.39%     0.40%     0.43%     0.49%     0.48%     0.46%
 Net investment income,
 net of waivers and re-
 imbursements                3.32%     3.63%     2.40%       2.27%       2.95%     4.57%     5.71%     6.03%     4.92%     4.00%
 Net investment income,
 before waivers and re-
 imbursements                3.27%     3.57%     2.39%       2.23%       2.90%     4.52%     5.64%     6.03%     4.92%     3.99%
Net assets at end of
year (in thousands)      $638,507  $803,730  $853,103  $1,191,932  $1,226,480  $872,405  $752,257  $545,215  $529,680  $410,772
--------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the end of the year.

                             INVESTMENT INFORMATION

The investment objective of each Portfolio, other than the Tax-Exempt Portfolio, is to seek to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments. The Tax-Exempt Portfolio seeks to provide its unitholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from Federal income tax by investing primarily in municipal instruments. The investment objective of a Portfolio may not be changed without the vote of the majority of the outstanding units of the particular Portfolio (as defined below under "Organization"). Except as expressly noted below, however, a Portfolio's investment policies may be changed without a vote of unitholders.

All securities acquired by the Portfolios will be determined by Northern, under guidelines established by the Board of Trustees, to present minimal credit risks and will be "Eligible Securities" as defined by the SEC. Eligible Securities consist of (i) securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO), or (b) are comparable in priority and security with a security issued by an issuer which has such ratings, and (ii) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees. Securities which are rated or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities in the highest short-term rating category by at least two NRSROs are designated "First Tier Securities." Under normal circumstances, the Government Select, Government and Diversified Assets Portfolios intend to limit purchases of securities to First Tier Securities. The Additional Statement includes a description of applicable NRSRO ratings.

Each Portfolio is managed so that the average maturity of all instruments in the Portfolio (on a dollar-weighted basis) will not exceed 90 days. In no event will the Portfolios purchase any securities which mature more than 13 months from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Portfolios invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

GOVERNMENT SELECT PORTFOLIO

The Government Select Portfolio seeks to achieve its investment objective by investing exclusively in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. In making investments, Northern will seek to acquire, under normal market conditions, only those U.S. Government securities the interest on which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain U.S. Government agencies and instrumentalities, including the Federal Home Loan Bank, Federal Farm Credit Banks Funding Corp. and the Student Loan Marketing Association. The Portfolio intends to limit investments to only the foregoing exempt U.S. Government securities. However, under extraordinary circumstances, such as when appropriate exempt securities are unavailable, the Portfolio may make investments in non-exempt U.S. Government securities and cash equivalents, and may hold uninvested cash. See "Investing--Taxes" below for certain tax considerations.

GOVERNMENT PORTFOLIO

The Government Portfolio seeks to achieve its investment objective by investing exclusively in:

  (A) Marketable securities issued or guaranteed as to principal and interest by the U.S. Government or by any of its agencies or instrumentalities (including the International Bank for Reconstruction and Development) and custodial receipts with respect thereto; and

  (B) Repurchase agreements relating to the above instruments.

DIVERSIFIED ASSETS PORTFOLIO

In pursuing its investment objective, the Diversified Assets Portfolio may invest in a broad range of government, bank and commercial obligations that are available in the money markets. In particular, the Portfolio may invest in:

  (A) U.S. dollar-denominated obligations of U.S. banks with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

  (B) U.S. dollar-denominated obligations of foreign commercial banks where such banks have total assets in excess of $5 billion;

  (C) High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Group ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), Duff 2 or higher by Duff & Phelps Credit Rating Co. ("D&P"), F-2 or higher by Fitch Investors Service, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW");

  (D) Rated and unrated corporate bonds, notes, paper and other instruments that are of comparable quality to the commercial paper permitted to be purchased by the Portfolio;

  (E) Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

  (F) Securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and custodial receipts with respect thereto;

  (G) Dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities thereof;

  (H) Repurchase agreements relating to the above instruments; and

  (I) Securities issued or guaranteed by state or local governmental bodies.

TAX-EXEMPT PORTFOLIO

The Tax-Exempt Portfolio invests primarily in high quality short-term instruments, the interest on which is, in the opinion of bond counsel for the issuers, exempt from regular Federal income tax ("Municipal

Instruments"). Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to Northern. In particular, the Portfolio may invest in:

  (A) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, AA or higher by D&P or F-2 or higher by Fitch;

  (B) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, Duff 2 or higher by D&P or F-2 or higher by Fitch;

  (C) Rated and unrated municipal bonds, notes, paper or other instruments that are of comparable quality to the tax-exempt commercial paper permitted to be purchased by the Portfolio; and

  (D) Municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

As a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding units of the Tax-Exempt Portfolio, at least 80% of the Portfolio's annual gross income will be derived from Municipal Instruments except under extraordinary circumstances, such as when Northern believes that market conditions indicate that the Portfolio should adopt a temporary defensive posture by holding uninvested cash or investing in taxable short-term securities ("Taxable Investments"). Taxable Investments will consist exclusively of instruments that may be purchased by the Diversified Assets Portfolio.

DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

BANK OBLIGATIONS. Domestic and foreign bank obligations in which the Diversified Assets Portfolio may invest include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. Such obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Total assets of a bank are determined on the basis of the bank's most recent annual financial statements.

FOREIGN OBLIGATIONS. In addition to the obligations of foreign commercial banks and foreign branches of U.S. banks, the Diversified Assets Portfolio may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Diversified Assets Portfolio may also invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities. Such obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community) designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

Obligations of foreign issuers acquired by the Diversified Assets Portfolio may involve risks that are different than those of obligations of domestic issuers. These risks include unfavorable political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and, generally, there may be less publicly available information regarding such issuers. The Trust could also encounter difficulties in obtaining or enforcing a judgment against a foreign issuer (including a foreign branch of a U.S. bank).

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolios may purchase rated and unrated variable and floating rate instruments, which may have stated maturities in excess of the Portfolios' maturity limitations but will, in any event, permit a Portfolio to demand payment of the principal of the instrument at least once every 13 months on not more than thirty days' notice (unless the instrument is issued or guaranteed by the U.S. Government or an agency or instrumentality thereof). In the case of the Diversified Assets Portfolio, such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate instruments will be determined by Northern to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolios. The absence of an active secondary market with respect to particular variable and floating rate instruments could, however, make it difficult for a Portfolio to dispose of the instruments if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio's 10% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a reliable trading market is absent.

UNITED STATES GOVERNMENT OBLIGATIONS. Each Portfolio may invest in a variety of U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. These obligations include "stripped" securities issued by the U.S. Treasury and recorded in the Federal Reserve book-entry record-keeping system. The Portfolios may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed but unpaid commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. The Portfolios (other than the Government Select Portfolio) may also purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) where the trust participations evidence ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. These participations are normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Investments by the Government Portfolio in such custodial receipts will not exceed 35% of the value of that Portfolio's total assets.

REPURCHASE AGREEMENTS. Each Portfolio may, in accordance with its investment objective, policies and guidelines established by the Trust's Board of Trustees, agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding 13 months, settlement for the repurchase agreement will never be more than one year after a Portfolio's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS. The Government Select Portfolio, Government Portfolio and Diversified Assets Portfolio may enter into reverse repurchase agreements which involve the sale of money market securities held by a Portfolio, with an agreement to repurchase the securities at an agreed upon price (including interest) and date. A Portfolio will use the proceeds of reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A Portfolio will utilize reverse repurchase agreements, which may be viewed as borrowings (or leverage) by the Portfolio, when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. During the time a reverse repurchase agreement is outstanding, the Portfolio will maintain a segregated account with the Trust's custodian containing liquid assets having a value at least equal to the repurchase price. A Portfolio may enter into reverse repurchase agreements with banks, brokers and dealers, and has the authority to enter into reverse repurchase agreements in amounts not exceeding in the aggregate one-third of the Portfolio's total assets. See "Additional Investment Information--Investment Restrictions" in the Additional Statement.

SECURITIES LENDING. The Portfolios may seek additional income from time to time by lending their portfolio securities on a short-term basis to banks, brokers and dealers under agreements requiring that the loans be secured by collateral in the form of cash, cash equivalents or U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the securities loaned. A Portfolio may not make such loans in excess of 33 1/3% of the value of the Portfolio's total assets. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities loaned, or possibly loss of rights in the collateral should the borrower of the securities become insolvent.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. Each Portfolio may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the value of the security to be sold increases prior to the settlement date. Conversely, securities sold on a delayed-delivery or foward commitment basis involve the risk that the value of the security to be sold may increase prior to the settlement date. A Portfolio is required to hold and maintain liquid assets in a segregated account with the Portfolio's custodian until the settlement date, having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a foward commitment to sell portfolio securities, a Portfolio is required to hold the portfolio securities themselves in a segregated account with the custodian while the commitment is outstanding. Although a Portfolio would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if Northern deems it appropriate to do so.

INVESTMENT COMPANIES. In connection with the management of their daily cash positions, the Portfolios may invest in securities issued by other investment companies which invest in short-term, high-quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. In addition, the Portfolios may invest in securities issued by other investment companies consistent with their investment objectives and policies. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations. To the extent required by the 1940 Act and the regulations and orders of the SEC thereunder, the Portfolios currently intend to limit their investments in securities issued by other investment companies so that, as determined immediately after a purchase is made, not more than 3% of the total outstanding stock of any investment company will be owned by the Portfolios, the Trust as a whole and their affiliated persons (as defined in the 1940 Act). The Trust has been advised by its counsel that exempt-interest dividends received by the Tax-Exempt Portfolio as a shareholder of a regulated investment company paying such dividends will receive the same Federal tax treatment as interest received by the Portfolio on Municipal Instruments held by it.

MUNICIPAL AND RELATED INSTRUMENTS. Municipal Instruments in which the Tax-Exempt Portfolio may invest include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal Instruments may be issued to obtain funds for various public purposes, including capital improvements, the refunding of outstanding obligations, general operating expenses, and lending to other public agencies. Among other instruments, the Portfolio may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Municipal Instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source such as lease payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

The Tax-Exempt Portfolio may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal bonds with a series of maturity dates are called Serial Bonds. The Portfolio may purchase Serial Bonds and other long-term securities provided that they have a remaining maturity meeting the Tax-Exempt Portfolio's maturity requirements. The Portfolio may also purchase long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. Put Bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other Municipal Instruments because of the possibility that the Portfolio might hold a long-term Put Bond on which a default occurs following its acquisition by the Portfolio.

The Tax-Exempt Portfolio may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Portfolio may also purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular Federal income tax. Certificates of participation are a type of floating or variable rate obligation that represents interests in a pool of municipal obligations held by a bank.

The Tax-Exempt Portfolio may acquire "standby commitments" with respect to the Municipal Instruments it holds. Under a standby commitment, a dealer agrees to purchase at the Portfolio's option specified Municipal Instruments at a specified price. The acquisition of a standby commitment may increase the cost, and thereby reduce the yield, of the Municipal Instruments to which the commitment relates. The Portfolio will acquire standby commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Municipal Instruments purchased by the Tax-Exempt Portfolio may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause loss to a Portfolio that invests in Municipal Instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations. (See "Foreign Obligations" above.)

As stated, the Tax-Exempt Portfolio expects to invest primarily in Municipal Instruments. However, the Portfolio may from time to time hold uninvested cash or invest a portion of its assets in Taxable Investments. The Portfolio does not intend to invest more than 25% of the value of its total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry. The Portfolio may, however, invest 25% or more of its total assets in
(a) Municipal Instruments the interest upon which is paid solely from revenues of similar projects, and (b) industrial development obligations. In addition, although the Tax-Exempt Portfolio does not expect to do so during normal market conditions, it may invest more than 25% of the value of its total assets in Municipal Instruments whose issuers are in the same state. When a substantial percentage of the Portfolio's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which are otherwise related, there is a possibility that an economic, business or political development affecting one such instrument would likewise affect the other related instruments. The Tax-Exempt Portfolio did not invest 25% or more of its assets in any of these categories during the year ended November 30, 1996, except for industrial development obligations.

So long as other suitable Municipal Instruments are available for investment, the Tax-Exempt Portfolio does not intend to invest in "private activity bonds" the interest from which may be treated as an item of tax preference to unitholders under the Federal alternative minimum tax.

The Diversified Assets Portfolio may also invest up to 5% of its net assets from time to time in municipal instruments or other securities issued by state and local governmental bodies when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid on such investments will be taxable to unitholders.

ISSUER DIVERSIFICATION. In accordance with current SEC regulations, each Portfolio intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the value of its total assets at the time of purchase, except that (a) 25% of the value of the total assets of each Portfolio may be invested in the securities of any one issuer (limited to repurchase agreements, certificates of deposit and bankers' acceptances in the case of the Government Select, Government and Diversified Assets Portfolios) for a period of up to three Business Days; and (b) securities subject to certain unconditional guarantees are subject to different diversification requirements as described in the Additional Statement. In addition, the Portfolios will limit their investments in securities that are not First Tier Securities as prescribed in Rule 2a-7.

DERIVATIVE INSTRUMENTS. Each Portfolio may also purchase certain "derivative" instruments. "Derivative" instruments are instruments that derive value from the performance of underlying assets, interest rates or indices, and include (but are not limited to) various structured debt obligations (including certain variable and floating rate instruments). Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility risk that, if interest rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a Portfolio will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles. Northern will evaluate the risks presented by the derivative instruments purchased by the Portfolios, and will determine, in connection with its day-to-day management of the Portfolios, how they will be used in furtherance of the Portfolios' investment objectives. It is possible, however, that Northern's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Portfolios will, because of the risks discussed above, incur loss as a result of their investments in derivative instruments.

ILLIQUID OR RESTRICTED SECURITIES. A Portfolio will not invest more than 10% of its net assets in securities which are illiquid, including repurchase agreements and time deposits that do not provide for payment to the Trust within seven days after notice and certificates of participation for which there is no readily available secondary market and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act"). In accordance with the current position of the staff of the SEC, municipal custodial receipts representing rights only to either future interest or to future principal payments will be considered illiquid.

If otherwise consistent with its investment objective and policies, the Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as Northern determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

MISCELLANEOUS. Although the Portfolios will generally not seek profits through short-term trading, each Portfolio may dispose of any portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, Northern believes such disposition is advisable. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not necessarily require the disposition of the security, if the continued holding of the security is determined to be in the best interest of the Portfolio and its unitholders.

In determining the creditworthiness of the issuers of portfolio securities that may be purchased and held by the Portfolios, Northern gathers and reviews historical financial data and, through the use of a proprietary software computer program, analyzes and attempts to assess the fundamental strengths and weaknesses of individual issuers, industries and market sectors. Exposure limits are established by Northern for each security in conformance with the objectives and policies stated in this Prospectus, and are thereafter adjusted periodically in response to changes in relevant credit factors.

The Portfolios do not intend to purchase certificates of deposit of Northern or its affiliate banks, commercial paper issued by Northern's parent holding company or other securities issued or guaranteed by Northern, its parent holding company or their subsidiaries or affiliates.

INVESTMENT RESTRICTIONS

The Portfolios are subject to certain investment restrictions which, as described in more detail in the Additional Statement, are fundamental policies that cannot be changed without the approval of a majority of the outstanding units of a Portfolio. Each Portfolio will limit its investments so that less than 25% of the Portfolio's total assets will be invested in the securities (other than U.S. Government securities and repurchase agreements collateralized by such securities) of issuers in any one industry. Each Portfolio may borrow money from banks for temporary or emergency purposes or to meet redemption requests, provided that the Portfolio maintains asset coverage of at least 300% for all such borrowings.

                               TRUST INFORMATION

BOARD OF TRUSTEES

The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees. The Additional Statement contains the name of each Trustee and background information regarding the Trustees.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

Northern, which has offices at 50 S. LaSalle Street, Chicago, Illinois 60675, serves as investment adviser, transfer agent and custodian for each Portfolio. As transfer agent, Northern performs various unitholder servicing functions, and any unitholder inquiries should be directed to it.

Northern, a member of the Federal Reserve System, is an Illinois state-chartered commercial bank and the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern was formed in 1889 with capitalization of $1 million. As of December 31, 1996, Northern Trust Corporation and its subsidiaries had approximately $21.6 billion in assets, $13.8 billion in deposits and employed over 6,900 persons.

Northern administered in various capacities (including as master trustee, investment manager or custodian) approximately $778.9 billion of assets as of December 31, 1996, including approximately $130.3 billion of assets for which Northern had investment management responsibility. Included in managed assets were approximately $69 billion of money market instruments.

Under its Advisory Agreement with the Trust, Northern, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios and placing purchase and sale orders for portfolio securities. Northern is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). As compensation for its advisory services and its assumption of related expenses, Northern is entitled to a fee, computed daily and payable monthly, at an annual rate of .25% of the average daily net assets of each Portfolio.

For serving as investment adviser during the fiscal year ended November 30, 1996, Northern earned fees paid by the Government Portfolio, the Diversified Assets Portfolio and the Tax-Exempt Portfolio at the rate of .25% (per annum) of each Portfolio's average daily net assets. For serving as investment adviser during the fiscal year ended November 30, 1996, Northern earned fees (after waivers) paid by the Government Select Portfolio at the rate of .10% (per annum) of its average daily net assets.

ADMINISTRATOR AND DISTRIBUTOR

Goldman Sachs, 85 Broad Street, New York, New York 10004, acts as administrator and distributor for the Portfolios. Subject to the limitations described below, as compensation for its administrative services (which include supervision with respect to the Trust's non-investment advisory operations) and the assumption of related expenses, Goldman Sachs is entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of .25% of the first $100 million, .15% of the next $200 million, .075% of the next $450 million and .05% of any excess over $750 million of the average daily net assets of each Portfolio. No compensation is payable by the Trust to Goldman Sachs for its distribution services.

Goldman Sachs has agreed in its Administration Agreement with the Trust that if in any fiscal year the sum of a Portfolio's expenses (including the fees payable to Goldman Sachs as Administrator, but excluding the fees payable to Northern for its duties as investment adviser and taxes, interest, brokerage expenses relating to the purchase and sale of securities and extraordinary expenses such as for litigation) exceeds on an annualized basis .10% of such Portfolio's average daily net assets for such fiscal year, it will reimburse such Portfolio for the amount of the excess. In addition, as stated under "Highlights--Summary of Expenses," Northern intends to voluntarily reduce its advisory fee for the Government Select Portfolio during the Trust's current fiscal year. The result of these reimbursement and fee reductions will be to increase the yields of the Portfolios during the periods for which the reimbursements and reductions are made.

                                   INVESTING

PURCHASE OF UNITS

Units are offered to Northern, its affiliates and other institutions and organizations (the "Institutions") acting on behalf of their customers, clients, employees and others (the "Customers") and for their own account. Units of the Portfolios are sold on a continuous basis by the Trust's distributor, Goldman Sachs, to Institutions that either maintain certain qualified accounts with Northern or its affiliates or invest an aggregate of at least $5 million in one or more Portfolios of the Trust. Goldman Sachs has established procedures for purchasing units in order to accommodate different types of Institutions.

PURCHASE OF UNITS THROUGH QUALIFIED ACCOUNTS. Any Institution maintaining a qualified account at Northern or an affiliate may make purchases through such qualified account either by directing automatic investment of cash balances in excess of certain agreed upon amounts or by directing investments from time to time on a non-automatic basis. The nature of an Institution's relationship with Northern or an affiliate will determine whether the Institution maintains a qualified account as well as the procedures available for purchases. Institutions should contact Northern or an affiliate for further information in this regard. There is no minimum initial investment for Institutions that maintain qualified accounts with Northern or its affiliates.

PURCHASE OF UNITS DIRECTLY FROM THE TRUST. An Institution that purchases units directly may do so by means of one of the following procedures, provided it makes an aggregate minimum initial investment of $5 million in one or more Portfolios of the Trust:

  PURCHASE BY MAIL. An Institution desiring to purchase units of a Portfolio by mail should mail a check or Federal Reserve draft payable to the specific Portfolio together with a completed and signed new account application to The Benchmark Funds, c/o The Northern Trust Company, P.O. Box 75943, Chicago, Illinois 60675-5943. An application will be incomplete if it does not include a corporate resolution with the corporate seal and secretary's certification within the preceding 30 days, or other acceptable evidence of authority. If an Institution desires to purchase the units of more than one Portfolio, the Institution should send a separate check for each Portfolio. All checks must be payable in U.S. dollars and drawn on a bank located in the United States. A $20 charge will be imposed if a check does not clear. The proceeds of redemptions of units purchased by check may be delayed up to 15 days to allow the Trust to determine that the check has cleared and been paid. Cash and third party checks are not acceptable for the purchase of Trust units.

  PURCHASE BY TELEPHONE. An Institution desiring to purchase units of a Portfolio by telephone should call Northern acting as the Trust's transfer agent ("Transfer Agent") at 1-800-637-1380. Please be prepared to identify the name of the Portfolio with respect to which units are to be purchased and the manner of payment. Please indicate whether a new account is being established or an additional payment is being made to an existing account. If an additional payment is being made to an existing account, please provide the Institution's name and Portfolio Account Number. Purchase orders are effected upon receipt by the Transfer Agent of Federal funds or other immediately available funds in accordance with the terms set forth below.

  PURCHASE BY WIRE OR ACH TRANSFER. An Institution desiring to purchase units of a Portfolio by wire or ACH Transfer should call the Transfer Agent at 1-800-637-1380 for instructions if it is not making an additional payment to an existing account. An Institution that wishes to add to an existing account should wire Federal funds or effect an ACH Transfer to:

                      The Northern Trust Company
                      Chicago, Illinois
                      ABA Routing No. 0710-00152
                      (Reference 10 Digit Portfolio Account Number) (Reference Unitholder's Name)

  For other information concerning requirements for the purchase of units, call the Transfer Agent at 1-800-637-1380.

EFFECTIVE TIME OF PURCHASES. A purchase order for Portfolio units placed with the Transfer Agent by 1:00 p.m., Chicago time, on a Business Day (as defined under "Miscellaneous") will be effected on that Business Day at the net asset value next determined on that day with respect to a Portfolio, provided that the Transfer Agent receives the purchase price in Federal funds or other immediately available funds prior to 1:00 p.m., Chicago time, on the same Business Day such order is received. Orders received after 1:00 p.m. on a Business Day will be effected at the net asset value next determined on the following Business Day, provided that payment is received as provided herein. Purchase orders received on a non-Business Day will not be executed until the following Business Day in accordance with the foregoing procedures. An order generated pursuant to an automatic investment direction of an Institution that has a qualified account with Northern or its affiliates will normally be placed either on the Business Day that funds are available in such account or on the first Business Day thereafter, depending upon the terms of the Institution's automatic investment arrangements. Units of a Portfolio are entitled to the dividends declared by the Portfolio beginning on the Business Day the purchase order is executed.

MISCELLANEOUS PURCHASE INFORMATION. Units are purchased without a sales charge imposed by the Trust. The minimum initial investment is $5 million for Institutions that invest directly in one or more investment portfolios of the Trust. The Trust reserves the right to waive this minimum and to determine the manner in which the minimum investment is satisfied. There is no minimum for subsequent investments.

Institutions intending to place a purchase order of $5 million or more directly with the Trust through the Transfer Agent are requested to give advance notice to the Transfer Agent no later than 11:00 a.m. Chicago Time on a Business Day in order to assist in the processing of the order.

Institutions may impose minimum investment and other requirements on Customers purchasing units through them. Depending on the terms governing the particular account, Institutions may impose account charges such as asset allocation fees, account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income, which will have the effect of reducing the net return on an investment in a Portfolio. The exercise of voting rights and the delivery to Customers of unitholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read this Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

Institutions that purchase units on behalf of Customers are responsible for transmitting purchase orders to the Transfer Agent and delivering required Federal funds on a timely basis. An Institution will be responsible for all losses and expenses of a Portfolio as a result of a check that does not clear, an ACH transfer that is rejected, or any other failure to make payment in the time and manner described above, and Northern may redeem units from an account it maintains to protect the Portfolio and Northern against loss. The Trust reserves the right to reject any purchase order. In those cases in which an Institution pays for units by check, Federal funds will generally become available two Business Days after a purchase order is received. Federal regulations require that the Transfer Agent be furnished with a taxpayer identification number upon opening or reopening an account. Purchase orders without such a number or an indication that a number has been applied for will not be accepted. If a number has been applied for, the number must be provided and certified within sixty days of the date of the order.

Payment for units of the Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio. For further information about the terms of such purchases, see the Additional Statement.

In the interests of economy and convenience, certificates representing units of the Portfolios are not issued.

Institutions investing in the Portfolios on behalf of their Customers should note that state securities laws regarding the registration of dealers may differ from the interpretations of Federal law and such institutions may be required to register as dealers pursuant to state law.

Northern may, at its own expense, provide compensation to certain dealers whose customers purchase significant amounts of units of a Portfolio. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees that are earned by Northern as investment adviser to such Portfolio (after adjustments) and are attributable to units held by such customers. Such compensation will not represent an additional expense to the Trust or its unitholders, since it will be paid from assets of Northern or its affiliates.

REDEMPTION OF UNITS

Institutions may redeem units of a Portfolio through procedures established by Northern and its affiliates in connection with the requirements of their qualified accounts or through procedures set forth herein with respect to Institutions that invest directly.

REDEMPTION OF UNITS THROUGH QUALIFIED ACCOUNTS. Institutions may redeem units in their qualified accounts at Northern or its affiliates. For Institutions that participate in an automatic investment service described above under "Purchase of Units," Northern or its affiliates will calculate on each Business Day the number of units that need to be redeemed in order to bring the Institution's account up to any agreed upon minimum amount. Redemption requests on behalf of an Institution will normally be placed either on the Business Day the redemption amount is calculated or on the first Business Day thereafter, depending upon the terms of the Institution's automatic investment arrangements. In the latter case, however, Northern or its affiliates normally will provide funds by provisionally crediting the qualified account of the Institution on the Business Day on which the calculation is made. The nature of an Institution's relationship with Northern or an affiliate will determine whether the Institution maintains a "qualified account" as well as the procedures available for redemptions. Institutions should contact Northern or an affiliate for further information in this regard.

REDEMPTION OF UNITS DIRECTLY. Institutions that purchase units directly from the Trust through the Transfer Agent may redeem all or part of their Portfolio units in accordance with the procedures set forth below.

  REDEMPTION BY MAIL. An Institution may redeem units by sending a written request to The Benchmark Funds, c/o The Northern Trust Company, P.O. Box 75943, Chicago, Illinois 60675-5943. Redemption requests must be signed by a duly authorized person, and must state the number of units or the dollar amount to be redeemed and identify the Portfolio Account Number. See "Other Requirements."

  REDEMPTION BY TELEPHONE. An Institution may redeem units by placing a redemption order by telephone by calling the Transfer Agent at 1-800-637-1380. During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, unitholders should follow procedures outlined above under "Redemption by Mail."

  REDEMPTION BY WIRE. If an Institution has given authorization for expedited wire redemption, units can be redeemed and the proceeds sent by Federal wire transfer to a single previously designated bank account. The minimum amount which may be redeemed by this method is $10,000. The Trust reserves the right to change or waive this minimum or to terminate the wire redemption privilege. See "Other Requirements."

  TELEPHONE PRIVILEGE. An Institution that has notified the Transfer Agent in writing of the Institution's election to redeem or exchange units by placing an order by telephone may do so by calling the Transfer Agent at 1-800-637-1380. Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for such instructions that prove to be fraudulent or unauthorized. In all other cases, the unitholder will bear the risk of loss for fraudulent telephone transactions. However, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. The proceeds of redemption orders received by telephone will be sent by check, by wire or by transfer pursuant to proper instruments. All checks will be made payable to the unitholder of record and mailed only to the unitholder's address of record. See "Other Requirements." Additionally, the Transfer Agent utilizes recorded lines for telephone transactions and retains such tape recordings for six months, and will request a form of identification if such identification has been furnished to the Transfer Agent or the Trust.

  OTHER REQUIREMENTS. A change of wiring instructions and a change of the address of record may be effected only by a written request to the Transfer Agent accompanied by (i) a corporate resolution which evidences authority to sign on behalf of the Institution (including the corporate seal and secretary's certification within the preceding 30 days), (ii) a signature guarantee by a financial institution that is a participant in the Stock Transfer Agency Medallion Program ("STAMP") in accordance with rules promulgated by the SEC (a signature notarized by a notary public is not acceptable) or (iii) such other means or evidence of authority as may be acceptable to the Transfer Agent. A redemption request by mail will not be effective unless signed by a person authorized by the corporate resolution or other acceptable evidence of authority on file with the Transfer Agent.

EXCHANGE PRIVILEGE. Institutions and, to the extent permitted by their account agreements, Customers, may, after appropriate prior authorization, exchange units of a Portfolio having a value of at least $1,000 for units of certain other portfolios of the Trust as to which the Institution or Customer maintains an existing account with an identical title.

Exchanges will be effected by a redemption of units of the portfolio held and the purchase of units of the portfolio acquired. Customers of Institutions should contact their Institutions for further information regarding the Trust's exchange privilege and Institutions should contact the Transfer Agent as appropriate. Customers and Institutions exercising the exchange privilege should read the relevant Prospectus prior to making an exchange. The Trust reserves the right to modify or terminate the exchange privilege at any time upon 60 days' written notice to unitholders of record and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made.

EFFECTIVE TIME OF REDEMPTIONS AND EXCHANGES. Redemption orders of Portfolio units are effected at the net asset value per unit next determined after receipt in good order by the Transfer Agent. Good order means that the request includes the following: the account number and Portfolio name; the amount of the transaction (as specified in dollars or units); and the signature of a duly authorized person (except for telephone and wire redemptions). See "Investing-- Redemption of Units--Other Requirements." Exchange orders are effected at the net asset value per unit next determined after receipt in good order by the Transfer Agent. Payment for redeemed units for which a redemption order is received by Northern with respect to a qualified account it maintains or the Transfer Agent as of 1:00 p.m., Chicago time, on a Business Day normally will be made in Federal funds or other immediately available funds wired or sent by check to the redeeming unitholder or, if selected, the unitholder's qualified account with Northern on that Business Day. Redemption orders received after 1:00 p.m. will be effected the next Business Day. Proceeds for redemption orders received on a non-Business Day will normally be sent on the next Business Day after receipt in good order.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless Northern or the Transfer Agent is directed otherwise. The ACH system may be utilized for payment of redemption proceeds. Redemption of units may not be effected if a unitholder has failed to submit a completed and properly executed (with corporate resolution or other acceptable evidence of authority) new account application. Institutions intending to place exchange and redemption orders for same day proceeds of $5 million or more directly with the Trust through the Transfer Agent are requested to give advance notice to the Transfer Agent no later than 11:00 a.m. Chicago Time on a Business Day. The proceeds of redemptions of units purchased by check may be delayed up to 15 days to allow the Trust to determine that the check has cleared and been paid. The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days after receiving a redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

The Trust may require any information reasonably necessary to ensure that a redemption has been duly authorized. Dividends on units are earned through and including the day prior to the day on which they are redeemed.

It is the responsibility of Institutions acting on behalf of Customers to transmit redemption orders to the Transfer Agent and to credit Customers' accounts with the redemption proceeds on a timely basis. If a Customer has agreed with a particular Institution to maintain a minimum balance in his account at such Institution and the balance in such account falls below that minimum, such Customer may be obliged to redeem all or part of his units to the extent necessary to maintain the required minimum balance.

DISTRIBUTIONS

Unitholders of each Portfolio are entitled to dividends and distributions arising from the net income and capital gains, if any, earned on investments held by the particular Portfolio. Dividends from each Portfolio's net income are declared daily as a dividend to unitholders of record at the close of business on the days the dividends are declared (or 3:00 p.m., Chicago time, on non-Business Days).

Net income of each Portfolio includes interest accrued on the assets of such Portfolio less the estimated expenses charged to such Portfolio. Net realized short-term capital gains of each Portfolio will be distributed at least annually. The Portfolios do not expect to realize net long-term capital gains.

Dividends declared during a calendar month (including dividends with respect to units redeemed at any time during the month) will be paid as soon as practicable following the end of the month. All distributions are paid by each Portfolio in cash or are automatically reinvested (without any sales charge) in additional units of the same Portfolio. Arrangements may be made for the crediting of such distributions to a unitholder's account with Northern, its affiliates or its correspondent banks.

TAXES

Management of the Trust intends that each Portfolio will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") as long as such qualification is in the best interest of the Portfolio's unitholders. Such qualification generally relieves each Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code, but unitholders, unless otherwise exempt, will pay income taxes on amounts so distributed (except distributions that constitute "exempt-interest dividends" or that are treated as a return of capital). Dividends paid from net short-term capital gains are treated as ordinary income dividends. None of the Portfolios' distributions will be eligible for the corporate dividends received deduction.

The Tax-Exempt Portfolio intends to pay substantially all of its dividends as "exempt-interest dividends." Investors in the Portfolio should note, however, that taxpayers are required to report the receipt of tax-exempt interest and "exempt-interest dividends" on their Federal income tax returns and that in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum and environmental taxes. First, tax-exempt interest and "exempt-interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum and environmental tax liability. Second, all tax-exempt interest and "exempt-interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum and environmental tax purposes. Unitholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that tax-exempt interest and "exempt-interest dividends" will be taken into account in determining the taxability of their benefit payments. To the extent, if any, that dividends paid by the Tax-Exempt Portfolio to its unitholders are derived from taxable interest or from capital gains, such dividends will be subject to Federal income tax, whether received in cash or reinvested in additional units.

The Tax-Exempt Portfolio will determine annually the percentages of its net investment income which is exempt from the regular Federal income tax, which constitutes an item of tax preference for purposes of the Federal alternative minimum tax, and which is fully taxable and will apply such percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

The Trust will send written notices to unitholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to unitholders of record on a specified date in those months will be deemed for Federal tax purposes to have been paid by a Portfolio and to have been received by the unitholders on December 31 of that year, if the dividends are actually paid during the following January.

The foregoing discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolios and their unitholders and is not intended as a substitute for careful tax planning. Accordingly, investors should consult their tax advisers with specific reference to their own Federal, state and local tax situation. In particular, although the Government Select Portfolio intends to invest primarily in U.S. Government securities the interest on which is generally exempt from state income taxation, an investor should consult his or her own tax adviser to determine whether distributions from the Portfolio are exempt from state income taxation in the investor's own situation. Similarly, dividends paid by the Portfolios may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more of the Portfolios.

                                NET ASSET VALUE

The net asset value per unit of each Portfolio for purposes of purchases and redemptions is calculated by Northern as of 3:00 p.m., Chicago time, immediately after the declaration of net income earned by unitholders of record, on each Business Day (as defined below under "Miscellaneous"), except for days during which no units are tendered to the Portfolio for redemption and no orders to purchase or sell units are received by the Portfolio and except for days on which there is an insufficient degree of trading in the Portfolio's securities for changes in the value of such securities to materially affect the net asset value per unit. Net asset value per unit of each Portfolio is calculated by adding the value of all securities and other assets of the Portfolio, subtracting the liabilities of the Portfolio and dividing by the number of units of the Portfolio outstanding.

In seeking to maintain a net asset value of $1.00 per unit with respect to each Portfolio for purposes of purchases and redemptions, the Trust values the portfolio securities held by a Portfolio pursuant to the amortized cost method. Under this method, investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period of maturity. See "Amortized Cost Valuation" in the Additional Statement. There can be no assurance that a Portfolio will be able at all times to maintain a net asset value per unit of $1.00.

                            PERFORMANCE INFORMATION

From time to time the Portfolios may advertise their "yields" and "effective yields" and the Government Select Portfolio and Tax-Exempt Portfolio may advertise their "tax-equivalent yields." These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Portfolio over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free yield. It is calculated by taking that portion of the seven-day "yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent yield" will always be higher than the Portfolio's yield.

The Portfolios' yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Yield will be affected by portfolio quality, composition, maturity, market conditions and the level of the Portfolio's operating expenses.

                                  ORGANIZATION

The Trust was formed as a Massachusetts business trust on July 15, 1982 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust offers seventeen separate series of units of beneficial interest, representing interests in seventeen investment portfolios, four of which are described in this prospectus; the other series of units are described in separate prospectuses. The Trust's Tax-Exempt Portfolio is the successor to a separate series of The Benchmark Tax-Exempt Fund, which was organized on July 15, 1982 and which transferred its assets and liabilities to the Tax-Exempt Portfolio pursuant to a reorganization on October 5, 1990.

The Trust Agreement permits the Board of Trustees to issue an unlimited number of units of beneficial interest of each of the Trust's series. The Trust Agreement further authorizes the Board of Trustees to classify or reclassify any unissued units into any number of additional series of units. Each unit of a Portfolio is without par value, represents an equal proportionate interest in that Portfolio and is entitled to such dividends and distributions earned on such Portfolio's assets as are declared in the discretion of the Board of Trustees.

The Trust's unitholders are entitled to one vote for each full unit held and proportionate fractional votes for fractional units held. Each series entitled to vote on a matter will vote thereon in the aggregate and not by series, except as otherwise required by law or when the matter to be voted on affects only the interests of unitholders of a particular series. The Additional Statement gives examples of situations in which the law requires voting by series. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate units of the Trust may elect all of the Trustees irrespective of the vote of the other unitholders.

As of March 1, 1997, Northern possessed sole or shared voting or investment power for its customer accounts with respect to more than 50% of the outstanding units of the Trust.

The Trust does not presently intend to hold annual meetings of unitholders except as required by the 1940 Act or other applicable law. Pursuant to the Trust Agreement, the Trustees will promptly call a meeting of unitholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding units. To the extent required by law, the Trust will assist in unitholder communications in connection with such a meeting.

The Trust Agreement provides that each unitholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

                                 MISCELLANEOUS

The address of the Trust is 4900 Sears Tower, Chicago, Illinois 60606 and the telephone number is 1-800-621-2550.

As used in this Prospectus, the term "Business Day" refers to each day when Northern and the New York Stock Exchange are open, which is Monday through Friday, except for holidays observed by Northern and/or the Exchange other than Good Friday. For 1997, the holidays of Northern and/or the Exchange are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving and Christmas Day. Notice of purchase or redemption orders to be executed on Good Friday, or any other day Northern is open for business and the Exchange is closed must be received by the Transfer Agent no later than 11:00 a.m. Chicago time on the prior Business Day if the amount of the order is in excess of $1,000,000. On those days when Northern or the Exchange closes early as a result of unusual weather or other circumstances, the right is reserved to advance the time on that day by which purchase and redemption requests must be received. In addition, on any Business Day when the Public Securities Association (PSA) recommends that the securities markets close early, the Portfolios reserve the right to cease or to advance the deadline for accepting purchase and redemption orders for same Business Day credit up to one hour before the PSA recommended closing time. Purchase and redemption requests received after the advanced closing time will be effected on the next Business Day.

                             ---------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.